Exhibit 10.4

TRANSITION SERVICES AGREEMENT

This TRANSITION SERVICES AGREEMENT (“Agreement”) is made and entered into this 31st day of March, 2011 (the “Effective Date”) by and between Ashland Inc., a corporation organized under the laws of Kentucky (“Ashland”), and Nexeo Solutions, LLC, formerly known as TPG Accolade, LLC, a limited liability company organized under the laws of Delaware (“Recipient”).

BACKGROUND

WHEREAS, Ashland and Recipient entered into an Agreement of Purchase and Sale, dated November 5, 2010 (as amended, the “Asset Purchase Agreement”), providing for the sale of certain assets by Ashland and certain of its Affiliates to Recipient and certain of its Affiliates;

WHEREAS, on the Effective Date, the ownership of such assets transferred from Ashland and certain of its Affiliates to Recipient and certain of its Affiliates; and

WHEREAS, pursuant to the Asset Purchase Agreement, Recipient and certain of its Affiliates have requested Ashland and certain of its Affiliates to provide certain services to Recipient and its Affiliates engaged in the Business (as defined below) following the Effective Date, and Ashland has agreed to provide, or cause certain of its Affiliates to provide, such services, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, it is agreed as follows:

TERMS

1. Definitions.

“Affiliate” shall mean any entity which is now or hereafter becomes directly or indirectly controlling, controlled by, under control of, or under common control with one of the parties at any time during the period for which the determination of affiliation is being made. “Control” (including, with correlative meaning, the terms “controlling”, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to elect a majority of the board of directors (or other governing body) or to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities, by contract or otherwise.

“Business” shall mean the business formerly conducted by the segment of Ashland known as “Ashland Distribution” and sold to Recipient and its Affiliates on the Effective Date pursuant to the Asset Purchase Agreement.

All other terms defined herein will have the meanings ascribed thereto in this Agreement.

2. Furnishing of Services.

During the Term of this Agreement as set forth in Section 5, Ashland agrees to provide to Recipient, or cause certain of its Affiliates to provide to Recipient, the services specifically identified in Schedule A (each a “Service” and collectively, the “Services”). The Services shall be provided in accordance with the terms set forth on Schedule A, and, unless a service level pertaining to a particular Service is noted in Schedule A, shall be provided as and when Recipient shall from time to time reasonably request and as are from time to time available to Ashland from its personnel or the personnel of its Affiliates. Recipient agrees to purchase, and cause its Affiliates to purchase, the Services in accordance with the terms of this Agreement.

(a) If, after the Effective Date, either Ashland or Recipient determines that Schedule A does not fully or accurately reflect all the necessary services that were provided to the Business by Ashland and its Affiliates in the twelve (12) month period prior to the Effective Date and such services are not provided under any other agreement between Ashland and Recipient (the “Additional Services”), Ashland undertakes that it shall provide or procure that its Affiliates shall provide such Additional Services as part of the Services as Recipient requests in writing, and the parties hereto undertake that they will amend the provisions of Schedule A so that Schedule A includes the Additional Services.

(b) Ashland shall perform, or shall cause its Affiliates to perform, all Services to the same standard of care, including at substantially the same response time, as if they were being performed for Ashland and by individuals possessing the same qualifications as Ashland would require if such Services were being performed for Ashland. In connection with providing the Services, Ashland and its Affiliates shall not be required to perform, or refrain from taking, any actions that, in Ashland’s reasonable judgment, could result in any breach or violation of any license, lease or other agreement to which Ashland or any of its Affiliates is a party, or any law; provided, however, that Ashland will use commercially reasonable efforts, at the sole cost of Recipient, to obtain any third party consents required to provide the Services to Recipient.

(c) Neither Ashland nor any of its Affiliates will be required to perform any of the Services for the benefit of any person other than Recipient and its Affiliates.

(d) The selection of the personnel who will furnish the Services shall be made by Ashland in its sole discretion, but with due consideration to providing the level of service required to be provided hereunder. In no event shall Ashland or its Affiliates be required to hire additional individuals or to retain any specific individual in its employ to provide the Services hereunder. Recipient understands that, prior to the date of this Agreement, Ashland or its Affiliates may have contracted with third-party vendors to provide services in connection with all or any portion of the Services to be provided hereunder. Ashland reserves the right to continue in accordance with past practice in effect prior to the Effective Date in the ordinary course of business to subcontract with third-party vendors to provide the Services.

(e) Recipient shall provide, and shall cause its Affiliates to provide, Ashland with such information and documentation as is reasonably requested by Ashland and Recipient shall perform, and shall cause its Affiliates to perform, such actions and tasks as may be reasonably requested by Ashland to enable Ashland to perform the Services in accordance with this

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Agreement. All personnel providing Services, and the supervisors of such personnel, will be granted access to Recipient’s sites and systems as reasonably necessary or appropriate to enable Ashland to fulfill its obligations hereunder; provided, however, that no person shall be required to remain at a site if conditions at such site present a hazard to such person’s health or safety.

(f) (i) During the Term of this Agreement, Ashland shall retain ownership of (A) all servers, hardware and equipment listed on Schedule B and (B) any hardware, equipment or software acquired by Ashland and invoiced to Recipient during the Term of this Agreement for the sole purpose of providing the Information Technology Services (the “IT Services”) pursuant to Section 15 of Schedule A (collectively, the “IT Assets”), and shall use the IT Assets solely for the benefit of Recipient and its Affiliates to provide the IT Services as contemplated by this Agreement. Upon the termination of the IT Services pursuant to the terms of this Agreement, for no additional consideration paid to Ashland or its Affiliates, Ashland shall convey, transfer and deliver to Recipient or its Affiliates ownership of and title to the IT Assets (together with any replacements, substitutions, upgrades or modifications thereto) and any other IT hardware that is used exclusively for the benefit of Recipient or its Affiliates, free and clear of all Encumbrances, in accordance with the terms of the Asset Purchase Agreement. The parties agree to execute and deliver such documents or instruments of sale as are necessary to effect the conveyance of the IT Assets pursuant to this Section 2(f)(i). For the avoidance of doubt, ownership and title to the software licenses listed under the “Application Software” heading in Schedule B will not be transferred to Recipient pursuant to this Agreement; provided, however, that Recipient may obtain ownership and title to such software licenses by entering into agreements with the applicable software vendors, and Ashland will cooperate with Recipient as necessary to transfer any such software licenses owned by Ashland to Recipient.

(ii) During the Term of this Agreement, Ashland shall retain possession of all data and records as required to enable Ashland and its Affiliates to provide the Services as contemplated by this Agreement; provided, however, that Recipient shall own all of the data and records (x) provided by Recipient or its Affiliates, or created by or for Ashland solely on behalf of Recipient or its Affiliates, that are used by Ashland or its Affiliates in relation to the provision of the Services and/or (y) acquired by Recipient or its Affiliates pursuant to the Asset Purchase Agreement, in each case including, without limitation, employee information, customer information, product details and pricing information. Recipient shall have access to such records and data upon reasonable request and shall have the right to take possession of such records and data upon reasonable notice to Ashland; provided, however, that such access or possession by Recipient does not unreasonably interfere with Ashland’s operation of its business or limit Ashland’s ability to provide the Services as contemplated by this Agreement. Upon the termination of any Service pursuant to the terms of this Agreement, the data and records related to such terminated Service that remains in the possession of Ashland or its Affiliates shall be provided to Recipient pursuant to a mutually agreed migration plan or as otherwise reasonably requested by Recipient.

(g) (i) In addition to the representatives of Ashland and Recipient set forth in Schedule A with respect to each area of Services (the “Service Representatives”), Ashland and Recipient shall each designate in writing to the other party one representative (each a “Party Representative”) to act as a contact person with respect to all issues relating to the provision of the Services pursuant to this Agreement. To the extent an issue is not resolved by the Service

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Representatives or does not arise from a specific Service, the Party Representatives shall hold review meetings by telephone or in person, at times to be mutually agreed, to discuss any issues relating to such Service or the provision of the Services under this Agreement (“Review Meetings”). In the Review Meetings, the Party Representatives shall be responsible for discussing any problems identified in connection with the provision of the Services and, to the extent changes in the provision of the Services are agreed upon, for the implementation of such changes. The Party Representatives will mutually establish governance procedures for the Service Representatives to address and resolve issues, and if necessary to escalate those issues to the Party Representatives for resolution in accordance with the terms of this Agreement.

(ii) In connection with the IT Services, Ashland and Recipient shall each designate one to two senior Information Technology employees to participate on a steering committee (the “IT Steering Committee”). The IT Steering Committee will meet quarterly to provide overall guidance and direction for IT activities. Meetings will be facilitated by the Service Representatives designated by Ashland and Recipient with respect to the IT Services. In the event of any dispute relating to the IT Services which cannot be resolved between the Service Representatives, such dispute will be elevated to the IT Steering Committee for resolution.

(h) Recipient may, from time to time during the Term, request that Ashland provide additional services that are (i) services that were not necessary to the Business in the twelve (12) month period prior to the Effective Date or (ii) related to the migration of the Services to a new provider or to Recipient’s internal information systems. Ashland agrees to use commercially reasonable efforts to provide such additional services (“Supplemental Services”) pursuant to mutually agreed supplements to Schedule A. The parties shall jointly agree on the applicable charges for any Supplemental Services based on methodologies that were used to determine the Services Fees set forth in Schedule D and such charges will be reflected in such supplements.

2A. Local Agreements.

(a) With respect to any Services that are delivered in a particular country, Ashland and Recipient may cause their respective Affiliates located in such country to enter into one or more local services agreements (each a “Local Agreement”), for the purpose of memorializing the implementation of this Agreement in that country, to address Services delivered locally in that country and payments for such Services. All Services shall be provided by Ashland or the applicable Affiliate of Ashland pursuant to this Agreement or an executed Local Agreement. Unless and to the extent an individual Local Agreement expressly provides otherwise, each Local Agreement shall incorporate by reference the terms and conditions of this Agreement and shall not be construed as altering or superseding the rights and obligations of the Parties under this Agreement. In the event of any conflict between the terms of this Agreement and any Local Agreement, the provisions of this Agreement shall control.

(b) The Party Representatives (and/or their respective designees(s)) shall remain responsible for the administration of this Agreement and the individual Local Agreements on behalf of Ashland and Recipient respectively, and shall be the only individuals authorized to amend, modify, change, waive or discharge any rights and obligations under this Agreement on behalf of Ashland and Recipient. No changes to any Local Agreement shall be made without the knowledge of the Party Representatives and the agreement of the local Ashland Affiliate and local Affiliate of Recipient in a written amendment to the Local Agreement.

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(c) Recipient shall have the right to enforce this Agreement (including the terms of all Local Agreements) on behalf of each of its Affiliates that has entered into a Local Agreement, and to assert all rights and exercise and receive the benefits of all remedies (including Damages) of each such Affiliate, to the same extent as if Recipient were such Affiliate, subject to the limitations of liability applicable under this Agreement. Ashland shall have the right to enforce this Agreement (including the terms of all Local Agreements) on behalf of each Ashland Affiliate that enters into a Local Agreement, and to assert all rights and exercise and receive the benefits of all remedies (including Damages) of each of its Affiliates, to the same extent as if Ashland were such Affiliate, subject to the limitations of liability applicable under this Agreement.

3. Fees for Services.

(a) The fees for the Services shall be (i) the fees set forth on Schedule D with respect to each area of Services provided by Ashland or its Affiliates (the “Services Fees”) plus (ii) an administrative fee equal to 6.35% of the aggregate amount of the Services Fees in any invoice (the “Administrative Fee” and, collectively with the Services Fees, the “Fees”). The Services Fees are presented in Schedule D on an annualized basis but shall be invoiced and paid on a monthly basis. At the end of each calendar month during which Services are provided under this Agreement, Ashland shall provide, or cause its Affiliates to provide, a written invoice setting forth the Fees (it being understood that any associated reasonable travel and other out-of-pocket expenses incurred to perform the Services during such calendar month shall be set forth in the invoice for the following calendar month), and Recipient shall pay, or cause its applicable Affiliate to pay, each such invoice within forty (40) days of the date of such invoice (any such day on which a payment amount is due, the “Due Date”). The Services Fees (other than the Services Fees with respect to the IT Services) shall automatically increase by 2% on each anniversary of the Effective Date during the Term of the this Agreement. In the event that Additional Services or Supplemental Services are added in accordance with Sections 2(a) and 2(h) of this Agreement, Schedule D shall be amended as necessary to reflect the Services Fees with respect to such Services. All payments made pursuant to this Section 3 shall be made in local currency designated in Schedule D by wire transfer to an account at a financial institution designated in writing by Ashland or its Affiliate, as applicable.

(b) Any invoices not paid by the Due Date shall bear interest at a rate equal to the rate of interest as announced by Citibank, N.A. as its prime rate on such Due Date, calculated on the basis of the actual number of days elapsed, divided by three hundred sixty-five (365), from the Due Date until the date payment is received in full by Ashland or its Affiliate, as applicable.

(c) Recipient shall pay any one time set up charges and/or windup charges for certain of the Services listed in Schedule A.

(d) This Section 3 shall survive the expiration, termination or cancellation of this Agreement with respect to the Services performed pursuant to this Agreement for which Recipient has not yet paid.

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4. Taxes. Recipient and Ashland shall be subject to the provisions of Section 2.5, 2.6 and 7.4 of the Asset Purchase Agreement.

5. Term and Termination of Agreement.

(a) This Agreement shall commence on the Effective Date and, subject to the terms of Section 11 hereof, shall terminate on the close of business on the date which is thirty-six (36) months after the Effective Date (the “Initial Term”) unless earlier terminated in accordance with any other express provision of this Agreement or by written agreement of the parties. Recipient shall have the option to extend the term of this Agreement for an additional six (6) months by providing written notice at least ninety (90) days prior to the end of the Initial Term (any extension together with the Initial Term is referred to herein as the “Term”).

(b) If Recipient assigns this Agreement to any successor pursuant to Section 11(c), and such successor is a competitor to a significant line of business of Ashland, as reasonably determined by Ashland, then Ashland shall have the right, exercisable by delivering written notice to Recipient within thirty (30) days after Ashland’s receipt of Recipient’s notice of such assignment, to terminate this Agreement upon at least six (6) months’ advance written notice during which Ashland will use all reasonable efforts to effect a full migration of the Services to Recipient or its chosen service providers in a manner that does not disrupt the business of the Recipient.

(c) Recipient may terminate any Service subject to any limitations set forth in Schedule A and subject to the advance notice requirements in Schedule A with respect to that Service; provided, however, if the provision by Ashland of one Service (the “Underlying Service”) is necessary in order to enable Ashland to provide any other Services (the “Dependent Services”) as set forth in Schedule A, Recipient may not terminate the Underlying Service without also canceling all applicable Dependent Services.

6. Force Majeure.

(a) A party will be excused from performing hereunder (except for the performance of financial obligations for the Services provided) and will not be liable in damages or otherwise when and to the extent its performance is delayed or prevented by any circumstance beyond its reasonable control and not due to its fault or negligence (a “Force Majeure”), including, without limitation, the following: natural disaster; fires; floods; earthquakes; storms; unusual weather conditions; explosions; terrorist act or war; accidents; breakdowns of machinery or equipment; inability to obtain equipment, fuel or other materials; lack of transportation or distribution facilities; labor shortages, slowdowns, strikes, lockouts or other disputes; public disorder, riots or other civil disturbances; or voluntary or involuntary compliance with any law, order, regulation, official recommendation or request of any governmental authority.

(b) If the performance of any obligation hereunder is sought to be excused by reason of a Force Majeure, the affected party shall promptly notify the other party in writing of the Force Majeure, the anticipated extent of the delayed or prevented performance and the steps it will take to remedy the situation. The party so affected shall use commercially reasonable efforts to cure or remedy such cause of non-performance in a timely manner; provided, however, that it

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shall not be required to make any concession or grant any demand or request to settle any strike or other labor dispute. In no event will the affected party be obligated to procure individuals from other sources to enable it to perform its obligations hereunder.

7. Limitation of Liability; Indemnity.

(a) Determination of the suitability of any Services furnished hereunder for the use contemplated by Recipient is the sole responsibility of Recipient, and neither Ashland nor its Affiliates will have any responsibility in connection therewith. Recipient assumes all risk and liability for loss, damage or injury to persons or property arising out of such Services, however used, and Ashland and its Affiliates shall in no event be liable to Recipient or its Affiliates or those claiming by, through or under Recipient or its Affiliates (including employees, agents, customers, subtenants, contractors and other invitees) for any damage, including, without limitation, personal or property damage, suffered by any of them, directly or indirectly, as a result of any Services provided hereunder, regardless of whether due or alleged to be due to the negligence of Ashland or its Affiliates, except to the extent such damage is occasioned by Ashland’s bad faith, willful misconduct or intentional breach of this Agreement.

(b) ASHLAND AND ITS AFFILIATES SHALL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO RECIPIENT OR ITS AFFILIATES FOR ANY INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT OR ANY OF THE SERVICES PROVIDED HEREUNDER, INCLUDING, WITHOUT LIMITATION, BUSINESS INTERRUPTION LOSSES OR THIRD-PARTY CLAIMS, WHETHER CAUSED BY BREACH OF THIS AGREEMENT, NEGLIGENCE OR OTHERWISE; PROVIDED, HOWEVER, THAT THE FEES FOR SERVICES HEREUNDER AND ASHLAND’S RIGHT THERETO SHALL NOT BE DEEMED INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE IN NATURE.

(c) Recipient shall indemnify, defend and hold harmless Ashland and its Affiliates and their respective officers, directors, employees, agents, advisors or representatives (each an “Ashland Indemnitee”) from and against all costs, judgments, awards, claims, suits, liabilities, damages, losses, penalties and other expenses of any kind or nature (whether absolute, accrued, contingent or other) suffered by any of them arising from or in connection with this Agreement or the Services provided hereunder, regardless of the legal basis of liability or legal or equitable principle involved, including reasonable attorneys’ fees and expenses of investigation (which fees and expenses shall be paid as incurred) (collectively, the “Damages”); provided, however, that such indemnity shall not apply for the benefit of an Ashland Indemnitee if it is ultimately found through settlement or by final, non-appealable order that such Ashland Indemnitee’s actions constituted bad faith, willful misconduct or intentional breach of this Agreement.

(d) Any proceedings relating to indemnification under this Section 7 shall be conducted in accordance with the procedures set forth in Section 9.3 and Section 9.4 of the Asset Purchase Agreement.

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(e) Nothing contained in this Section 7 shall limit or alter the obligation of either party to indemnify the other party pursuant to the Asset Purchase Agreement; provided, however, that no party shall obtain duplicative recoveries.

(f) The provisions of this Section 7 shall survive the expiration, termination or cancellation of this Agreement and shall be enforceable to the fullest extent permitted by law or in equity.

8. Remedies for Default.

(a) If a party:

(i) defaults in the payment of any indebtedness hereunder to the other party and fails to remedy such breach within ten (10) business days of written notice of such default from the non-defaulting party;

(ii) commits a breach of any other provision of this Agreement in any material respect and fails to remedy such breach within thirty (30) business days of written notice of such breach from the non-defaulting party (or such longer period if a cure not capable of being completed within such thirty (30) business day period has been commenced and is being diligently pursued); or

(iii) voluntarily files, or involuntarily has filed against it (which filing is undismissed within sixty (60) days of such involuntary filing), any bankruptcy, receivership, insolvency or reorganization proceeding;

then in any such event the other party will have the right, in addition to any other rights and remedies it may have hereunder, to suspend deliveries or receipts hereunder or to terminate this Agreement if such delay or default substantially impairs the value of the entire Agreement to the non-defaulting party.

9. Confidentiality.

(a) Each party undertakes to treat as confidential all information in any medium or format (whether marked “confidential” or not) which that party (the “Receiving Party”) receives during the Term of this Agreement and for the purposes of this Agreement from the other party (the “Disclosing Party”) either directly or from any person, firm, company or organization associated with the Disclosing Party, which concerns the business or operations of the Disclosing Party or its Affiliates and is owned by the Disclosing Party (the “Confidential Information”).

(b) The Receiving Party may also use the Confidential Information of the Disclosing Party for the purposes of this Agreement and the Receiving Party may provide its employees, directors, suppliers, agents, subcontractors and professional advisers with access to such Confidential Information on a strict “need-to-know” basis only. Each party shall ensure that its employees, agents and subcontractors comply with its obligations of confidence. Each separate recipient shall be bound to hold all such Confidential Information in confidence to the standard required under this Agreement. Where such recipient is not an employee or director of the relevant Receiving Party, the Receiving Party shall provide the Confidential Information to such permitted persons subject to reasonable and appropriate obligations of confidence.

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(c) The provisions of this Section 9 shall not apply to any information which enters the public domain other than as a result of a breach of this Section 9, is received from a third party which is under no confidentiality obligations or is independently developed by one party without use of the other party’s Confidential Information. The Receiving Party may disclose the Confidential Information of the Disclosing Party where required to do so by law or by any competent regulatory authority. In these circumstances the Receiving Party shall give the Disclosing Party prompt advance written notice of the disclosures (where lawful and practical to do so) so that the Disclosing Party has sufficient opportunity (where reasonably possible) to prevent or control the manner of disclosure by appropriate legal names.

(d) Except to the extent required under this Agreement or required for purposes of complying with applicable law, including environmental, health and safety laws and reporting provisions thereunder, all Confidential Information, in written or other tangible media, shall be returned to the Disclosing Party, within thirty (30) days following the expiration, termination or cancellation of this Agreement and all electronic Confidential Information shall be deleted from the Receiving Party’s systems.

(e) The provisions of this Section 9 shall survive the expiration, termination or cancellation of this Agreement.

10. No Solicitation.

Without Ashland’s prior written consent, neither Recipient nor its Affiliates shall solicit for employment (whether as an employee, consultant or temporary employee) any employee of Ashland or any of its Affiliates who provide Services under this Agreement; provided, however, that in each case this Section 10 shall not apply if (i) any such employee has been terminated by Ashland or any of its Affiliates or (ii) any such employee contacts Recipient or any of its Affiliates in response to a solicitation for employment made to the public in general, or other method not specifically directed toward such employees. Notwithstanding the foregoing, Recipient shall not be obligated to comply with the foregoing provision with respect to any employee (a) who has functional knowledge specific to the Business, (b) possesses a job title or role identified on Schedule C hereof and (c) who is no longer providing any Services under this Agreement as a result of the termination of such Services in accordance with the terms hereof. For the avoidance of doubt, Recipient shall only be able to solicit an Ashland “process owner” or his or her direct reports in accordance with the provisions of the Asset Purchase Agreement.

11. General Provisions.

(a) All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by certified mail, return receipt requested, or by an internationally recognized courier service, or if sent by facsimile, provided that the facsimile is promptly confirmed by written confirmation thereof to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

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if to Ashland:

Ashland Inc.
5200 Blazer Parkway
Dublin, Ohio 43017
USA
	Telephone:	614-790-4842
	Facsimile:	614-790-3306
	Attn:	President, Global Supply Chain

with a copy to:

Ashland Inc.
5200 Blazer Parkway
Dublin, Ohio 43017
USA
	Telephone:	614-790-6422
	Facsimile:	614-790-4268
	Attn:	Assistant General Counsel

if to Recipient:

Nexeo Solutions, LLC
5200 Blazer Parkway
Dublin, Ohio 43017
USA
	Telephone:	614-790-3333
	Facsimile:	859-357-5546
	Attn:	General Counsel

(b) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Recipient and Ashland or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c) No party to this Agreement may assign any of its rights or obligations under this Agreement without the consent of the other party; provided, however, that Recipient may assign its interests under this Agreement in connection with a merger or sale of substantially all assets or to one or more of its controlled Affiliates; provided further, that Ashland may assign its rights and/or obligations hereunder to one or more of its respective Affiliates. No such assignment by Recipient or Ashland, as the case may be, shall relieve such assignor of any of its obligations hereunder.

(d) This Agreement comprises the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, except for (i) the Asset Purchase Agreement and (ii) any written agreement of the parties that expressly provides that it is not superseded by this Agreement.

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(e) Any obligation of any party to any other party under this Agreement, which obligation is performed, satisfied or fulfilled by an Affiliate of such party, shall be deemed to have been performed, satisfied or fulfilled by such party.

(f) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person other than Recipient, Ashland or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

(g) Whether or not this Agreement is consummated, except as otherwise expressly provided herein, each of the parties hereto shall be responsible for the payment of its or any of its Affiliates’ own costs and expenses incurred in connection with the negotiations leading up to and the performance of its own obligations pursuant to this Agreement, including the fees of any attorneys, accountants, brokers or advisors employed or retained by or on behalf of such party.

(h) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A., its rules of conflict of laws notwithstanding. Each of Ashland and Recipient irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery or, if such court does not have jurisdiction, any Delaware state court or United States Federal court sitting in the State of Delaware, and any appellate court from any thereof, for the purposes of any proceeding arising out of this Agreement, or for recognition or enforcement of any judgment, and each party irrevocably and unconditionally agrees that all claims in respect of such proceeding may be heard in such state court or, to the extent permitted by applicable law, in such Federal court. Each of Ashland and Recipient agree to commence any such proceeding either in the Delaware Court of Chancery or, if such proceeding may not be brought in such court for jurisdictional reasons, in any Delaware state court or United States Federal court sitting in the State of Delaware. Each of Ashland and Recipient further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which such party has submitted to jurisdiction in this Section 11(h). Each of Ashland and Recipient irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, in any court referred to in the first sentence of this Section 11(h) and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

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(j) The heading references herein are for convenience purposes only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

(k) The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof in any other jurisdiction.

(l) The English language shall be the definitive and controlling text of this Agreement, notwithstanding the translation of this Agreement into any other language.

(m) EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(M).

(n) It is expressly understood that Ashland and Recipient are independent Contractors, and that neither has the authority to bind the other to any third person or otherwise to act in any way as the representative of the other, unless otherwise expressly agreed to in writing signed by both parties hereto.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

ASHLAND INC.		NEXEO SOLUTIONS, LLC

By:	/s/ Michael S. Roe	By:	/s/ Michael B. Farnell, Jr.
Name:	Michael S. Roe	Name:	Michael B. Farnell, Jr.
Title:	Authorized Signatory	Title:	Authorized Signatory

[Signature Page to Transition Services Agreement]

Schedule A

SCHEDULE A

1. Finance	A-4
1.1 Benefits Accounting	A-4
1.2 Controller - General Accounting	A-4
1.3 Corporate Accounting	A-10
1.4 External Reporting	A-10
1.5 Property Accounting	A-10
1.6 Controller - Canada	A-11
1.7 Controller - Mexico	A-13
2. Treasury	A-15
2.1 Cash Application North America	A-15
2.2 Cash Management North America, EMEA	A-16
2.3 Debt/Intercompany Loan - North America, EMEA	A-19
2.4 Financial Risk Management - North America, EMEA	A-20
2.5 Investments - North America, EMEA	A-20
2.6 Letters of Credit - Global except for Russia	A-20
2.7 Intercompany Netting - Global	A-20
2.8 China	A-21
2.9 Singapore	A-23
3. Tax	A-26
3.1 Tax Advisor	A-26
3.2 Tax Training	A-27
4. Supply Chain	A-28
4.1 Accounts Payable	A-28
4.1.1 Accounts Payable - EMEA	A-29
4.2 Engineering	A-29
4.3 Indirect	A-30
4.3.1 Indirect - Travel	A-31
4.3.2 Indirect - Procurement Operations	A-32
4.3.3 Indirect - Packaging	A-32
4.3.4 Indirect - MRO/Services/CAPEX	A-33
4.3.5 Indirect - IT	A-33
4.3.6 Indirect - Freight	A-34
4.3.7 Indirect - Energy Management	A-34
4.3.8 Indirect - Corporate Card Services	A-34
4.4 Logistics	A-35
4.4.1 Logistics - Regional Logistics Support	A-35
4.4.2 Logistics - Fuel Management of Auto Fleet using Wright Express Fuel Cards	A-35
4.4.3 Logistics - DOT Compliance Consulting Service	A-36
4.4.4 Logistics - Auto Fleet Management Using Lease Plan	A-36

A-1

Schedule A

4.4.5 Logistics - Transactional support and execution	A-37
4.4.6 Logistics - Cycle Count Support and execution	A-37
4.4.7 Logistics - Auditing and SOX	A-38
4.5 Master Data	A-38
4.6 Order to Cash	A-39
4.6.1 E-Commerce	A-39
4.6.2 OTC Salesforce.com	A-42
4.6.3 OTC Import/Export	A-42
4.6.4 OTC EMEA	A-43
4.6.5 OTC EMEA	A-43
4.7 Security	A-43
4.7.1 Security - UL Approved 24/7 Emergency Reporting and Alarm Monitoring (1-855-NEXEO4U)	A-43
4.7.2 Security - Emergency / Incident Response and Confidential Investigations	A-44
4.7.3 Security - 24/7 Government Security Program Coordination and Responsible Care (SME)	A-45
4.7.4 Security - 24/7 Dublin Campus Security Management	A-48
4.7.5 Security - Technical Support / Equipment Installation and Maintenance	A-48
4.8 Lab Services	A-48
5. Environmental Health & Safety	A-50
5.1 Non-SAP / Mgt Systems and Reporting	A-50
5.2 SAP	A-51
5.3 Subject Matter Experts	A-54
5.4 Emergency Response	A-55
5.5 Training	A-55
5.6 Database Management	A-56
5.7 General	A-56
5.8 EMEA	A-57
6. Human Resources	A-59
6.1 US & Mexico - Employee Relation Support	A-59
6.2 US - Global Compensation	A-60
6.3 US & Mexico - HR Service Center - Benefits and Executive Compensation	A-61
6.4 US - HR Service Center - Master Data	A-63
6.5 US - HR Service Center - Payroll	A-64
6.6 US - HR Service Center - Call Center	A-65
6.7 US - Medical Affairs	A-66
6.8 HR Service Center - Staffing	A-67
6.9 US & Mexico - Talent Mgmt - (LMS only)	A-68
6.10 Asia Pacific HR Support	A-70
6.11 Canada HR Support	A-71
7. Corporate Real Estate	A-73
7.1 Lease/Fee Property Administration	A-73
8. Office & Building Services	A-74

A-2

Schedule A

8.1 Barendrecht Resource Group	A-74
8.2 US - Wilmington	A-77
8.3 Office Space	A-79
8.3.1 Office Space - Bezons, France Site	A-79
8.3.2 Office Space - Warsaw, Poland Site	A-79
8.3.3 Office Space - Moscow, Russia Site	A-79
8.3.4 Office Space - Milan, Italy Site	A-80
8.3.5 Office Space - Mississauga, Canada	A-80
9. Mexico Administrative Services	A-81
9.1 Mexico - F&C	A-81
9.2 Mexico - OTC	A-83
9.3 Mexico - Employee Relation Support	A-83
9.4 Mexico - HR - Benefits	A-83
9.5 Mexico - HR - Payroll	A-83
9.6 Mexico - HR - Call Center	A-84
9.7 Mexico - Talent Mgmt - (LMS only)	A-85
10. EMEA Finance	A-86
10.1 Controller - General Accounting	A-86
10.2 HR - Training	A-87
10.3 Tax	A-87
10.4 Treasury - Cash Application	A-88
10.5 Treasury - Letters of Credit and Bank Guarantees	A-88
11. EMEA Human Resources	A-90
11.1 HR - EMEA	A-90
12. EMEA Environmental Health & Safety	A-95
12.1 EH&S - EMEA	A-95
13. EMEA Russia	A-98
13.1 EMEA Russia - Finance	A-98
13.1.1 EMEA Russia - OTC	A-99
13.1.2 EMEA Russia - IT	A-99
13.1.3 HR - Russia	A-99
14. China	A-101
14.1 China - Human Resources	A-101
14.2 China - Finance	A-101
14.3 China - EH&S	A-102
14.4 China - Administration	A-102
14.5 China - Office Rent	A-103
14.6 China - Supply Chain Logistics	A-103
14.7 China - Supply Chain Order to Cash	A-103
15. Information Technology (IT) Services	A-105
15.1 Information Technology	A-105

A-3

Schedule A

15.1.1 - E-mail and Calendaring Infrastructure & Services	A-105
15.1.2 - Data, Voice and End User Computing (EUC) Infrastructure Services	A-105
15.1.3 - HR Application Support and Infrastructure (HR4U)	A-108
15.1.4 - Salesforce.com Application Support	A-108
15.1.5 - Global Application Support	A-109
15.1.6 - Global Applications Infrastructure	A-110
15.2 IT Project Pool	A-111
15.2.1 IT Governance Principles	A-111
15.3 IT Service Level Objectives (SLOs)	A-114
15.4 Terms for transfer of Nexeo SAP system data.	A-117

1. Finance

Ashland Service Representative: Harold Jenkins                    Recipient Service Representative: Dale Leachman

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

1.1 Benefits Accounting

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Benefits Accounting	Benefits Accounting

•    Provide sufficient access to individuals in Ashland’s Benefits Accounting Group, including but not limited to, Nicole Bishop for:

•    Executive and stock award compensation

•    Defined contribution plans

•    Medical, dental, life insurance and long-term disability

•    Deferred compensation

•    Training and transition of work processes

• Clearing/balancing benefit payments journal entries from HR2U • Reclassifying benefits and payments (uploading journal entries) • Post-retirement (benefits) and post-employment (disability)

1.2 Controller - General Accounting

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Controller - General Accounting	Government Reporting	• Complete Annual Census reports, including ACE Investment (capital expenditures) and Information Technology - Training and transition of work processes	• Services do not include completion of R&D reports	• Annual Census forms, which generally arrive in March and cover the previous year, to be completed annually

A-4

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Controller - General Accounting	Close	• Processing of Salesforce.com licensing fees, including billing to foreign entities • Training and transition of work processes	• Telecommunication accruals and allocations not included	• Services to be performed quarterly

Controller - General Accounting	Reporting - Internal

•    Enter and maintain capital budget in SAP

•    Prepare monthly Capital Budget Status Report comparing capital spending to budget

•    Maintain programming and data for reporting

•    Training and transition of work processes

• Capital budget to be entered into SAP and Lotus Notes annually • Capital Budget Status Reports to be completed monthly

Controller - General Accounting	Reporting - External

•    Prepare quarterly financial schedules for Inventories, Miscellaneous Non-Current Assets, Current Assets and Current Liabilities

•    Prepare annual financial schedules for Lease Liability

•    Training and transition of work processes

•    Financial schedules for Inventory, Miscellaneous Non-Current Assets, Current Assets and Current Liabilities to be prepared quarterly

•    Financial schedules related to Lease Liability to be prepared annually

Controller - General Accounting	Close

•    Review and manage the following balance sheet items:

•    General Ledger Account 212103 (SunTrust)

•    General Ledger Account 212110 (Citi Travel)

•    General Ledger Account 212110 (Citi P-Card)

•    General Ledger Account 118512 (Citi Travel)

•    General Ledger Account 114370 (Citi Travel)

•    General Ledger Account 114600 (automatic intercompany)

•    Manage posting periods:

•    OB52 - General Ledger open/close

•    OKB1 - Controlling open/close

•    GCP2 - Special Ledger manual posting open/close

•    Review of income statements:

•    Review and correct profit and loss tie out to Functional Area

•    Settle non-AFE orders

•    Other Tasks:

•    Correct profit centers on ‘auto-post only’ balance sheet accounts

•    Correct profit centers on  Fixed Asset via ABF1

•    SAP user questions

•    Training and transition of work processes

• Balance sheet review, management of posting periods and income statement review to be conducted monthly • Profit center corrections to be done on an as needed basis

Controller - General Accounting	Reporting - External	• Prepare reports on US Export Sales • Training and transition of work processes

A-5

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Controller - General Accounting	Close

•    Upload the following:

•    Load Utilities paid by CASS

•    Travel Accrual

•    UPS Allocation

•    Vacation Accrual

•    American Rail

•    Prepass

•    PeopleNet

•    Wright Express

•    Truck Maintenance ARI

•    Lee Truck Taxes

•    Fed Ex

•    Chemical Sector and Corporate Purchasing Card

•    Manage PPD/Accounts Payable, Balance Sheets, purchase orders and non-purchase order items for above Expenses

•    Make entries:

•    G. Barton vehicle maintenance entry

•    Correct blank payroll deductions

•    Record split of expat charges

•    Miscellaneous accruals for credit card fees and shipping charges

•    Express freight allocation

•    Record rebates

•    Medicare subsidy

•    Credit card expense entry

•    Consolidate sales tax and state tax profit centers

•    Clear Fallout profit centers

•    Clean all G&A Fallout, Account 999999, Account 999998, cost center 99999a-99999z

•    Review and correct US1CHMADM cost center Group

•    Check orders and ensure all Chem are settled

•    Split G&A Balance Sheet

•    Check Fallout Accounts 999998 and 999999 (FS10N)

•    Check for dummy profit center

•    Check to ensure Net Income equals all profit and loss accounts

•    Balance Sheet reclasses

•    Month Lag Inventory accruals

•    Create elimination entries

•    Update Investment Elimination

•    Clear ZZZZZZ Account

•    Correct bad profit centers and accounts

•    Check RE 330000 Balance for changes

•    Allocate various profit and loss items to Commercial Units

•    Training and transition of work processes

A-6

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Controller - General Accounting	Close

•    Provide the following SAP support:

•     Open/close periods

•     Reverse system reversing documents (F.81)

•    Run Recurring Doc F.14 (general selection/settlement period only)

•    Run Cash Discounts F.50

•    System allocation of Accounts Receivable and Accounts Payable

•    Foreign Currency open item revalue

•    Training and transition of work processes

Controller - General Accounting	Intercompany Accounting	• Maintain and submit Schedule 5 • Follow up on intercompany payments to ensure timely payment • Determine and record inventory in transit • Training and transition of work processes

Controller - General Accounting	Treasury	• Report Foreign Cash Balance • Training and transition of work processes

Controller - General Accounting	Tax Accounting	• Income tax reporting: • US capital contributions to foreign subsidiaries • US related party sales • Puerto Rico financial statements/audits • Training and transition of work processes

Controller - General Accounting	Reporting - External

•    Sales reporting:

•    Destination Sales

•    Payroll and Pension reporting:

•    Foreign Pensions

•    Foreign Payroll Expenses

•    Schedules and Reports:

•    Foreign Revenues

•    Schedule XV - Foreign Operations

•    Schedule XIV - Deferred Translation Adjustments

•    Exchange Rate Schedule

•    International Sales Volume

•    International Other Long-Term Liabilities

•    Foreign Intangible Assets

•    Training and transition of work processes

•    Exchange Rate schedule and reports relating to International Sales Volume, Foreign Intangible Assets and International Other Long-Term Liabilities to be completed monthly

•    Reports relating to Pensions and Foreign Revenues to be completed quarterly

•    Reports relating to Destination Sales, Payroll, Schedule XV and Schedule XIV to be completed annually

Controller - General Accounting	Property Accounting

•    Prepare reports for external reporting:

•    International Property Progression

•    International Capital Expenditures

•    International Property, Plant and Equipment Retirements

•    Training and transition of work processes

• International Property Progression and International Capital Expenditures to be reported monthly • Property, Plant and Equipment Retirements to be reported annually

Controller - General Accounting	Government Reporting

•    Completion of the following forms:

•    Quarterly Financial Report (QFR) Schedule

•    Quarterly Survey of US Direct Investment Aboard (BE-577)

•    Quarterly Survey of Transactions in Selected Services and Intangible

•    Assets with Foreign Persons (BE-125)

•    Annual Survey of US Direct Investment Abroad (BE-11)

•    Training and transition of work processes

			• Completion of Benchmark Survey of US Direct Investment Abroad (BE-10) not included	• QFR Schedule, BE-577, BE-125 to be completed quarterly • BE-11 to be completed annually

A-7

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Controller - General Accounting	Close	• Maintenance of SAP: • Enter Exchange Rates • Run group currency revaluation • Clean-up group currency balance sheet • Training and transition of work processes
Controller - General Accounting	SAP

•    Provide the following SAP support:

•    Variant for General Ledger open item clearing

•    Variant for open/close posting periods

•    Variant for local currency open item revaluation

•    Variant for local currency balance forward revaluation

•    Maintain General Ledger financial statement versions

•    Maintain foreign affiliate list and month-end revaluations

•    Fiscal year-end General Ledger rollover

•    Fiscal year-end vendor rollover

•    Fiscal year-end customer rollover

•    Calendar year-end Special Ledger rollovers ZA, ZM

•    Manage Special Ledger:

•    Maintain existing reports

•    Create new reports (as needed)

•    Create and maintain sets for reporting

•    Create and maintain variables for reporting

•    Create and maintain report groups

•    Training and transition of work processes

• All year-end rollovers to be completed annually • Other items are changed on an as needed basis
Controller - General Accounting	Reporting - Internal/External

•    External Reporting:

•    Net Sales

•    Balance Sheet and Cash Flow Statement as needed to meet the requirements for external reporting (including cash, intercompany and debt/interest balances)

•    Line of business sales and gross profit statistics

•    Other reporting

•    Training and transition of work processes

• Environmental Schedule and Progression not included
Controller - General Accounting	Reporting - External	• Prepare monthly expense trend reports summarizing warehouse and delivery expenses • Prepare monthly expense trend reports for Canadian cost centers • Training and transition of work processes
Controller - General Accounting	Reporting - External	• External reporting on foreign lease information • Training and transition of work processes		• To be prepared annually, following fiscal year end
Controller - General Accounting	Reporting - External	• External reporting on progression of bad debts • Training and transition of work processes
Controller - General Accounting	Intercompany Accounting	• Reconciliation of intercompany balances • Training and transition of work processes

A-8

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Controller - General Accounting	General Ledger Maintenance

•    General Ledger account maintenance:

•    Account setup and maintenance

•    Account extension to other companies

•    Creation and maintenance of bank General Ledger accounts

•    Alternative General Ledger account setup and maintenance

•    Cost Element maintenance:

•    Setup and maintenance

•    Assessment account setup

•    Cost element group setup

•    Cost element group maintenance

•    Profit center maintenance:

•    Setup and maintenance

•    Standard profit center hierarchy maintenance

•    Alternative profit center hierarchy creation

•    Alternative profit center hierarch maintenance

•    Cost center maintenance:

•    Setup and maintenance

•    Standard cost center hierarchy maintenance

•    Alternative cost center hierarchy creation

•    Alternative cost center hierarchy maintenance

•    Training and transition of work processes

Controller - General Accounting	Audit	• Support for all external audit and control reviews for all Recipient entities • Training and transition of work processes
Controller - General Accounting	Intercompany Accounting	• Determine, reconcile and record inventory in transit • Maintain and report on Schedule 5 • Training and transition of work processes		• Schedule 5 reporting to be done on a monthly basis

A-9

Schedule A

1.3 Corporate Accounting

Service Provider: Ashland Inc.                                                      Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

Corporate Accounting	Reporting - External	• External reporting on stock activity for any SEC reporting • Prepare debt information for any financial presentations • Training and transition of work processes

Corporate Accounting	Insurance Accounting	• Training and transition of work processes

•     Services do not include:

•     Budgeting, allocation, accrual setups, balance sheet reconciliation, true-ups, TPA claims charge-out process

•     Ashmont Insurance Accounting

•     Incurred but not reported (IBNR) work

•     International Insurance Accounting

•     Prepaid and Self Insurance Accounting

•     Review and correction of monthly distribution of insurance claim costs

•     Difference in Conditions (DIC) insurance premium billings to foreign entities

•     Quarterly allocation of charges for insurance bonds processed by law department

1.4 External Reporting

Service Provider: Ashland Inc.                                                      Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
External Reporting	Reporting - External

•     Provide sufficient access to individuals in Ashland’s general accounting and external reporting groups, including, but not limited to, Michael Meade, Samuel Richardson and Harold Jenkins, in order to facilitate and support knowledge transfer of the external financial reporting process

• To be completed in accordance with a mutually agreed upon reporting timeline

A-10

Schedule A

1.5 Property Accounting

Service Provider: Ashland Inc. Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Property Accounting	Property Accounting

•     Prepare Schedule C property progression for year-to-date and monthly activity

•     Compare monthly book values against tax values for Property, Plant and Equipment deferred tax

•     Post monthly Depreciation

•     Record Capital Expenditures and Additions

•     Record Retirements and Sales

•     Record transfers of assets

•     Record property related journal entries

•     Monthly settlement and assessment for construction in progress (CIP)

•     Authorization for expenditure (AFE) approvals and closeout

•     90% Complete AFE check prepared monthly

•     60 Days Inactivity AFE check prepared monthly

•     AFE Status Report

•     Reconciliation to the General Ledger of Schedule 3A Property, Plant and Equipment and Capitalized Leases for Corporate Work in Progress

•     Reconciliation to the General Ledger of retirement of assets

•     Property analysis for Cash Flow

•     Training and transition of work processes

1.6 Controller - Canada

Service Provider: Ashland Inc.                                                 Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

Controller - Canada	Audit

•     Answer audit questions according to auditor’s Client Assistance letter and answer follow up questions

•     Maintain S-accounts:

•     Reconcile annual statements with SAP

•     Recognize audit/local statutory adjustments

•     Book adjustments through SAP

•     Training and transition of work processes

Controller - Canada	Tax Accounting

•     Prepare and submit monthly income tax installments

•     Coordinate with local country tax advisors

•     Prepare non-resident tax payments and reconcile with General Ledger (withholding tax on payments to non-Canadian residents)

•     Other Taxes

•     Run reports for preparation of tax filings

•     Provide information for preparation of tax provision

•     Training and transition of work processes

• Services do not include monthly reclass of accrued property tax payable balance

Controller - Canada	Tax Accounting	• Year-end tax schedule • Tax group support in audit type process • Training and transition of work processes

A-11

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Controller - Canada	Reporting - External

•     Prepare the following:

•     Schedule 5

•     Pension schedule

•     Post-retirement benefits schedule

•     Pension expense and payment schedule for tax

•     Accrual schedule for tax

•     Lease deductible report for tax

•     Training and transition of work processes

Controller - Canada	Payroll Accounting

•     Record payroll fundings

•     Record, sort and reconcile payroll

•     Record payroll accruals

•     Record and reconcile health benefits

•     Record other employee benefit costs

•     Record, reconcile and submit reports on pension expense and payments by pension plan

•     Record, reconcile and submit reports on post-retirement benefits expense and payments

•     Maintain and report on severance schedules

•     Record vacation accrual

•     Training and transition of work processes

Controller - Canada	Government Reporting	• Complete monthly wholesale trade survey for Statics Canada • Complete quarterly survey of financial statements for Statics Canada

•    Trade Survey to be completed monthly

•     Financial statements to be completed quarterly

•     Service levels, processes and systems will remain consistent with historical service levels within the last fiscal year

Controller - Canada	Coding

•     Determine coding lease car invoices for GE Fleet and submit to Accounts Payable

•     Determine coding fuel and maintenance cost of the GE Fleet and accrue when needed

•     Provide coding to Treasury for check receipts not related to customers

•     Training and transition of work processes

Controller - Canada	Close

•     Record Express Toll Route (ETR) expense on a corporate cost center and allocate to divisions

•     Allocate miscellaneous small freight and package deliveries

•     Manage phone allocations

•     Balance divisional balance sheet

•     Sort out dummy profit centers on cc 1700

•     Record Canada Purchasing Card and coding to sort HST, PST and QST taxes

•     Citicard/Travel recording and reconciling of travel and entertainment balance sheet account - Training and transition of work processes

•     Services do not include:

•     Cash discounts and vendor rebate allocations (allocate remaining balance after initial allocation is done)

•     Allocating out corporate balance sheet

•     Allocating capital taxes for Canada

A-12

Schedule A

1.7 Controller - Mexico

Service Provider: Ashland Inc.                                              Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

Controller - Mexico	Tax Accounting	• Reconciliation and recording of VAT: • Reconcile VAT accounts • Record VAT payments and match with invoices • Reconcile withholding tax accounts • Record tax entries other than VAT	• Monthly reclass of accrued property tax payable balance not included

Controller - Mexico	Reporting - External	• Prepare volume report • Report package management • Review cost center trend report • Reconcile balance sheet • Training and transition of work processes	• Recipient remains accountable and liable for financial statements prepared or filed on its behalf by Ashland
Controller - Mexico	Payroll Accounting

•     Record payroll funding

•     Record and reconcile payroll

•     Record health and other employee benefits

•     Record pension/retirement indemnities expense

•     Record Food coupons

•     Record 13th month pay accruals

•     Record Payroll accruals

•     Record TR and SIP accruals

•     Record Vacation accruals

•     Reconcile Savings plan on Recipient balance sheet

•     Record Profit Sharing accruals

•     Training and transition of work processes

Controller - Mexico	Close

  Allocations:

•     Allocate plastics seller cost to the US

•     Balance the divisional balance sheet

•     Determine accounts receivable reserves and record them

•     Accrue outbound freight cost

•     Determine travel accruals

•     Resolve dummy entries

•     Training and transition of work processes

•     Provide the following costing services:

•     Run product costing for Recipient for Plant 0033

•     Review and act upon actual costing report

•     Review margin analysis report and follow up where needed

•     Do PA corrections where needed

A-13

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

•     Perform FI to PA reconciliation

•     Record Koch and Sabic price support

•     Determine obsolete stock reserve and record

•     Record ES related corrections, such as recycler billings and match vendor cost to billing

•     Training and transition of work processes

Controller - Mexico	Audit

•     Answer audit questions according to auditor’s Client Assistance letter and answer follow up questions

•      Maintain S-accounts:

•     Reconcile annual statements with SAP

•     Recognize audit/local statutory adjustments

•     Book adjustments through SAP

•     Training and transition of work processes

Controller - Mexico	Reporting	• Mexican Reporting Package • Margin Analysis • Training and transition of work processes

A-14

Schedule A

2. Treasury

Ashland Service Representative: Lynn Freeman                Recipient Service Representative: Craig LaPlante

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

2.1 Cash Application North America

Service Provider: Ashland Inc.                                                 Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Cash Application NA	Cash Application	• Continue to apply all cash receipts and related support activities as performed by Ashland for the Business prior to the Effective Date

•     Maintain a target of 90% of cash application within 2 business days

•     Parties will agree on special cash application procedures for the first 60 days after the Effective Date for North American (and EMEA)

A-15

Schedule A

2.2 Cash Management North America, EMEA

Service Provider: Ashland Inc.                                                 Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Cash Management NA, EMEA	Banking

•     Provide bank administration, including opening, closing, maintenance, setup in SAP, completing foreign bank account reporting forms and previous day cash reconciliation for all bank accounts

•     Administer online bank reporting systems, including downloading data files and providing access to online banking systems

•     Management of bank account signatories

•     Services do not include:

•     Sign off on banking documents

•     Fee negotiation

•     Decision making regarding services and fees

•     Analyzing banking fees

•     Ongoing management of bank relationships

•     Establishing and managing bank lines of credit

•     Service levels to be consistent with service levels provided to the Business during the 12 months prior to the Effective Date

•     Complete prior day bank reconciliation daily prior to 12 pm

•     Update bank reporting systems and provide reports within 24 hours

•     Above service levels assume bank systems are working properly

Treasury - Cash Management NA, EMEA	Direct Debit Collections	• Execute all payment runs for direct debit and bills of exchange transactions

A-16

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Cash Management NA, EMEA	Payments

•     Check Payments:

•     Execute payment runs for checks

•     Execute check printing of special handling checks (maintain printers, procure check stock, stuff envelopes and mail)

•     Execute stop payments

•     Check image retrievals

•     Check re-issuance/duplicates

•     Perform positive pay process and exceptions

•     Wires and EFT Payments:

•     Initiate and approve all automated and manual AP wires and ACHs

•     Process Accounts Payable, and Payroll EFT payments that are not included in Accounts Payable and payroll payment files

•     Process treasury related EFTs (i.e., interest payments, dividends, etc.)

•     Set up and approve repetitive templates in bank systems

•     Tax Payments:

•     Process tax payments in a similar manner as performed prior to the Effective Date by Ashland

•     Foreign Currency Payments:

•     Process foreign currency payments in a similar manner as performed prior to the Effective Date by Ashland

•     Approval of individual non-repetitive wires that were not previously approved in SAP via Finance Approval Authority (FAA) not included

•     Recipient tax personnel will provide details on timing of manual tax payments

•     Services do not include establishing credit lines to use FXall

•     Check printing issues to be resolved within 1 business day as long as there are no issues with the banking partner

•     Stop payments requests to be executed on same day if request is received prior to 12 pm

•     Execute wires and initiate foreign currency payments same day for all requests received prior to 1 pm (timing to be adjusted based on cutoff for drawdown of the revolver)

•     Above service levels assume the Finance Approval Authority (FAA) is adequate to process payments

A-17

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Cash Management NA, EMEA	Liquidity Management

•     Manage daily cash position and generate daily cash reports to determine liquidity needs (funding/investing)

•     Perform daily bank account reconciliation of cash concentration account to previous day’s activity

•     Deposit miscellaneous checks (i.e., vendor payments, tax refunds and other miscellaneous checks) into Recipient depository accounts and make appropriate accounting entries

•     Concentrate cash across Recipient bank accounts on a daily basis

•     Fund controlled disbursement accounts

Ashland will not:

•     Develop and manage capital structure strategies

•     Determine funding levels of each Recipient entity

•     Ensure adequate cash is available in each account to execute disbursements

•     Oversee results of reconciliation

• Cash position report to be provided daily by 12 pm

Treasury - Cash Management NA, EMEA	Reconciliation	• Perform monthly bank account reconciliations to General Ledger • Provide bank statements, as needed	• Approval of bank account reconciliation not included

•     Monthly bank reconciliation to be completed within 2 business days after month end close and/or after receipt of bank statement

•     All reconciling items to be reported to appropriate departments for research and resolution and follow up is conducted to ensure timely resolution

Treasury - Cash Management NA, EMEA	Payment Interfaces	• Oversee IT’s maintenance of payment interfaces and resolve issues as necessary		• Resolve SAP interface issues within 1 business day

Treasury - Cash Management NA, EMEA	System Access	• Maintain Finance Approval Authority (FAA) system user access (management of FAA technology to be performed by IT)	• Ashland will not review access in the FAA system for appropriateness

Treasury - Cash Management NA, EMEA	Treasury Accounting	• Record monthly accounting entries for Treasury related payments (excluding Accounts Payable and payroll)	• Services do not include making decisions on accounting treatment of irregular items	• All Treasury journal entries to be completed within 3 business days after month end close

A-18

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Cash Management NA, EMEA	Other

•     Support other key functions interfacing with Treasury as required, including providing reports to the Accounts Payable function

•     Provide reporting from Chesapeake

•     Process escheatment transactions

•     Training and transition of work processes

• Services do not include processing bank drafts for collections or payments • Training costs are not included and will be charged to Recipient on an hourly basis at a rate of $50/hour

2.3 Debt/Intercompany Loan - North America, EMEA

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Debt/ Intercompany Loan	Debt

Debt Management:

•     Execute and manage short-term debt (i.e., bank revolving credit facility)

•     Administer borrowings and repayments under the ABL facility and swing line

•     Calculate interest rates and fees

•     Monitor and execute debt interest and principal payments

•     Excluded Debt Management services:

•     Develop and manage financing strategies and plans

•     Instruct Ashland on necessary drawdowns

•     Provide guidance to Ashland on revolver details

•     Excluded Debt Reporting services:

•     Consolidate borrowing base details from international Recipient entities

•     Calculate borrowing base as required and maintain credit agreement with lenders

•     Monitor covenants and perform applicable calculations

•     Provide sign off on debt covenant certificates

• Debt drawdowns and repayments to be executed on same day if provided prior to the bank deadline

Treasury - Debt/ Intercompany Loan	Intercompany Financing	• Administer intercompany loans • Monitor and reconcile calculation of intercompany interest	Services do not include: • Approval of intercompany loan agreements and transactions • Drafting intercompany loan agreements

A-19

Schedule A

2.4 Financial Risk Management - North America, EMEA

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Financial Risk Management	Financial Risk Management

•     Run balance sheet exposure reports and determine hedging necessary, based on guidelines to be provided by Recipient, in a manner similar to Ashland’s hedging process prior to the Effective Date

•     Execute foreign currency derivative trades

•     Maintain trade documentation for derivative trades

•     Perform mark-to-market foreign currency derivative valuation

•     Execute interest rate derivate settlements - Create journal entries for hedges

Services do not include:

•     Developing and managing financial risk strategies

•     Executing interest rate derivative hedging

•     Calculating hedge exposure and determine hedging items

•     Performing hedge accounting activities including effectiveness testing and determining accounting treatment

• Trades to be executed on the same day if request is received by 1 pm

2.5 Investments - North America, EMEA

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Investments	Investments	• Execute short term investment activity (i.e., overnight sweep account and money market funds)	• Services do not include developing investment policy and monitoring compliance	• Execute investments in accordance with Recipient investment guidelines

2.6 Letters of Credit - Global except for Russia

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Letters of Credit and Bank Guarantees	Letters of Credit and Guarantees	• Issue applications for letters of credit and bank guarantees • Manage bank letters of credit and guarantees	Services do not include: • Approving letters of credit and guarantees • Making decisions regarding third party terms to be in letters of credit

A-20

Schedule A

2.7 Intercompany Netting - Global

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Netting	Intercompany netting	• Maintain the netting system • Support with resolution of netting issues in North America	• Services do not include overseeing successful completion of netting (performed outside of Treasury)

2.8 China

Service Provider: Ashland China Holdings Company	Service Recipient: Nexeo Solutions Trading (Shanghai) Company Limited and/or Nexeo Solutions Chemicals Trading (Shanghai) Company Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - China	Banking

•     Provide local bank administration, including opening, closing, maintenance, setup in SAP, completing foreign bank account reporting forms and previous day cash reconciliation, for all bank accounts

•     Administer online bank reporting systems, including downloading data files and providing access to online banking systems

•     Management of bank account signatories

•     Process annual inspection for all bank accounts

•     Services do not include:

•     Sign off on banking documents

•     Fee negotiation

•     Decision making regarding services and fees

•     Analyze banking fees

•     Ongoing management of bank relationships

•     Establish and manage bank lines of credit

•     Service levels to be consistent with service levels provided to the Business during the 12 months prior to the Effective Date

•     Complete prior day bank reconciliation daily prior to 12 pm

•     Update bank reporting systems and provide reports within 24 hours

•     Above service levels assume bank systems are working properly

A-21

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - China	Payments

•     Wires and EFT payments:

•     Initiate and approve all automated and manual AP wires and ACHs

•     Process Accounts Payable, and Payroll EFT payments that are not included in Accounts Payable and payroll payment files

•     Process treasury related EFTs (i.e., interest payments, dividends, etc.)

•     Set up and approve repetitive templates in bank systems

•     Tax Payments:

•     Process tax payments in a similar manner as performed by Ashland prior to the Effective Date

•     Foreign Currency Payments:

•     Process foreign currency payments in a similar manner as performed prior to the Effective Date by Ashland China

•     Apply SAFE approval for some special payments

•     Approval of individual non-repetitive wires that were not previously approved in SAP via Finance Approval Authority (FAA) not included

•     Recipient’s tax personnel will provide details on timing of manual tax payments

•     Services do not include establish credit lines to use FXall

•     Check printing issues to be resolved within 1 business day as long as there are no issues with the banking partner

•     Stop payments requests to be executed on same day if request received prior to 12 pm

•     Execute wires and initiate foreign currency payments on same day for all requests received prior to 1 pm (timing to be adjusted based on cutoff for drawdown of the revolver)

•     Above service levels assume the FAA is adequate to process payments

Treasury - China	Liquidity Management

•     Manage daily cash position and generate daily cash reports to determine liquidity needs (funding/investing)

•     Perform daily bank account reconciliation of cash concentration account to previous day’s activity

•     Deposit miscellaneous checks (i.e., vendor payments, tax refunds and other miscellaneous checks) into Recipient depository accounts and make appropriate accounting entries

•     Concentrate cash across Recipient bank accounts on a daily basis

•     Fund controlled disbursement accounts

•     Services do not include:

•     Developing and managing capital structure strategies

•     Determining funding levels of each Recipient entity

•     Ensuring adequate cash is available in each account to execute disbursements

•     Overseeing results of reconciliation

• Cash position report provided daily by 12 pm CST (GMT+8)

Treasury - China	Reconciliation	• Perform monthly bank account reconciliations to general ledger • Provide bank statements, as needed	• Approval of bank account reconciliation not included

•     Monthly bank reconciliation to be completed within 2 business days after month end close and/or after receipt of bank statement

•     All reconciling items to be reported to appropriate departments for research and resolution and follow up is conducted to ensure timely resolution

A-22

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - China	Payment Interfaces	• Work with IT and Corporate Treasury to test payment interfaces		• Resolve payment interface issues within 1 business day

Treasury - China	Treasury Accounting	• Record monthly accounting entries for Treasury related payments (excluding Accounts Payable and payroll)	• Services do not include making decisions on accounting treatment of irregular items	• All Treasury journal entries to be completed within 3 business days after month end close

Treasury - China	Other	• Support other key functions interfacing with Treasury as required, including providing reports to the Accounts Payable function • Training and transition of work processes	• Services do not include processing bank drafts for collections or payments • Training costs are not included and will be charged to Recipient on an hourly basis at a rate of $50/hour

2.9 Singapore

Service Provider: Ashland China Holdings Company            Service Recipient: Nexeo Solutions Singapore Pte. Ltd.

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Singapore	Banking	• Provide local bank administration including opening, closing, maintenance, setup in SAP, completing foreign bank account reporting forms and previous day cash reconciliation, for all bank accounts

Services do not include:

•     Sign off on banking documents

•     Fee negotiation

•     Decision making regarding services and fees

•     Analyze banking fees

•     Ongoing management of bank relationships

•     Establish and manage bank lines of credit

•     Service levels to be consistent with service levels provided to the Business during the 12 months prior to the Effective Date

•     Complete prior day bank recon daily prior to 12 pm

•     Update bank reporting systems and provide reports within 24 hours

•     Above service levels assume bank systems are working properly

A-23

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Singapore	Payments

•     Wire and EFT Payments:

•     Initiate and approve all automated and manual AP wires and ACHs

•     Process Accounts Payable and Payroll EFT payments that are not included in Accounts Payable and payroll payment files

•     Process treasury related EFTs (i.e., interest payments, dividends, etc.)

•     Set up and approve repetitive templates in bank systems

•     Tax Payments:

•     Process tax payments in a similar manner as performed by Ashland prior to the Effective Date

•     Foreign Currency Payments:

•     Process foreign payments in a similar manner as performed prior to the Effective Date by Ashland China

•     Apply SAFE approval for some special payments.

•     Approval of individual non-repetitive wires that were not previously approved in SAP via Finance Approval Authority (FAA) not included

•     Recipient’s tax personnel will provide details on timing of manual tax payments

•     Services do not include establish credit lines to use FXall

•     Check printing issues to be resolved within 1 business day as long as there are no issues with the banking partner

•     Stop payment requests to be executed on same day if request is received prior to 12 pm

•     Execute wires and initiate foreign currency payments same day for all requests received prior to 1 pm (timing to be adjusted based on cutoff for drawdown of the revolver)

•     Above service levels assume the FAA is adequate to process payments

Treasury - Singapore	Liquidity Management	• Manage daily cash position and generate daily cash reports to determine liquidity needs (funding/investing)

•     Services do not include:

•     Developing and managing capital structure strategies

•     Determining funding levels of each Recipient entity

•     Ensuring adequate cash is available in each account to execute disbursements

•     Overseeing results of reconciliation

• Cash position report provided daily by 12 pm CST (GMT+8)

Treasury - Singapore	Reconciliation	• Perform monthly bank account reconciliations to General Ledger • Provide bank statements, as needed	• Approval of bank account reconciliation not included

•     Monthly bank reconciliation to be completed within 2 business days after month end close and/or after receipt of bank statement

•     All reconciling items to be
reported to appropriate departments for research and resolution and follow up is conducted to ensure timely resolution

Treasury - Singapore	Payment Interfaces	• Work with IT and Corporate Treasury to test payment interfaces		• Resolve payment interface issues within 1 business day

Treasury - Singapore	Treasury Accounting	• Record monthly accounting entries for Treasury related payments (excluding Accounts Payable and payroll)	• Services do not include making decisions on accounting treatment of irregular items	• All Treasury journal entries to be completed within 3 business days after month end close

A-24

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Singapore	Other	• Support other key functions interfacing with Treasury as required, including providing reports to the Accounts Payable function • Training and transition of work processes	• Services do not include processing bank drafts for collections or payments

A-25

Schedule A

3. Tax

Ashland Service Representative: Karen Evans                    Recipient Service Representative: Craig LaPlante

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

3.1 Tax Advisor

Service Provider: Ashland Inc.                                                 Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification	Service Levels

Tax - Advisor	Tax Planning	• Assist third party providers and coordinate resources as needed for them develop and implement appropriate tax planning strategies for Recipient	• Approval of tax planning strategies not included	30 days	• Ashland’s assistance under this Agreement does not constitute rendering tax advice and may not be relied on to reduce tax or penalties

Tax - Advisor	Tax Accounting

•    Work with Ashland personnel, income tax compliance provider(s) and appropriate foreign Ashland accounting groups to develop and implement global tax accounting capability

•    Employ the use of technology based solutions as appropriate

				30 days	• Reporting to be prepared manually

Tax - Advisor	International Tax

•    Document existing Ashland transfer pricing policies for potential use by Recipient

•    Oversee implementation of transfer pricing policies established by Recipient in the US and foreign Recipient entities

•    Coordinate activities of foreign Recipient entities regarding compliance with transfer pricing policies

•    Coordinate resources for implementation of global tax accounting system

				30 days	• Ashland transfer pricing policies in place as of the Effective Date will be utilized where feasible

Tax - Advisor	Domestic Tax Compliance

•    Assist in selecting and contracting with appropriate third party provider(s) of income tax, sales tax and property tax compliance services

•    Assist in coordinating information flow to third party providers

•    Assist in determining treasury facilities in place for timely payment of all taxes

•    Assist in documenting and implementing appropriate tax compliance policies and procedures necessary to appropriately guide in-house personnel after the Effective Date

			• Services do not include approval of third party contracts	30 days	• Third party providers and processes used by Ashland will be utilized to leverage existing processes where feasible

A-26

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification	Service Levels
Tax - Advisor	Audit / Controversy	• Assist Recipient in documenting that data retention and audit trails exist to adequately accommodate future audit needs	• Recipient is responsible for being adequately prepared for future audit activity	30 days
Tax - Advisor	Administration - Staffing

•    Assist Recipient in determining responsibilities and staffing requirements of Recipient’s tax department

•    Document job descriptions as well as department policies, processes and workflow for permanent tax department

•    Participate in the recruiting and hiring of permanent staff as appropriate

•    If requested, prepare initial department budget for review by Recipient

			• Services do not include: • Approval of all hiring and policy decisions • Approval of documentation	30 days

3.2 Tax Training

Service Provider: Ashland Inc.                                                      Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Tax - Training	Tax Process and Procedure Training

•    Ashland tax personnel to provide training support for Recipient personnel on tax processes and procedures as reasonable and necessary, including sales/use data processing/review, property tax processing/review, Form-1099s processing, and other related tasks

•    Service levels to provide an adequate level of individual training to enable Recipient’s tax personnel or third party providers to perform functions previously performed by Ashland for Recipient following the Effective Date

A-27

Schedule A

4. Supply Chain

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

4.1 Accounts Payable

Service Provider: Ashland Inc.                                                     Ashland Service Representative: DJ Williams

Service Recipient: Nexeo Solutions, LLC                                    Recipient Service Representative: Jeff Ameel

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Accounts Payable	Problem Resolution	• Process all direct debit payment clearings for direct debit accounts
Accounts Payable	Other Services - Payment Card Program - US only

•    Administration of the Visa payment card provided by SunTrust Bank, including:

•    Reconciliation and maintenance of vendor accounts

•    Transaction linking

•    Unclaimed fund management

•    Contact updates

•    Reconciliation of monthly SunTrust direct debit

•    Comparison and verification of cleared vendor invoices against monthly SunTrust direct debit

•    Entry of clearing document on SunTrust vendor

• Service excludes administrative support to grow the program significantly outside the scope as of the Effective Date

Accounts Payable	Other Services - 1099 reporting - US only

•    Provide 1099 reporting for vendor services per IRS requirements (US), including:

•    Backup withholding notices (“B” notices)

•    Maintaining vendor master settings

•    Coordinating 1099 mailings to vendors and generating the IRS file

• Service excludes the actual IRS filing and any correspondence with the IRS

Accounts Payable	Other Services

•    Manage vendor consigned settlement activity for scope of consigned vendors as of the Effective Date

•    Process payments for specialized areas including Methanex and Environmental Services

•    Provide price support reports for open price supports

•    Manage entries to record Puerto Rico price supports

•    Administer “return PO” credits from suppliers

• Management of vendor consigned settlement activity assumes scope of consigned vendors consistent with scope as of the Effective Date

Accounts Payable	Invoice Processing

•    Process payments for freight and utilities for Recipient utilizing CASS as a provider in the US and Canada

•    Invoice imaging and posting for raw materials, indirect materials and services and other expenses

•    Manual check processing for immediate payments as required, assuming vendor set up is completed

• Invoice back log not to exceed 5 days (excludes items exceeding tolerance requiring additional approvals) • Early pay cash discounts to be recorded as earned

Accounts Payable	Post Close services	• To the extent training is required upon termination of the Agreement, services and costs for such training are to be determined at that time

A-28

Schedule A

4.1.1 Accounts Payable - EMEA

Service Provider: Ashland Services BV                                                     Ashland Service Representative: DJ Williams

Service Recipient: Accolade Netherlands BV                                           Recipient Service Representative: Jeff Ameel

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Accounts Payable	Other Services - EMEA only	• Process travel and entertainment expense reimbursements for EMEA region only

Accounts Payable	Invoice Processing

•    Process payments for freight and utilities for Recipient utilizing CASS as a provider in the US and Canada - Invoice imaging and posting for raw materials, indirect materials and services and other expenses

•    Manual check processing for immediate payments as required, assuming vendor set up is completed

• Invoice back log not to exceed 5 days (excludes items exceeding tolerance requiring additional approvals) • Early pay cash discounts to be recorded as earned

4.2 Engineering

Service Provider: Ashland Inc.                                                     Ashland Service Representative: Scott Simmers

Service Recipient: Nexeo Solutions, LLC                                    Recipient Service Representative: Jennifer Medcalf

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Engineering	Systems	• Provide database management expertise to address any processing and/or database functionality issues

Engineering	Expense Programs

•    Provide critical program support and management on an hourly basis, as needed

•    Utilize Engineering Assignment Sheet (E-sheet) process for tracking engineering support hours and charges

•    Include Recipient in meetings and/or project teams to facilitate implementation and maintenance of the following programs, including the production or updating of any related documentation:

•    Electrical Safety Program

•    Mechanical Integrity Program

•    Process Safety Management and Risk Management Plans

•    Provide expertise regarding technical specifications and engineering standards

•    Provide regulatory support on an as needed basis, including, but not limited to:

•    Piping projects

•    Tank installation and removal

•    Hazardous warehouse space classification

•    Manage tank farm projects and tank product change request analysis

•    Perform above ground storage tank (AST) and floating roof inspections or sub contract to an approved vendor at Recipient’s expense

•    Perform energy audits and energy reduction projects at designated plant locations

•    Develop and update schematics, drawings and blueprints as needed

•    Services do not include providing project development work beyond the capacity of available in-house resources (Ashland and Recipient may mutually agree upon the hiring and supervision of a third party at Recipient’s expense)

•    Recipient remains accountable and liable for regulatory compliance

A-29

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Engineering	Capital Project

•    Provide expertise for capital project development and project management on an hourly basis, as needed - Utilize Engineering Assignment Sheet (E-sheet) process for tracking engineering support hours and charges

•    Perform conceptual project development work and provide evaluations and recommendations for facility improvement projects

•    Provide other engineering project management services not specifically listed on an as needed basis including, but not limited to, any work where Recipient would need engineering support, including turn key projects, small project management, large project management and engineering projects where Recipient would not have in-house expertise.

•    Services do not include providing project development work beyond the capacity of available in-house resources (Ashland and Recipient may mutually agree upon the hiring and supervision of a third party at Recipient’s expense for project development, creation of detailed designs and project execution, as needed)

Engineering	Billing	• Provide a monthly accounting of hours and charges on a project/line item basis

•    Monthly billing will include hourly charges for all described services plus travel expenses, which travel expenses will be charged based on actual, incurred expenses

•    Invoicing to be consistent with processes used by Ashland to charge for tracking/billing

•    If travel involves work to be done for both Ashland and Recipient, the percentage of such travel expenses billed to Recipient shall be in proportion to the work done for Recipient

A-30

Schedule A

4.3 Indirect

Ashland Service Representative: Brian McGrath                    Recipient Service Representative: Jeff Ameel

4.3.1 Indirect - Travel

Service Provider: Ashland Inc.                                                    Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Indirect	Travel	• Provide air, rental car and hotel travel management services, including access to travel support services and rates, for North America only	• All services outside of North America (i.e., EMEA is not included)

•   The described travel services will be provided on the following conditions:

1.      All domestic travel arrangements must be booked online;

2.      Travel profiles must be maintained by each Recipient employee;

3.      Personal credit card or Recipient corporate card must be on employee profile;

4.      There must be compliance with all Ashland travel standards (the online tool has been built according to standards and Key Performance Indicators will be measured for compliance); and

5.      Employees must use Ashland’s preferred air, hotel and car rental suppliers

•    24/7 capability to book travel online

•    Employee tracking (only available to US and Canada employees) through the S.O.S. System

•    Ashland’s preferred supplier rates will be extended to Recipient employees

A-31

Schedule A

4.3.2 Indirect - Procurement Operations

Service Provider: Ashland Inc.                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Indirect	Procurement Operations

•    Complete service from Procurement Operations team (members in Dublin, Wilmington and Lexington), including converting requisitions to purchase orders, routing purchase orders for Recipient approval, expediting purchase orders and interacting with vendors

•    Maintain corporate contract database addressing insurance certificates, legal terms, risk, contract compliance and contract storage

•    Create and maintain outline agreements and blanket orders

•    Utilize AERS management tool to create SAP purchase requests

•    Work with Credit and Master Data teams to open up new vendors

•    Review purchase orders to determine if they are taxable or exempt based upon taxability guidelines provided by tax personnel and appropriately reflect in SAP

			• No services provided in EMEA	• Handle all transaction requests within 24 hours after receipt on normal business days

4.3.3 Indirect - Packaging

Service Provider: Ashland Inc.                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Indirect	Packaging

•   Execute sourcing process on container packaging through use of strategic sourcing practices

•    Provide communication to suppliers and site locations to ensure smooth transitions and program compliance

•    Provide regulatory assistance regarding container selection, changing regulations, and environmental, health and safety (EH&S) compliance

•    Provide monthly pricing updates used for forecasting and notification on container price changes

•    Maintain outline agreements in SAP

•    Manage the overall relationship with container providers

•    Provide contract administration

•    Provide workflow purchase order resolution

•    Process new packaging material requests

•    Request master data changes, as needed

•    Maintain packaging specification in database

			• Services exclude pallets, corrugated boxes, gaylords • No services provided in EMEA • Recipient remains accountable and liable for regulatory compliance	• Negotiate and finalize supplier contracts within 90 days of request • Respond to and resolve supplier complaints within 30 days of written or other notice from supplier

Indirect	Human Resources

•    Provide negotiations for Medical Affairs, human resources services and temporary labor

•    Execute the sourcing process, including issuing requests for proposals (RFPs)

•    Elevate service issues to the appropriate parties as needed to resolve such issues

•    Provide contract administration

•    Manage vendor relationships

			• No services provided in EMEA	• Negotiate and finalize supplier contracts within 90 days of request • Respond to and resolve supplier complaints within 30 days of written or other notice from supplier

A-32

Schedule A

4.3.4 Indirect - MRO/Services/CAPEX

Service Provider: Ashland Inc.                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Indirect	MRO/Services/CAPEX

•     Develop and execute sourcing strategies by category and project

•      Negotiate price, commercial and legal terms with suppliers and develop contracts

•     Negotiate global and/or national contracts to leverage spend by category or vendor

•     Provide communication to suppliers and site locations to ensure smooth transitions and program compliance

•     Provide regulatory assistance as needed

•     Provide monthly pricing updates used for forecasting

•     Maintain outline agreements in SAP

•     Manage the overall relationship with suppliers and administer contracts as required

•     Provide workflow purchase order and invoice resolution as required

•     Process new vendor/material requests

•     Request master data changes as needed

			• Services exclude rolling equipment • No services provided in EMEA	• Negotiate and finalize supplier contracts within 90 days of request • Respond to and resolve supplier complaints within 30 days of written or other notice from supplier

4.3.5 Indirect - IT

Service Provider: Ashland Inc.                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Indirect	IT

•     Develop and execute sourcing strategies by category and project

•     Negotiate price, commercial and legal terms with suppliers and develop contracts

•      Negotiate global and/or national contracts to leverage spend by category or vendor

•      Provide communication to suppliers and site locations to ensure smooth transitions and program compliance

•      Maintain outline agreements in SAP

•      Manage the overall relationship with suppliers and administer contracts as required

•      Provide workflow purchase order and invoice resolution as required

•      Process new vendor/material requests

•      Request master data changes as needed

			• No services provided in EMEA	• Negotiate and finalize supplier contracts within 90 days of request • Respond to and resolve supplier complaints within 30 days of written or other notice from supplier

A-33

Schedule A

4.3.6 Indirect - Freight

Service Provider: Ashland Inc.                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Indirect	Freight

•     Work with Ashland Logistics team to develop a transportation strategy

•     Execute the strategic sourcing process, which includes performing the following services:

•     Issue requests for proposals (RFPs)

•     Provide freight rate negotiations for less-than-truckload (LTL), TL, TT, ocean, rail and parcel freight

•     Manage the overall carrier relationships, elevate service issues to the appropriate parties as needed to resolve such issues

•     Administer the carrier approval program

•     Provide contract administration

•     Maintain freight rates in rating engine

•     Provide rating engine training

•     Maintain and disseminate routing guides

•     Manage loss and damage claims over $5000

•     Manage relationship with CASS and post auditors

•     Resolve payment and contract disputes with carriers

•     Provide operational assistance on imports/exports

•     Manage the relationships with brokers, forwarders and third party logistics providers

			• No services provided in EMEA	• Negotiate and finalize supplier contracts within 90 days of request • Respond to and resolve supplier complaints within 30 days of written or other notice from supplier

4.3.7 Indirect - Energy Management

Service Provider: Ashland Inc.	Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Indirect	Energy Mgmt.

•     Provide the following energy management services for natural gas and electricity at Carson, California, Houston, Texas, Morrisville, Pennsylvania, and Willow Springs, Illinois sites:

•     Develop and execute sourcing strategies

•     Issue RFPs and finalize supplier contracts

•     Review supplier invoices

			• No services provided in EMEA	• Negotiate and finalize supplier contracts within 90 days of request • Respond to and resolve supplier complaints within 30 days of written or other notice from supplier

A-34

Schedule A

4.3.8 Indirect - Corporate Card Services

Service Provider: Ashland Inc.                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Indirect	Corporate Card Services

•     Develop and execute sourcing strategies for card services

•     Negotiate price, commercial and legal terms with suppliers and develop contracts

•     Provide communication to suppliers and site locations to ensure smooth transitions and program compliance

•     Manage the overall relationship with suppliers and administer contracts as needed

•     Provide administrative services for card management, including issuing and canceling cards

			• No services provided in EMEA	• Negotiate and finalize supplier contracts within 90 days of request • Respond to and resolve supplier complaints within 30 days of written or other notice from supplier

4.4 Logistics

Ashland Service Representative: Ed Kelly	Recipient Service Representative: Pat Cassidy

4.4.1 Logistics - Regional Logistics Support

Service Provider: Ashland Inc.	Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Logistics	Regional Logistics Support

•     Provide logistics analysis and optimization support to Recipient facilities in the Northern, West, Southeast and East Coast regions of the US

•     Provide analysis and support for agreed upon logistics projects

•     Provide input to Logistics and transportation strategies for Recipient

•     Develop tactical procedures and processes to implement transportation strategy as directed by Recipient

•     Work with carrier base to resolve systemic carrier issues

•     Manage and process the compliance of Approved Carrier Program

•     Provide carrier route guides and select program carriers for Recipient

•     Manage Recipient carrier base and function as liaison between Recipient and carriers for systemic and corporate transportation issues

•     Manage package claims above $5,000

•     Provide support for rail car optimization

•     Prepare freight data reports

• Services exclude: • Bulk freight claims • Local service issues • No services provided in: • Midwest US and Ohio Valley regions for logistics analysis and optimization services • Intra Mexico • EMEA

4.4.2 Logistics - Fuel Management of Auto Fleet using Wright Express Fuel Cards

Service Provider: Ashland Inc.                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Logistics	Fuel Management of Auto Fleet using Wright Express Fuel Cards	• Manage card distribution to facilities • Manage and ensure Wright Express monthly fuel invoice processing	• No services provided in Mexico

A-35

Schedule A

4.4.3 Logistics - DOT Compliance Consulting Service

Service Provider: Ashland Inc.                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Logistics	DOT Compliance Consulting Service

•     Provide compliance consulting for hazardous material transportation (49 CFR 100-185) and federal motor carrier safety regulations (FMCSR), including, but not limited to the following:

•     CTU placards and marking of trailers and containers

•     Special permits

•     Facility DOT training

•     Load securement

•     IBC testing, inspection and maintenance

•     DOT incident reporting

•     Cargo tank testing, inspection and maintenance

•     Rail car testing, inspection and maintenance

•     State hazardous materials permits

•     Federal hazardous materials permits

•     IATA regulatory requirements

			• No services provided in Mexico	• Services are available on an as requested basis

4.4.4 Logistics - Auto Fleet Management Using Lease Plan

Service Provider: Ashland Inc.                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Logistics	Auto Fleet Management using Lease Plan

•     Manage auto maintenance and collision management program

•     Approve and process all maintenance, acquisition and title/license related invoices

•     Manage insurance card distribution to Recipient’s auto assigned drivers

•     Manage the acquisition and purchasing processes with the Purchasing Department, including bid submission, review and purchase order processing

•     Manage the asset disposal process in a manner consistent with Ashland’s process prior to the Effective Date

•     Provide a complete and accurate procedure for the automobile purchasing process that will include specification sheets for all equipment

•     Manage fuel card distribution for all new passenger cars

• No services provided in Mexico

A-36

Schedule A

4.4.5 Logistics - Transactional support and execution

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Logistics	Transactional support and execution

•     Help individuals request appropriate access through remedy tickets, as needed, including explaining the form and role definitions

•     Run the BW cycle count exception report for plants that are closed or on behalf of employees that are unavailable on the day such report is required, including troubleshooting issues for plants that are having difficulty running the report

•     Help plants with issues or errors with transactions on their daily or monthly transaction checklist, including assistance with handling open purchase orders older than 90 days

•     Open remedy tickets to set up storage locations or fix errors with current set ups

•     Help plants with issues or errors in transacting tenant inventory movements, including ensuring G1 and customer inventory balance

•     Help plants with issues or errors related to subcontracting purchase orders, including ensuring component inventory is consumed and finished goods are stocked appropriately

•     Help purchasing and plants with STO processing to and from Puerto Rico, including troubleshooting errors with quantities and dates

•     Ensure all Sherwin Williams consignment is billed within contractual limits and track all usage reports and billing sales orders to ensure it is completed in a timely fashion

•     Troubleshoot errors with RF unit configuration or software issues

•     Troubleshoot and fix SAP errors as they occur, including opening remedy tickets when appropriate and fixing system when possible (e.g., if a delivery will not PGI or MIGO will not go through)

•     Help with various go-live activities as they occur such as inventory upload corrections, and transactional issues with new plants

•     Coordinate activities for cutover

			• All services are based on the SAP instance in use as of the Effective Date; any changes to the SAP instance will nullify support opportunities	• BW cycle count to be run quarterly • All other services to be provided as needed

4.4.6 Logistics - Cycle Count Support and execution

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Logistics	Cycle Count Support and execution

•     Cycle count metrics:

•     Gather all cycle count scores

•     Create spreadsheet by region of all scores

•     Chart 3-month rolling score

•     Chart regional annual scores

•     Gather all year-to-date cycle count scores and define scores by region

•     Distribute to Regional Logistics Mangers (RLMs) and VP-Operations

•     Plant Rank List and Adjustment Review:

•     Create spreadsheet of all plants, rank them according to score for each metric and distribute to RLMs and Brian

•      Inventory Review:

•     Review all inventory impacting adjustments for any plant in any of the top 10 scores and send emails questioning adjustments which appear unusual or do not follow standard process for adjustments

•     Review all inventory of all plants to ensure there are no inventoried materials that should not be in stock, such as “returns”, pallets or indirect

			• All services are based on the SAP instance in use as of the Effective Date; any changes to the SAP instance will nullify support opportunities	• Inventory review to be completed quarterly • Cycle count metrics to be completed monthly and quarterly • Plant Rank List and Adjustment Review to be completed monthly

A-37

Schedule A

4.4.7 Logistics - Auditing and SOX

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Logistics	Auditing and SOX

•     Audit Support:

•    Gather all information and documentation for internal and external auditors as requested

•     SOX 302 Audit:

•     Audit plants each quarter for SOX 302 quarterly statement on PTD key controls, including gathering examples and reviewing documentation to ensure the key controls are met

•     All services are based on the SAP instance in use as of the Effective Date; any changes to the SAP instance will nullify support opportunities

•     Recipient remains accountable and liable for regulatory compliance

• Audit Support to be provided as needed • SOX 302 Audit activities to be conducted quarterly

4.5 Master Data

Service Provider: Ashland Inc.                                                     Ashland Service Representative: Kevin Furrow

Service Recipient: Nexeo Solutions, LLC                                   Recipient Service Representative: Dan Matheny

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification	Service Levels
Master Data	N/A

•     Creation, changes and deletions using approved business rules and Ashland processes (Global within G2) for the following:

•     Customers

•     Vendors

•     Materials

•     Bill of materials

•     Independent formulas

•     Resources

•     Rebates

•     Mass updating of base pricing and customer specific pricing including formulated prices.

•     All maintenance of base pricing

•      Change and deletion of CPIs in mass - Work with Recipient on communicating changes to the business rules that will impact Recipient, such as new processes and/or system changes that impact Master Data business rules

•     Work with Recipient on changes to business rules to support any changes in the Recipient’s business model such as customer segmentation, product segmentation and naming standard changes

•     Work with the Recipient on making data changes to support activities, such as shutting down a warehouse, adding a warehouse or other changes to Recipient’s business that require movement and/or creation of data

•     Maintain Recipient’s data against defined standards and integrate it as Master Data works on improving data quality and generating data quality metrics, with the results to be reviewed with Recipient

•     Work with Recipient to train/educate new employees and answer questions either one-on-one or in a group setting as needed

•     Services do not include:

•     Integration of new businesses into SAP

•     Training non-Master Data employees on business rules, processes and how to conduct the Master Data function, unless specific scope and cost is negotiated at a later point

180 days

•     Bills of material creation includes updating ZBLEND information within SAP

•     Average queue time to be less than 48 hours in Master Data for pricing (weekly activity including overall changes and assisting with customer changes/expirations)

•     Average queue time for CPI to be less than 48 hours in Master Data (periodic activity as part of customer/material deletion and some types of projects)

•     Timing to be defined and agreed with Recipient per project

A-38

Schedule A

4.6 Order to Cash

Ashland Service Representative: Tom Gerrald                                                     Recipient Service Representative: Dan Matheny

4.6.1 E-Commerce

Service Provider: Ashland Inc.                                                                               Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification	Service Levels
E-Commerce	E-Commerce

•     Consult with partners to identify eCommerce capability

•     Conduct eBusiness strategy consultations with Sales, Sourcing and Purchasing

•     Create test scenarios with partners

•     Run test scenarios with partners

•     Create charter for scheduling EAI and ABAP work

•     Manage routing of eBusiness errors with CPI, UOM, CUS MAT/CPI, CUS MAT/MAPPED, ORDER CHNG, SH PARTY CAN’T BE USED and ASN failure

•     Manage routing of ‘EDPAR, VKORG= NOT ON EDSDC and PARTNER #

•     Set up EDPAR and EDSDC and zz partnering for new partners

			Services do not include: • Face to face visits for creation of test scenarios • Workflow management • Road map application outside of eCustomer • EDI training for non-eBusiness topics	180 Days

•     eBusiness will call partner to discuss options and create a charter for scheduling to the appropriate group in IT

•     eBusiness strategy consultation will be as reasonably requested (with at least 3 business days’ advance notice) to support business strategy

•     eBusiness will coordinate with internal resources and manage testing

•     eBusiness will track list and manage progress for EAI and ABAP work

•     eBusiness will respond to workflow

A-39

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification	Service Levels

•    Document follow up workflow creation and routing to CSRs; PO line number, failed invoices, anything received from partner that passes through IT, B2B requests and EDI IT EAI requests

•    Resolve outbound purchase order, inbound invoice or order response failure interactions with partners

•    Manage testing of new eCustomer functionality in QA

•    Manage testing of new eCustomer functionality in Development

•    Manage testing of new eCustomer functionality in Production

•    Manage remedy tickets for eCustomer

•    Manage enhancement list for eCustomer

•    Manage road map for eCustomer and maintain a list of enhancements and place on road map

•    Provide tier one support for eCustomer issues

•    Manage governance process for tickets, enhancements, etc. across all sites

•    Manage attributes within eCustomer

•    Provide access to Cognos reporting and support Recipient with custom reports

•    Create and conduct training sessions for EDI

•    Create and conduct training sessions for B2B

•    Provide tier one support for eCustomer issues

•    Provide contract and support for Industrial Evolution

•    Manage current marketplace relationships including Elemica, Ariba and OB10

•    Manage current direct relationships

•    Manage Payment process and allocation to CU

•    Pay fees and allocated within CU accordingly

• Website enhancements and Elemica, if external (additional) resources are required (or requested) by Recipient (unless , Recipient pays for those additional resources)

within 2 hours via email for North America for:

•    Managing routing of eBusiness errors with CPI, UOM, CUS MAT/CPI, CUS MAT/MAPPED, ORDER CHNG, SH PARTY CAN’T BE USED and ASN failure, and managing routing of EDPAR, VKORG=NOT ON EDSDC and PARTNER #)

•    Outbound purchase order, inbound invoice or order response failure interactions with buyers

•    eBusiness will set up SLA with complete external partner info (for set up EDPAR and EDSDC and zz partnering for new partners within 48 hours

•    eCommerceB2Bteam mailbox to be reviewed a minimum of 3 times per day

•    eBusiness will manage testing within one week of release of QA and Development

•    eBusiness will manage testing of new eCustomer functionality in production for night of release and following morning

•    eBusiness will respond to customer remedy tickets within 24 hours as well as maintain a list of enhancements and place on road map

•    eBusiness will maintain a six month release schedule for dealing with break fixes, enhancements and new functional requirements

•    eBusiness will deal with workflow fall outs by providing a report of current item map and progress

•    Attributes within eCustomer is a tactical function driven by tickets

•    Materials and WebEx will be provided for training sessions

•    Tier one support consists of phone and email support and face to face interaction

A-40

Schedule A

4.6.2 OTC Salesforce.com

Service Provider: Ashland Inc.                                    Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
OTC - Salesforce.com	Salesforce.com

•    Consult with partners to identify Salesforce.com capabilities

•    Manage quarterly releases from SFDC

•    Manage enhancement list for Salesforce.com

•    Manage road map for Salesforce.com

•    Manage governance process for enhancements

•    Manage Customer Acquisition processes that support both Ashland and Recipient and are not independent

•    Training on systems

•    Process work or requirements gathering for Recipient projects

• Services do not include management of Recipient’s independent Customer Acquisitions process, which Recipient will manage

4.6.3 OTC Import/Export

Service Provider: Ashland Inc.                                    Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification	Service Levels

OTC Import/Export	NA Import / Export

•    Import/Export:

•    Provide support for the Export Processor

•    Provide GTM expertise to assist export processor activities for Recipient’s export shipments in North America

•    Provide GTM expertise to support import activities performed by Recipient’s central purchasing team in North America

•    Support import and export knowledge transfer

			• Services do not include any transactional activity or ensuring Recipient’s legal compliance	45 days

•    Ashland to provide only those support related activities that are consistent with those provided to the Business during the 12 months prior to the Effective Date

•    Support not to extend beyond September 30, 2011

•    Import and export knowledge transfer support services to be approximately 1 hour per business day

OTC Import/Export	EMEA Import / Export

•    Import/Export:

•    Provide support for the Export Processor

•    Provide GTM expertise to assist export processor activities for Recipient’s export shipments in the Barcelona and Warsaw offices

•    Provide GTM expertise to support import activities performed by Recipient’s central purchasing team in Barcelona

•    Support import and export knowledge transfer and training of newly hired GTM (import/export) employees

			• Services do not include any transactional activity or ensuring Recipient’s legal compliance	45 days

•    Ashland to provide only those support related activities that are consistent with those provided to the Business during the 12 months prior to the Effective Date

•    Support not to extend beyond September 30, 2011

•    Import and export knowledge transfer and training of new hires to have service equivalent of 0.5 full-time employees

A-42

Schedule A

4.6.4 OTC EMEA

Service Provider: Ashland Services BV                                Service Recipient: Accolade Netherlands BV

Service Category	Sub-Area	Service Scope	Excluded Services	Service Levels
OTC EMEA	EMEA Services	• Physical handling and processing, including mailing, of customer invoices for Recipient at an average rate of 3,500 invoices per month		• Services currently performed at the Barendrecht, Warsaw and Barcelona locations; Ashland has the right to alter those locations as necessary

4.6.5 OTC EMEA

Service Provider: Ashland Services BV                                Service Recipient: Accolade Netherlands BV

Service Category	Sub-Area	Service Scope	Excluded Services	Exit Notification	Service Levels

OTC EMEA	EMEA Services	• Delivery processing for Recipient’s operations in Denmark, Finland, Norway and Sweden		30 Days	• Services currently performed at Gothenburg • Services not to exceed equivalent of 0.4 full-time employees • Term not to exceed June 30th, 2011

OTC EMEA	EMEA Services	• Provide SME support, knowledge transfer and training of Recipient employees for activity currently performed in Gothenburg office		30 Days	• Services not to exceed equivalent of 0.5 full-time employees • Term not to exceed June 30th, 2011

OTC EMEA	EMEA Services	• Provide SME support, knowledge transfer and training of Recipient employees for activity currently performed in Moscow office.		30 Days	• Services not to exceed equivalent of 1.0 full-time employees • Term not to exceed June 30th, 2011

A-43

Schedule A

4.7 Security

Ashland Service Representative: Bob Suttles                            Recipient Service Representative: Pat Cassidy

4.7.1 Security - UL Approved 24/7 Emergency Reporting and Alarm Monitoring (1-855-NEXEO4U)

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
UL Approved 24/7 Emergency Reporting and Alarm Monitoring (1-855-NEXEO4U)

•    Use the 24 hour Control Center for documenting, coordinating, managing and responding to all categories of security events impacting the Recipient’s business

•    Security Incident Reporting:

•    All incidents impacting employees or any crime involving a company asset to be reported by calling 1-855-NEXEO4U and to be documented, assigned a case number and investigated by a security representative in concert with the Law Department and Recipient’s senior management - Manage Recipient’s 24-hour whistleblower hotline, where employees, customers and vendors can anonymously report wrongdoing and security will document each report into the case log system and investigate each claim

•    Duty Officer Program:

•    Provide a corporate security manager in addition to the staff operators that field and document the reported incidents

•    Security manager to be on call Duty Officer to screen all incidents of consequence after hours and on weekends before further management notifications are made,

•    EH&S Centralized Reporting:

•    Document and coordinate response to environmental, health and safety (EH&S) related incidents and drills such as employee injuries, spills, fires, exposures and releases via 1-855-NEXEO4U and the Global Incident Reporting (GIR) system

•    Use of 1-855-NEXEO4U globally (all 17 phone numbers), including translation services, to be provided as needed

•    Monitoring:

•    Dispatch of company employees and emergency response personnel in the event of fire or intrusion.

•    Provide notification upon the failure to open or close a report for facility management

•    Remotely troubleshoot the system and download data for alarm panel programming

•    Monitor remote video cameras to see site activity and to retrieve video images from facilities as needed

•    Employee Communication:

•    Maintain employee/emergency group communication tool that delivers voice and text messages to a targeted audience to ensure concise and consistent messages that can be sent quickly during emergencies, natural disasters or business interruptions.

•    Travel Advisories/Employee Extractions:

•    Provide current country security conditions, identifying and reporting travel risks and warnings issued by the US State Department

•    Maintain data on non-North American traveling employees, including travel itineraries and personal data in the event of terrorist or repeated and serious criminal activities within a country

•    Coordinate evacuation assistance if needed, as part of the International SOS program which provides international healthcare, medical assistance and helps to manage the health and security risks facing travelers and expatriates

A-44

Schedule A

4.7.2 Security - Emergency / Incident Response and Confidential Investigations

Service Provider: Ashland Inc.                                         Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

Emergency / Incident Response and Confidential Investigations

•    Confidential investigations of wrongdoing:

•    Conduct fact finding inquiries in response to a report of wrongdoing or a request from Recipient’s management to perform due diligence in connection with a violation of law or company policy

•    Coordinate with the Law Department and Recipient’s senior management and issue a confidential report pursuant to such inquiries if needed

•    Coordinate with outside law enforcement agencies if needed

•    Work with the Law Department to review and authorize access to an employee’s activity and perform a confidential investigation in concert with the Law Department if needed

•    Information Security:

•    Work in concert with IT to establish and enforce data security standards

•    Work with Law Department to respond and review to reports of abuse of company computer or data systems

•    Security Vulnerability Surveys:

•    Conduct Security Vulnerability Assessments (SVAs) by making unannounced inspections at facilities for plan compliance and consulting with facility managers, EH&S Department members, auditors, IT security and others as necessary to ensure compliance with this program

•    Make decisions on requests made by facility managers and auditors concerning alternative security measures either in place or proposed for compliance

•    Meet with independent auditors to address their questions as they verify whether Recipient is in compliance with the security code or equivalent program should Recipient elect to not become an ACC member

•    Response to facility emergency:

•    Provide employees, visitors and assets protection in the event of an emergency

•    Provide emergency response

•    Provide access control

•    Guard force supervision

•    Conduct internal investigations as requested, in response to threats of work place violence and domestic situations that spill over into the work place

•    Serve as the campus liaison for all law enforcement and first responders

•    Pre-strike preparation and work stoppage:

•    Work with local management, guard force providers and law enforcement to coordinate a strike response plan

•    In the event of a work stoppage, provide a security department representative to coordinate communication twenty-four hours a day from the affected facility via the (1-855-NEXEO4U) Control Center

•    Security Reporting:

•    Review the type, volume and location of reported incidents on a regular basis to determine if any patterns of concern or crimes have been indicated

•    Report any incidents of consequence real time to Recipient’s management and provide a briefing on reporting trends and investigation results biannually to designated Recipient personnel

•    Employee Motor Vehicle Record Checks / Background Checks:

•    Perform motor vehicle record checks on all company drivers annually and as needed in response to a security inquiry

•    Perform criminal background checks on all new employees along with previous employment and education confirmation, as requested

• Recipient remains accountable and liable for regulatory compliance

A-45

Schedule A

4.7.3 Security - 24/7 Government Security Program Coordination and Responsible Care (SME)

Service Provider: Ashland Inc.                                    Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

24/7 Government Security Program Coordination and Responsible Care (SME)

•    Monitor various government agency regulations specific to security as well as industry security standards that impact Recipient

•    Implement security programs in a manner designed to ensure compliance with such standards

•    Security department representatives identified as subject matter experts (SMEs) will perform the following services:

•    Provide oversight, review and interpretation related to identified legal and other requirements

•    Develop and maintain necessary compliance plans, programs, procedures, work instructions, references, and tools to maintain compliance and conformance

•    Participate in internal and external audits and follow the corrective action process for associated findings

•    Provide training and coaching on Responsible Care systems, tools, techniques and processes

•    Meet Responsible Care management system training obligations

•    Implement Responsible Care Security Code, addressing facility, cyber and transportation security:

•    Conduct comprehensive security vulnerability assessments (SVAs) of facilities

•    Implement security enhancements

•    Obtain independent verification that those enhancements have been made

•    Create security management systems, which are documented to provide quality control and assurances

•    Implementing the Responsible Care Security Code under a strict timeline is mandatory for ACC members and Responsible Care Partner companies. The Security Dept is a member of the ACC Security Team and participates in meetings, conference calls and email communication within this team to stay current with issues as they develop. In turn, issues that impact the Recipient are communicated to management with recommendations to change a protocol as necessary and when approved, works to implement the plan. Should Recipient elect to not be an ACC member, then the Security Dept. will manage the security program requirements on any alternative trade association joined by Recipient

•    Provide the following Customs-Trade Partnership Against Terrorism (C-TPAT) related services:

•    Maintain the security of all imported materials arriving from foreign and domestic suppliers

•    Protect the supply chain through the use of security vulnerability assessments (SVAs), security risk assessments and third party validations as defined by US Customs and Homeland Security

•    Maintain C-TPAT certification with US Customs and Border Patrol Agents current through the use of the US Customs Web Portal.

•    Attend monthly meetings with Recipient’s management on the latest government regulations regarding supply chain security

•    Maintain current all of Recipient’s foreign supplier lists to include risk assessments and gap analysis if needed

•    Meet with Homeland Security and US Customs for overseas re-certifications as needed

•    Provide the following Chemical Facility Anti-Terrorism Standards (CFATS) related services:

•    Prepare Security Vulnerability Assessments (SVAs) to identify facility security vulnerabilities

•    Develop and implement site security plans (SSP), which include measures that satisfy the identified risk based performance standards

•    Monitor and submit information into the DHS Web Portal, including working with various facility and resource groups to conduct top screens and enter that information into the web portal

•    Update top screen information as changes are made at the facility level and as “chemicals of interest” change above or below threshold levels

•    Ashland is not responsible for Recipient’s adherence and implementation of security standards

•    For Infragrad related services, Ashland, once authorized by Recipient, will be able to provide and input all required government information into government web portals and the other methods of communicating information to the government for review by Recipient, but Recipient, as owner, will need to submit the information to the government

•    Recipient remains accountable and liable for regulatory compliance

A-46

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

•    Maintain DHS CVI training which allows communication of chemical-terrorism vulnerability information

•    Work with DHS on facilities that require additional information through SVAs

•    Work with facility personnel as well as various resource groups to complete SVAs and submit the information through the web portal to DHS.

•    Work with DHS on facilities that require site security plans (SSP).

•    Work with facility personnel and DHS personnel in providing information for the SSP and in the development of the final plan for approval by DHS

•    Assist with compliance with US Coast Guard Maritime Security (MARSEC) and Maritime Transportation Security Act (MTSA) requirements to help secure all of Recipient’s US facilities that operate on US waterways that may be a risk of a transportation incident by providing the following services:

•    Write and update US Coast Guard approved Facility Security Plan

•    Maintain the title of Company Security Officer/Liaison between management and the US Coast Guard

•    Ensure that all required drills (quarterly) and exercises (annually) are recorded and performed per US Government regulation at each facility

•    Report, document and investigate all security related incidents as needed

•    Work with Facility Security Officer on site to establish and maintain all policies and regulations regarding the MTSA, Facility Security Plan, the Security Vulnerability Assessments, security reviews and inspections and the 5 year FSP update.

•    Distribute information and conduct training on facility and transportation related security requirements of the US Department of Transportation Security Plan, including the warning signs associated with potential risks, the reporting requirements related to transportation security and facility/transportation related security plans that are site specific

•    Provide the following Overseas Security Advisory Council (OSAC) related services:

•    Establish continuing liaison and to provide for operation security cooperation between the State Department security functions and the private sector, to recommend methods and provide material for coordinating security planning to protect the competitiveness of American businesses operating worldwide

•    Obtain information provided through OSAC and its country councils through emails, telephone, and in office consultations on a variety of security concerns, including crime, terrorism, contingency planning and information security

•    Provide for regular and timely interchange of information between the State Department and Recipient interests concerning developments in the overseas security environment

•    Recommend methods and provide material for coordinating security planning and implementation of security programs

•    Recommend methods to protect the competitiveness of Recipient businesses operating worldwide

•    Provide the following Infragard related services:

•    Maintain an ongoing dialogue and timely communication between the FBI and Recipient, including increasing the level of information and reporting between the FBI and Recipient on matters related to counterterrorism, cyber crime, other major crime programs, and threats to critical infrastructures, vulnerabilities and interdependencies

•    Distribute information regarding interests in order to protect assets and facilitate actions to prevent terrorism and other crimes

•    Provide threat advisories, alerts and warnings to affected facilities

•    Obtain relevant education and training on counterterrorism, counterintelligence cyber crime and other matters relevant to potential crimes and attacks on behalf of Recipient

A-47

Schedule A

4.7.4 Security - 24/7 Dublin Campus Security Management

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
24/7 Campus Security Management

•    Provide an on-site security manager for each site to establish and manage the security profile of the facility

•    On-site security manager will provide the following services:

•    Employee, visitors and asset protection

•    Emergency response

•    Access control

•    Guard force supervision

•    Conduct internal investigations as requested, in response to threats of work place violence and domestic situations that spill over into the work place

•    Serve as the campus liaison for all law enforcement and first responders

•    Guard selection and management

•    Employee security training/briefings

•    Event/executive protection

• Recipient remains accountable and liable for regulatory compliance

4.7.5 Security - Technical Support / Equipment Installation and Maintenance

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Technical Support / Equipment Installation and Maintenance

•    Equipment Installation Services:

•    Maintain two highly skilled electronic technicians to survey, install and maintain Recipient’s standardized, state of the art alarm equipment (fire and intrusion) to be monitored by the Control Center

•    Install and maintain CCTV and Communication satellite

•    Conduct security equipment site surveys

•    Access control (card readers):

•    Administer Recipient’s access control systems to monitor ingress and egress at Recipient’s facilities

•    Issue photo proximity identification cards that can be programmed for both access and for time keeping payroll purposes (Kronos)

A-48

Schedule A

4.8 Lab Services

Service Provider: Ashland Inc.                                                              Ashland Service Representative: Winston Go

Service Recipient: Nexeo Solutions, LLC                                             Recipient Service Representative: Buddy Whitlock

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Lab Services	Analytical Support

•    Provide chemical, mechanical and thermal analysis capabilities of Ashland’s Analytical Services and Technology Group (AS&T)

•    For cases where the capability does not reside within AS&T, AS&T will provide assistance in externally sourcing the capability

Lab Services	Library and Information Support	• Provide information and library services capabilities (as allowed by Ashland’s third party licensors) of Ashland’s Information and Library Sciences (LIS) Group

A-49

Schedule A

5. Environmental Health & Safety

Ashland Service Representative: Gary Allen                            Recipient Service Representative: Brian Brockson

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

5.1 Non-SAP / Mgt Systems and Reporting

Service Provider: Ashland Inc.                                                    Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Non-SAP / Mgt Systems and Reporting	IT Systems

•    Manage and administer the following non-SAP IT systems:

•    GIR, AIM, RIM, Audit Manager and EH&S Tools

•    Provide IT programming support for fixes/enhancements as needed

•    A subscription to products from the Bureau of National Affairs (BNA) is related to some of these services. Recipient shall bear the cost of any additional subscriptions needed for these subscriptions (after a grace period of at least 60 days that is still the subject of negotiations with BNA as of the Effective Date).[1]

•    Systems support and maintenance services to be provided by the following roles:

•    IT Tools/Systems

•    Responsible Care Manager

•    Document Management

•    EH&S Assessments Manager

•    Metrics/Training Manager

•    Compliance Controls Manager

•    Provide EH&S technical support for Self Assessment Module/ARTP, CTS and AACIS

•    Provide access to separate SARA database to support Form R report generation

•    Provide access to, and ensure functionality of, Audit Manager and/or ARTP (an Audit Manager is, as of the Effective Date, being constructed to replace ARTP)

•   EH&S services do not include AACIS replacement; however, this is part of IT roadmap for future consideration

•    Services do not include enhancements to the IT systems beyond what is in place on the Effective Date

•   Service levels will remain consistent with level of service provided to the Business during the 12 months prior to the Effective Date, with 99% availability

•   System break/fix will be handled in accordance with the IT Remedy process

•   SAM/ARTP notifications to be provided by the 15th day of each month and performance reports to be provided by the 17th day of the following month or the first business day thereafter

•   CTS notifications to be provided by the first day of each month and performance reports to be provided by the 15th day of each month or the first business day thereafter

[1]

Note to Recipient: Ashland’s BNA subscription as of the Effective Date prohibits Ashland from providing Recipient any derivative products of the subscription. Accordingly, Recipient will need to have its own subscription for needed BNA products.

A-50

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Non-SAP / Mgt Systems and Reporting	Reporting

•    Generate all reports generated by EH&S as of the Effective Date for the Business including, but not limited to: TRR, LTI, incidents per million miles (IPMM) and EH&S performance metrics/dashboard

•    Generate historical IMS reports upon request

•    Complete annual reports for Canadian facilities including: chlorinated chemicals to Environment Canada, chemical management plan reporting, NPRI for subject sites (Montreal, Mississauga and Edmonton), and the Ontario toxic use reduction report

•    Services do not include:

•    New reports specific to Recipient’s unique needs not included

•    Ad hoc reports which will be generated by Recipient’s Safety Manager, except those reports requested before the Safety Manager role is filled by the Recipient

•    Interview and selection services for the Safety Manager position beyond those Services provided as of the Effective Date

•    Service levels will remain consistent with level of service provided to the Business during the 12 months prior to the Effective Date

•     Reports not requiring IT assistance to be provided within 5 business days of request

(A) Non-SAP / Mgt Systems and Reporting	Resources

•    Provide resources and systems to support the EH&S management system (regardless of Recipient decision on third-party certification), including collection and reporting of environmental impact data, metrics and training

•    Services do not include:

•    Development of goals and objectives for Recipient

•    On site audits of EH&S management system

•    Third party registrations /subscriptions for EH&S management systems (e.g., ACC, RC, CCPA, CACD)

•    Management reviews

•    Assurance letter process

•    Zero Incident Culture assessments

•    Facility risk assessment roll-ups

A-51

Schedule A

5.2 SAP

Service Provider: Ashland Inc.                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

•    Provide access to SAP G1 and G2 as needed to ensure Recipient has appropriate access to chemical information, including MSDSs

•    Negotiate license and maintenance fees for SAP (formerly Technidata) and 3E (for ARIEL service) on behalf of Recipient

•    Maintain existing BW and SAP reports

•    Maintain functionality, configuration and output documents for GHS implementation in regions where Recipient operates as

•    Functionality, configuration, controls, reports or output documents for any geography other than the states and countries in North America, EMEA and China in which the Business operates as of the Effective Date not included

•    Access to G2 for Recipient employees will remain consistent with access provided in G1

•    Access to EH&S information in G1 for Recipient employees will be provided as appropriate for these employees to carry out job responsibilities

•    Technical (EH&S) support on G2 will be provided in accordance with scheduled maintenance activities and priorities established by EH&S IT governance process

•    Acknowledgement of receipt of request for technical (EH&S) support outside of governance process and scheduled

SAP	IT Systems	of the Effective Date; provided that this service will be provided at an additional cost to Recipient and will include direct charges for temporary labor

•    Functionality, configuration, controls reports or output documents to support participation in a different distribution market space or channel to market other than Recipient’s market spaces or channels not included

•    Authoring and sponsorship of mini-charters for functional enhancements not included (advice and technical guidance will be provided)

maintenance activities will be provided within 1 business day of receipt of request

•    If a request requires a remedy ticket, a response indicating so will be provided within 1 business day of conclusion of any required investigation

•    If a request is to be completed as part of scheduled system maintenance activities, a response indicating so will be provided within 1 business day of conclusion of any required investigation

•    If a request requires a system enhancement for fulfillment, a response indicating so will be provided within 1 business day of conclusion of any required investigation

•    For all other requests, disposition of request will be provided within 5 business days of receipt of request

•    Scope and schedule to be mutually agreed upon between Ashland and Recipient on a case-by-case basis

•    Enhancements and development of automated controls for existing regulations that are managed manually as of the Effective Date must go through the Ashland IT Governance Process described in Section 15 of this Schedule A, managed by Ashland IT and with input from Recipient on timing and prioritization

•    SAP G2 support for complying with regulatory requirements established after the Effective Date will be provided, but at an additional cost to Recipient

•    Above service levels assume that a Systems Specialist will be hired by Recipient to operate SAP G2

SAP	Resources	• Oversee substance management activities for existing active substances and set-up of new substances to support the Business	• In EMEA, no services are included for products other than those “manufactured” at EMEA Recipient facilities

•    No less than 80% of all new material requests that require no additional regulatory review by EH&S SMEs will be completed within 1 business day

•    Additional regulatory review by EH&S subject matter experts (SMEs) will be completed within 2 business days unless there is a decision that prevents such review; in the event that review cannot be completed within 2 business days, the SME will contact the requestor to explain any delay

•    Time and cost associated with any project work involving entry of products from agreements entered into by Recipient after the Effective Date will be borne by Recipient if additional temporary resources are required; Ashland and Recipient will collaborate to determine the level of support required for timely completion of these projects

A-52

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
SAP	Resources

•    MSDS preparation and maintenance for all new and active Recipient branded products transacted in G2, as well as maintenance for supplier-provided MSDSs for active products distributed by Recipient facilities for North America, EMEA and Asia Pacific

•    Implementation of Global Harmonized System changes in G2 as necessary to maintain compliance in EU and China

•    GHS classifications and GHS SDS generation and maintenance for Recipient products in the US, Canada, and Mexico, but at an additional cost to Recipient including direct charges for temporary labor

•    In EMEA, no SDS will be created for products other than those that are “manufactured” at EMEA Recipient facilities; EMEA distributed products will have vendor SDS loaded into SAP without modification

•    MSDS and labels for new products will be created within 2 business days of the later of receipt of request, or EH&S approval of material workflow

•    Revisions of existing MSDSs for regulatory changes or new information will be completed in accordance with regulatory requirements

•    Ashland MSDSs will be converted to Recipient branded MSDSs within 90 days after the system is copied if Recipient logo is available; if Recipient name, address and logo are not available at the time of system copy, Ashland MSDSs will be converted to Recipient no later than 90 days after receipt of company information and logo

•    Time and cost associated with any project work involving entry of products from business entered into by Recipient after the Effective Date will be borne by Recipient if additional temporary resources are required; Ashland reserves the right to determine the level of support required for timely completion of these projects

SAP	Resources

•    Provide operational Hazard Label System for G2 system including the following services:

•    Ongoing system maintenance

•    The transfer of all existing materials and implementation of new materials as requested (geographical scope includes US, Mexico, Canada, EMEA and China/Asia Pacific)

•    Update labels with Recipient branding, address, phone numbers, etc., in conjunction with updates to MSDS (EHS-08)

• In EMEA, no services are included for products other than those “manufactured” at EMEA Recipient facilities

•    Service levels will remain consistent with the levels of service provided to the Business during the 12 months prior to the Effective Date

•    Recipient branded labels will be provided within 90 days after the system is copied if Recipient logo is available. If Recipient name and logo are not available at the time of system copy, Ashland labels will be converted to Recipient no later than 90 days after receipt of company information and logo

SAP	Resources / IT

•    Ensure that all EH&S upgrades made to G1 are applied to G2, including functionality upgrades, improved compliance rules (i.e., PSM/RMP/ DHS functionality), as well as managing how EH&S and dangerous goods rules are applied in SAP

•    Functional enhancements can be excluded from inclusion in G2 if mutually agreed upon by Ashland and Recipient

•    In the event that Recipient does not upgrade to version 6.0, no services will be provided related to any rules and/or functionality that may exist with regard to version 6.0, or added thereafter, that are not compatible with version 4.7 is not included

•    Service levels will be provided in accordance with scheduled maintenance activities and priorities established by EH&S IT governance process with input from Recipient on timing and prioritization.

•    Timing of G2 upgrades to be concurrent with G1 upgrades (IT dependent)

•    SAP support will be provided using the Ashland version of SAP, which, as of the Effective Date is version 4.7. Ashland is planning a technical upgrade to version 6.0. If Recipient also upgrades to 6.0, Ashland will assure all functionality will be provided to Recipient; however, if Recipient does not upgrade to version 6.0, some functionality may be lost due to inconsistency between versions 4.7 and 6.0

A-53

Schedule A

5.3 Subject Matter Experts

Service Provider: Ashland Inc.                                          Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
SMEs	Resources

•     Provide access to global subject matter experts (SMEs) for regulatory information/consultation in the areas of air, water, high risk safety programs (i.e., hot work, confined space, electrical safety), safe driving, industrial hygiene, sustainability, dangerous goods, fire, hazard communication, regulated chemicals (i.e., FDA, ethanol), biocides and product registrations/risk assessments, including indirect access to supporting software systems and subscriptions used by SMEs

•     Transition support for Recipient’s new Safety Program Manager

•     Provide information to support customer surveys, such as sustainability metrics, as requested - Travel to Recipient locations as requested by Recipient and approved by Ashland

•     Services do not include:

•     Direct support and or interaction with Recipient’s customers on matters related to customer inquiries, surveys and other related information is not included

•     All services currently provided by Facility Compliance, Product Compliance, Safety Manager and Waste Specialist roles (L. Denison, J. Walters, R. Moore and E. Graves, respectively) are not included as these roles/individuals are transferring to Recipient

•     Services, support and related tools associated with Zero Incident Culture Program Manager’s role

•     Increased costs of subscriptions due to additional licenses will be borne by Recipient

•     Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date

•     Response acknowledging initial request to be provided within 3 business days of receipt

•     Scope and schedule to be agreed upon on a case-by-case basis by Ashland and Recipient; cost of services may need to be adjusted if there are significant additions of facilities or additions of global regions not supported as of the Effective Date

SMEs	Resources	• Review of capital authorizations for expenditures by appropriate SMEs for potential EH&S impact	• Services do not include approval or advice on AFE matters

•     Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date

•     Scope and schedule to be agreed upon by Ashland and Recipient on a case-by-case basis

SMEs	Resources	• Fire protection consulting and review services, including maintenance of facility capability assessments	• Services do not include access to Medgate system

•     Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date

•     Response acknowledging initial request to be provided within 3 business days of receipt

•     Scope and schedule to be agreed upon by Ashland and Recipient on a case-by-case basis

A-54

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
SMEs	Resources	• Coordination of IH monitoring program, including the following services: • Monitoring • Interpretation of findings • Reporting • Data management • Respirator fit testing • CO monitoring program

•    Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date

•    Response acknowledging initial request to be provided within 3 business days of receipt

•    Scope and schedule to be agreed upon by Ashland and Recipient on a case-by-case basis

•    Cost may need to be adjusted if there are significant additions of facilities or additions of global regions not supported as of the Effective Date

•    Out-of-pocket costs (excluding Ashland personnel labor costs) to be billed to Recipient with no mark-up

5.4 Emergency Response

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Emergency Response	Resources

•    Provide remote emergency response support (coordination and response) using system and call center managed by Ashland Security, including, employee injuries, spills, fires, exposures and releases

•    Provide 1-800-ASHLAND response support, emergency command center support for significant incidents and incident management, including providing coordination of efforts, response to emergency response and appropriate notifications

•    Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date

•    Services to be available 24 hours a day, 7 days a week, 365 days a year - Cost may need to be adjusted if there are significant additions of facilities or additions of global regions not as of the Effective Date

5.5 Training

Service Provider: Ashland Inc.

Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Training	Training

•    Provide training associated with the eventual transition of systems and processes to Recipient, including but not limited to, Substance Data Management, EH&S Systems Specialist, Workflow and REACH-related

• As mutually agreed upon based on length of Agreement

A-55

Schedule A

5.6 Database Management

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Database Mgt	Resources

•    Manage third party service provider databases - Facilitate distribution of surveys to third party service providers identified by Recipient and enter any evaluation results into database

•    Communicate schedule of upcoming assessments/audits to Recipient and maintain results in database

•    Provide reports from the databases as requested and make data available to Recipient

			• Services do not include on-site audits/assessments, which will continue to be done by third parties	• Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date • Reports to be provided within 5 business days of request

Database Mgt	Resources	• Manage contractor database • Support transition of Recipient to Browz (third party service for managing contractor safety and selection)

•    Services do not include adding new contractors, making determinations as to acceptability or qualifications of Recipient contractors, or addressing waivers/exceptions identified by Browz

•    Ashland will no longer maintain current LN database after migration to Browz

5.7 General

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
General	General

•    All services provided by this Section 5 of Schedule A will be provided on the following terms and conditions:

•    All services provided by Ashland are based on the Ashland processes and systems in place as of the Effective Date

•    New regulations will be implemented using established Ashland processes and services will be provided/adapted accordingly

•    Services do not include:

•    Acting as an agent representing Recipient on regulatory issues due to Recipient activities

•    Maintenance of operating and product permits or registrations after acknowledgement from appropriate agencies that permit notifications and/or transfers to Recipient are complete

•    Maintenance or updates of EH&S system auditing protocols prior to the Effective Date developed specifically for the Business

•    Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date

•    In the event of significant increase in product lines, geographies, suppliers, integration/due diligence (where additional resources are required), SAP substance management or a change in systems or strategies, service levels consistent with the service levels provided to the Business in the 12 months prior to the Effective Date may not be able to be provided within the current cost structure, but may be provided with the addition of resources paid for by Recipient to be mutually agreed upon by Ashland and Recipient

•    For all services provided by Ashland, Recipient is to provide updated information on facilities, products and facility emergency action plans, contact lists for e-mail and voice mail notifications, population of third party service providers to be included in audit/assessment program and all other related and necessary items in a timely manner

A-56

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
General	Resources	• Provide access to all Ashland policies, procedures, standards and work instructions that exist as of the Effective Date	• Services do not include: • Development of Recipient’s EH&S strategy • Revisions/customizations to existing PDMS documents specific to Recipient

General	Resources

•    Provide historical/archived information (i.e., IH data, toxicological data, hazard evaluations, incident history and historical MSDS) upon request

•    Transfer possession of Recipient owned historical data to Recipient at termination of Agreement

•    Any data not transferred must be maintained indefinitely

•    Ashland to notify Recipient if records retention time is reached before any data/documents are destroyed

•    Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date

•    Historic label information will be limited to what is available at the time of the request

5.8 EMEA

Service Provider: Ashland Services BV                                                 Service Recipient: Accolade Netherlands BV

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
EMEA	IT Systems	• Periodically push data from SAP to REACH Customer Portal as needed • Update business rules (status, uses) upon request from Recipient/EH&S	• Services do not include maintenance of business rules, as it will be managed by EH&S	• Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date with 99% availability

EMEA	IT Systems	• Maintenance on REACH properties in SAP, including OR entries and documents, SVT compositions and purchase order validation (performed by SMT)

EMEA	Project Management	• Provide REACH guidance and support for EMEA activities of Recipient, including team meetings, training, supporting documents, customer letters and translation services	• Out-of-pocket expenses are not included but will be billed to Recipient at no mark-up

•    Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date

•    Translation will be limited to languages for which translation services were provided to the Business as of the Effective Date

EMEA	Registrations	• Oversee EMEA product registrations and substance notifications in Turkey, Serbia, Poland, Russia, Denmark, Finland, Norway and Sweden	• EMEA product registrations and substance notifications in specified regions applies to imports and manufactured products only

A-57

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
EMEA	Registrations	• Conduct REACH pre-registration maintenance for Recipient entities on imported substances

•    REACH substance Registrations in EU and IUCLID5 application for REACH Registrations are not included

•    REACH Registrations and strategy are not included

•    Process Safety Management and on-site emergency response are not included

EMEA	Reporting	• Provide review, guidance and support on REACH reporting through Cognos for Customer and Vendor Portal (external tools)
EMEA	Reporting	• Provide review, guidance and support on REACH reporting through SAP-SVT for imported materials

•    Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date

•    Weekly report to check status of materials to block imports if not set-up correctly

A-58

Schedule A

6. Human Resources

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

United States (Schedules 6.1 - 6.9)

Ashland Service Representative: Jodi Lewis                                                     Recipient Service Representative: Jeff Seese

6.1 US & Mexico - Employee Relation Support

Service Provider: Ashland Inc.                                                                             Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - Employee Relation Support	Employee Relation Support	• Provide Recipient employees employee relations support

US - Employee Relation Support	Employee Relation Support	• Provide system and process support on HR policies and procedures

US - Employee Relation Support	Employee Relation Support	• Support Recipient in the maintenance of Affirmative Action plans

US - Employee Relation Support	Employee Relation Support	• Employee Relations Specialist will create a GWI ticket for each call for Recipient (employer and employee) and provide monthly GWI reports using current categorization of calls

US - Employee Relation Support	Employee Relation Support

•    Employee Relations Specialist will provide support, including, but not limited to:

•    Coaching manager on general employee relations topics (performance improvement plan and performance action notices)

•    Resolution of employee violation of company policy

•    Equal Employment Opportunity (EEO) related policies

•    Effective approaches to resolve concern and issues with either co-workers or supervisors

•    Fair Labor Standards Act administration and EEO investigation support

•    Harassment investigation support

• Recipient remains accountable and liable for regulatory compliance

Mexico - Employee Relation Support	Employee Relation Support	• Provide full service employee relations support, coaching and harassment investigation support

A-59

Schedule A

6.2 US - Global Compensation

Service Provider: Ashland Inc.		Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

US - Global Compensation	Global Compensation	• Provide maintenance of the following compensation components: • Pay Scale Area • Pay Scale Group • Pay Scale Type • Global Salary Structures • Global Increase Guides

US - Global Compensation	Global Compensation

•    Provide compensation administration support, including but not limited to the following:

•    Variable Pay Processing

•    Merit Processing for 2012, if needed

•    Promotions (Ladder)

•    Promotions (Off-cycle)

•    Transfers

•    Job Banding

•    Job Descriptions

•    Job Evaluation

• Services do not include expatriate administration

US - Global Compensation	Global Compensation

•    Provide global annual salary planning for 2012, i.e., merit budgeting support, including but not limited to assistance with the following:

•    Structures (which will be the same as Ashland’s)

•    Annual hourly rate schedules (US and Canada)

•    Merit Increase Guides

•    Survey analysis

•    Employee communications

US - Global Compensation	Global Compensation	• Provide hourly wage structure support, including but not limited to wage rates for bidding process as needed

US - Global Compensation	Global Compensation

•    Provide Recipient with job evaluation support, including but not limited to the following services:

•    Survey analysis (in accordance with non-disclosure agreements with third parties)

•    Survey participation/submissions

•    Limit number of jobs to be evaluated

•    New job evaluations

•    Determine exempt/nonexempt status

•    OM/planned compensation system determination

• Ashland to conduct evaluations as if they were for Ashland employees

US - Global Compensation	Global Compensation

•    Provide Recipient TR Variable (TR and operations) compensation support, including the but not limited to the following:

•    Plan design and documentation

•    Adjustment of variable pay weightings to account for exclusion of Ashland component

•    Management of three eligibility periods (10/1/10 - 3/31/11, 4/1/2011- 9/30/2011 and 10/1/2011- 9/30/2012 with different measures)

•    Accruals

•    Employee communications

• Services do not include: • Designing or redesigning Compensation plans • SIP calculations

A-60

Schedule A

6.3 US & Mexico - HR Service Center - Benefits and Executive Compensation

Service Provider: Ashland Inc.		Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation

•    Administer benefit plans and assist in the organization and establishment of new plans, which include but are not limited to:

•    Health Insurance Contracts i.e., Medical, Prescriptions, Dental, Vision, Flexible Spend Plans, Cobra retiree, EAP, STD and LTD insurance, and life insurance

•    Monitor and track all current accruals related to benefits administration

•    Prepare annual 5500 reports for benefit plans

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation	• Support the Leave Administration Processing for Recipient employees

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation	• Provide benefits administration technology and process support for 2012 annual/open enrollment

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation

•    Without any change to processes in place as of the Effective Date, provide Recipient the Benefits administration support for the following processes, including but not limited to:

•    Appeals Process

•    SPD and Plan Documents

•    Coupons for Cobra/Potential Retiree

•    Compliance Testing

•    Plan Design

•    Plan Eligibility (Comparable and aggregate benefits)

•    Vendor relationships

•    Vendor payments

•    Vendor Files

•    Administrative Fees

•    Costing

•    Premium rates

•    Resolve elevated issues

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation

•    Provide Benefits administration support, including, but not limited to:

•    Enroll employees in benefits plans and terminate enrollments

•    Monitor continuing eligibility for plans

•    Monitor provision of evidence of insurability

•    View information about current benefit enrollments

•    Print enrollment and confirmation forms

•    Transfer data electronically to plan providers

•    Handle all benefit determinations, claims and appeals

•    Interpret and implement the terms of Recipient benefits plans

•    Authorize and direct all disbursements of benefits and other sums

•    Handle all payroll deductions and corresponding contributions

A-61

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation	• Track costs of plans listed on Schedule 5.19(a) to the Asset Purchase Agreement and make reports available to Recipient	• Services do not include administering or offering: Group Legal, Group Financial, Group LTC, Pet Insurance	• Reports tracking and reporting to be done in the same manner as it is done for Ashland’s own plans

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation	• Provide benefits vendor management support

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation	• Assist in communicating with Recipient’s employees, including but not limited to creation, design, editing and publishing of all benefit communication materials

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation	• Handle all administrative support for passive/elective open enrollment at the time of the Effective Date and during August open enrollment and process any enrollment changes

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation

•    Provide executive compensation administration support, including but not limited to the following:

•    Job Evaluation / Market Competitiveness

•    Oversight and administration of Non-Qualified Executive Benefit plans (if applicable)

•    Oversight and administration of Deferred Compensation plans (if applicable)

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation	• Provide support for all Qualified and Non-Qualified Plans as applicable

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation	• Process Qualified Medical Child Support Orders (QMCSO)

US - HR Service Center - Benefits and Executive Compensation	HR Service Center - Benefits and Executive Compensation	• Process Qualified Domestic Relations Order (QDRO)

Mexico - HR Benefits	HR Benefits	• Oversee form completion, benefit enrollment and orientation for new hires • Process life event changes such as new beneficiary, tax withholding set and beneficiary designation changes

Mexico - HR Benefits	HR Benefits

•    Administer benefit plans that are in place as of the Effective Date and assist in the organization and establishment of new plans

•    Monitor and track all current accruals related to benefits administration

•    Respond to vendor inquiries and validate vendor payments

A-62

Schedule A

6.4 US - HR Service Center - Master Data

Service Provider: Ashland Inc.	Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - HR Service Center - Master Data	HR Service Center - Master Data

•    Provide process and technology support for administering existing life/job event changes for Recipient employees:

•   Promotion

•   Change in pay

•   Transfer

•   Rate schedule increases

•   Suspension

•   Leaves of absence

•   Return to active status

•    Support Performance Appraisal process

US - HR Service Center - Benefits	HR Service Center - Benefits	• Provide process and technology support for administering standard life event changes for Recipient employees, including but not limited to the following: • Birth of child • Marriage • Divorce

US - HR Service Center - Master Data	HR Service Center - Master Data

•    Support payment processing due upon the death of any Recipient employees, including the following services:

•    Process employee record through Personnel Administrator (PA) (to be processed as a voluntary/involuntary separation action on active employee with the reason noted as death)

•    Follow rules of retirement and payout as in place on Effective Date

US - HR Service Center - Benefits	HR Service Center - Benefits

•    Conduct the following activities for any retirement eligible employee as part of the defined employee termination process:

•    Process employee retirement paperwork, including pension calculation and determination of retiree benefits

•    If necessary, the benefits will be made payable to the beneficiary

US - HR Service Center - Master Data	HR Service Center - Master Data	• Process the terminations of employees not eligible for retirement

US - HR Service Center - Master Data	HR Service Center - Master Data	• Provide employment verification and unemployment administration process and technology support through the use of TALX
US - HR Service Center - Master Data	HR Service Center - Master Data

•    Provide service support for the creation, delimiting and maintenance for all elements of the Recipient’s enterprise structure:

•    Personnel Area (locations)

•    Personnel Subarea (business)

•    Employee Group

•    Employee Subgroup

A-63

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - HR Service Center - Master Data	HR Service Center - Master Data	• Provide service support for the creation, delimiting and maintenance for all elements of the Recipient’s organizational structure: • Organizational Units • Jobs • Positions • Cost Centers

US - HR Service Center - Master Data	HR Service Center - Master Data

•    Manage the hiring process for new Recipient employees based on employment data provided through Taleo interface, including, but not limited to, the following services:

•    Process the new hire action

•    Receive and maintain employment documents for the personnel file

US - HR Service Center - Talent Management	HR Service Center - Talent Management	• Provide hiring manager’s process, system and material support for the orientation and on-boarding of Recipient new hires

6.5 US - HR Service Center - Payroll

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - HR Service Center - Payroll	HR Service Center - Payroll	• Support the transactional portion of employee severance agreements based on the severance policy agreed upon by Recipient

US - HR Service Center - Payroll	HR Service Center - Payroll	• Continue to process bi-weekly and weekly payroll process for Recipient employees, with payroll and holiday calendars for 2011 to remain the same as they were prior to the Effective Date

US - HR Service Center - Payroll	HR Service Center - Payroll	• Support wage type maintenance for the creation and delimiting of wage types used to support Recipient’s payroll, including: • Earnings codes • Deduction codes • Tax cumulations

US - HR Service Center - Payroll	HR Service Center - Payroll	• Support the payroll processing according to the existing C.B.A payroll rules and contractual effective dates

US - HR Service Center - Payroll	HR Service Center - Payroll	• Provide service support for the entry and maintenance of employee W4 tax data

US - HR Service Center - Payroll	HR Service Center - Payroll	• Provide setup and support of new garnishments for employees

US - HR Service Center - Payroll	HR Service Center - Payroll

•    Support the tax withholding administration for Recipient employees, including the following taxes:

•    Residence Tax

•    Work Tax

•    Unemployment Tax

•    Federal Withholding

•    State Withholding

•    Provide the government tax reporting for all tax authorities that pertain to the Recipient employees

•    Track unemployment rates and related administration

\

A-76

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - HR Service Center - Payroll	HR Service Center - Payroll	• Support the third party processing and remittances to HR payees and vendors based remittance rules in effect as of the Effective Date

US - HR Service Center - Payroll	HR Service Center - Payroll	• Support off cycle processing, check printing, handling and distribution for Recipient employees

US - HR Service Center - Payroll	HR Service Center - Payroll	• Provide Recipient employees a remuneration statement with the option of either direct deposit or paper check

US - HR Service Center - Payroll	HR Service Center - Payroll	• Provide post payroll processing actives including, but not limited to: • General Ledger Reconciliation • Posting to FI • Payroll DME

US - HR Service Center - Payroll	HR Service Center - Payroll

•    Provide support and maintenance for claims and overpayment processing for Recipient, including the following services:

•    Overpayment identification

•    Employee overpayment notification

•    Overpayment recovery

•    Claims clearing

•    Claims reporting

US - HR Service Center - Payroll	HR Service Center - Payroll	• Provide services related to W2 preparation, mailing and filing for Recipient employees

US - HR Service Center - Payroll	HR Service Center - Payroll	• Provide process and technology support for Recipient’s year end payroll processing, including reporting, adjustments and filing

US - HR Service Center - Payroll	HR Service Center - Payroll

•    Provide time management processes and system services to support the following activities:

•    Absence tracking

•    Time Adjustments

•    Kronos Vendor Contract

•    Clock configuration and installation

•    Time Balance and Summary Amounts

•    Time Reporting for employees, managers and HR

•    FMLA process

•    Time Cards

A-65

Schedule A

6.6 US - HR Service Center - Call Center

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - HR Service Center- Call Center	HR Service Center- Call Center

•    Provide HR call center support for Recipient’s employees, including but not limited to the following services:

•    800 Number and HRCC Email link

•    Welcome / Messaging / Queue

•    GWI tickets

•    Recorded calls

•    Education reimbursement

•    Appeals process

•    Payroll support

•    Benefits support

•    Retirements and terminations support

•    HR related issues

•    Policy and procedure support

•    Employment verifications (through TALX)

•    Portal Support

•    HR Communications-Cobra/HIPPA Processing

•    New Hire Benefit Packets

•    Family Medical Leave Act (FMLA)

•    Leave of Absence (LOA)

•    Vacations

•    Sick

•    Long-term Disability (LTD)

Mexico - HR - Call Center	HR Call Center

•    Support hiring/recruitment process, including HR in-take, internal employee setup and company introduction

•    Provide HR daily support to the Business and employees

•    Answer HR policy and benefits related questions

•    Handle personnel data inquiries and hr4u transactional processing questions

6.7 US - Medical Affairs

Service Provider: Ashland Inc.                                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

US - Medical Affairs	Medical Affairs

•    Provide medical affairs support for Recipient’s employees in areas including but not limited to:

•    DOT support

•    Workers compensation case support

•    OSHA exam administration

•    Provide medical administrative support such as medical director services, substance abuse testing program oversight and medical exam compliance management, case management related to return to work, FMLA, ADA, and other related work, medical records management per OSHA guidelines, and professional medical staff on call 24 hours a day, 7 days a week via 1-800-ASHLAND

•    Provide support in handling contracts with medical vendors

A-66

Schedule A

6.8 HR Service Center - Staffing

Service Provider: Ashland Inc.	Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - Talent Management - Recruiting	Talent Management - Recruiting

•    Provide Talent Management Taleo system and process support, including but not limited to the following services:

•    I9 Processing for new hires

•    Manual data loads between Taleo and SAP

•    Maintenance of automatic data loads between Taleo and SAP

•    Career center posting

•    Hiring Manager

•    Applicant Experience

•    Offer Letter Template

•    Prescreening Process

•    New Hire Paperwork -coordinator

•    The following services are not included and will be charged on a per use basis at rates between $900 to $1,750 per requisition:

•       Contract Recruiting

•       Job Board support

•       Open Position

•       Recruiting

•       Full Service Recruiting

US - Talent Management - Recruiting	Talent Management - Recruiting	• Provide management of hr4U feeds to and from Taleo, including required feed from hr4U into Taleo, new hire feed into hr4U and user import chiefs entered into Taleo

US - Talent Management - Recruiting	Talent Management - Recruiting	• Provide job board support, including Monster.com and CareerBuilder.com • Support Recipient with the set-up of a request account and help establish contracts with job boards	• Services do not include cost of payment for posting

US - Talent Management - Recruiting	Talent Management - Recruiting	• Support Recipient with vendor account set-up and monthly processing of invoices for Taleo Passport Previsor, used in connection with pre-screening Sales candidates

US - Talent Management - Recruiting	Talent Management - Recruiting	• Support Recipient with vendor account set-up and manage the Lexis-Nexis background check process in a manner consistent with Ashland Security department’s process in place as of the Effective Date

US - Talent Management - Recruiting	Talent Management - Recruiting

•    Assist Recipient users and candidates with issues when applying online, including, but not limited to, password issues, technical issues, confirming if resume was received and, where appropriate internally, providing the name of the hiring manager

US - Talent Management - Recruiting	Talent Management - Recruiting	• Support pre-hire screening vendors with services including, but not limited to, drug testing, background checks and pre-screening

US - Talent Management - Recruiting	Talent Management - Recruiting	• Recruiting analytics and reporting		• Service level to be consistent with service provided to the Business prior to the Effective Date

A-67

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - Talent Management - Recruiting	Talent Management - Recruiting

•    Provide Taleo system administration, including the following services:

•    Apply on-going updates

•    Make configuration changes

•    Update correspondences

•    Add new sources and/or new location

•    Maintain the organizational structure

•    Create help desk tickets

US - Talent Management - Recruiting	Talent Management - Recruiting

•    Provide agency portal support for the management of third party recruiters, with all agents to be entered in Admin webtop before they are linked to requisitions and job is posted

•    Third party recruiting must be coordinated through Ashland staffing group

6.9 US & Mexico - Talent Mgmt - (LMS only)

Service Provider: Ashland Inc.                                                 Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)	Provide learning management process and system support through the use of the Learn Share LMS system	• Services do not include: • Leadership development • Succession planning

US - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)	• Provide access to over all PureSafety health and safety related courses • Provide access to 14 custom Ashland eLearning courses related to health and safety

US - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)	• Provide access to all Corpedia courses on human resources legal compliance • Provide access to all Ashland custom eLearning courses on human resources legal compliance

US - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)	• Provide access to other additional eLearning courses

US - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)

•    Provide support of LMS Training Managers at each Recipient plant to help ensure the plant remains in compliance with all OSHA training requirements, including maintaining setup of Training Manager security in the LMS, providing daily support to Training Managers who have questions on the functionality and writing and updating all Training Manager job aids

US - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)	• Manually enter data pertaining to contractors into LMS

US - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)	• Complete required course launches; which may be delayed periodically as necessary to provide course to a large audience

A-68

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)	• Provide access to Richardson Consultative Sales (LMS portion only)	• Classroom training is not included (costs will be invoiced to Recipient on a per use basis)

US - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)	• Assist with the performance appraisals process

Mexico - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)	• Provide LMS platform, mandatory Recipient and environmental compliance related training

A-69

Schedule A

Asia Pacific (Schedule 6.10)

Ashland Service Representative: Ashlinn Li                            Recipient Service Representative: Paul Fusco

6.10 Asia Pacific HR Support

Service Provider: Ashland China Holdings Company	Service Recipient: Nexeo Solutions Trading (Shanghai) Company Limited and/or Nexeo Solutions Chemicals Trading (Shanghai) Company Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Asia Pacific	Asia Pacific	• Handle new hire benefit enrollment and orientations • Process life event changes including adding new beneficiaries, setting tax withholding, beneficiary designation changes and employee on-boarding

Asia Pacific	Asia Pacific	• Administer benefit plans in effect as of the Effective Date and assist in the organization and establishment of new plans • Monitor and track all current accruals related to benefits administration

Asia Pacific	Asia Pacific	• Provide full service employee relations support, coaching and harassment investigation support

Asia Pacific	Asia Pacific	• Provide LMS platform, mandatory Recipient and environmental compliance related training

Asia Pacific	Asia Pacific

•    Process payroll for entire salary population utilizing Ashland’s external payroll provider as of the Effective Date, who shall be provided with a matrix of employees and cost centers for pay processing

•    Ashland’s services will include the following:

•    Collect payroll mutations

•    Send to payroll provider

•    Send info to benefit providers and authorities

•    Check payroll run

•    Make final payment for terminated employees through payroll or otherwise

•    Keep personnel records up to date

•    Provide data to G&L accountants to close the books

•    Off cycle payroll processing

•    Tax withholding, history, maintenance and delivery of information from payroll provider and government reporting

•    Ongoing garnishment profile management (if applicable) with external payroll provider

•    Disbursement control and remittance

•    Car mileage processing for sales representatives

•    Education reimbursement and home allowance processing

•    Special check processing and other services through the contracted payroll provider

•    Maintain direct deposit management

•    Payroll journal entry processing unemployment tax management support

•    Absence tracking done through the local HR support

•    Provide all payroll data to Recipient or its delegate, as applicable

Costs of retaining external payroll provider are not included

Asia Pacific	Asia Pacific	• Administer variable pay plan payout

Asia Pacific	Asia Pacific	• Make all merit and variable pay adjustments

Asia Pacific	Asia Pacific	• New hire and termination processing

A-70

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Asia Pacific	Asia Pacific	• Provide employment verification to third party institutions including letters confirming employment status and earnings

Asia Pacific	Asia Pacific	• Conduct all data entry records maintenance, system maintenance and fiscal year 2011 Total Rewards administration support

Asia Pacific	Asia Pacific	• Conduct hr4u system maintenance and HR data reporting

Canada (Schedule 6.11)

Recipient Service Representative: Paul Fusco                                         Ashland Service Representative: Barbara Hart

6.11 Canada HR Support

Service Provider: Ashland Inc.                                                                 Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Canada HR support	Canada HR support	• Handle new hire benefit enrollment and orientations • Process life event changes including adding new beneficiaries, setting tax withholding and beneficiary designation changes

Canada HR support	Canada HR support	• Administer benefit plans in effect as of the Effective Date and assist in the organization and establishment of new plans • Monitor and track all current accruals related to benefits administration

Canada HR support	Canada HR support	• Provide daily HR support to the Business and employees

Canada HR support	Canada HR support	• Provide full service employee relations support, coaching and harassment investigation support

Canada HR support	Canada HR support	• Provide LMS platform, mandatory Recipient and environmental compliance related training

A-71

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Canada HR support	Canada HR support

•    Process payroll for entire salary population utilizing Ashland’s external payroll provider as of the Effective Date, who shall be provided with a matrix of employees and cost centers for pay processing

•    Ashland’s services will include the following:

•    Collect payroll mutations

•    Send to payroll provider

•    Send info to benefit providers and authorities

•    Check payroll run

•    Make final payment for terminated employees through payroll or otherwise

•    Keep personnel records up to date

•    Provide data to G&L accountants to close the books

•    Off cycle payroll processing

•    Tax withholding, history, maintenance and delivery of information from payroll provider and government reporting

•    Ongoing garnishment profile management (if applicable) with external payroll provider

•    Disbursement control and remittance

•    Car mileage processing for sales representatives

•    Education reimbursement and home allowance and relocation processing

•    Ontario Employers Health tax payments processing on a monthly basis

•    Special check processing and other services through the contracted payroll provider

•    Maintain direct deposit management

•    Payroll journal entry processing unemployment tax management support

•    Absence tracking done through the local HR support

• Costs of retaining external payroll provider are not included
Canada HR support	Canada HR support	• Provide sick and vacation time processing
Canada HR support	Canada HR support	• Provide variable pay/sales incentive plan payout administration
Canada HR support	Canada HR support	• Provide merit and variable pay adjustments processing
Canada HR support	Canada HR support	• Process new hires and terminated employees
Canada HR support	Canada HR support	• Provide Fitness Benefits to employees
Canada HR support	Canada HR support	• Provide employment verification to third party institutions including letters confirming employment status and earnings
Canada HR support	Canada HR support

•    Provide T4 preparation services and Quebec Reporting mailing and filing (for current or former employees and retirees of Recipient)

•    Review of report on car taxable benefit to ensure it is correct and adjusted through payroll for accuracy

Canada HR support	Canada HR support	• Conduct all data entry records maintenance, system maintenance and fiscal year 2011 Total Rewards administration support
Canada HR support	Canada HR support	• Support DCPP plan government reporting requirements
Canada HR support	Canada HR support	• Provide corporate tax team with reporting information for tax purposes, including providing pay equity data
Canada HR support	Canada HR support	• Provide hr4u system maintenance, HR data reporting and SOX compliance for HR data	• Recipient remains accountable and liable for regulatory compliance

A-72

Schedule A

7. Corporate Real Estate

Service Provider: Ashland, Inc.                                                     Ashland Service Representative: Kim Czirr

Service Recipient: Nexeo Solutions, LLC                                    Recipient Service Representative: Mac Duncan

7.1 Lease/Fee Property Administration

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification	Service Levels
Lease/Fee Property Administration	Nexeo IT	Manage database - to be separated prior to Day One, however access to continue through the current Ashland supported application interface	N/A	30 days

Lease/Fee Property Administration	N/A	Lease/Fee property administration	N/A	30 days

Lease/Fee Property Administration	N/A	Monitoring/Reporting terms such as options/lease expirations and renewals	N/A	30 days

Lease/Fee Property Administration	N/A	Timely rent payments	N/A	30 days

Lease/Fee Property Administration	N/A	Audit/reconciliation of operating expenses	N/A	30 days

A-73

Schedule A

8. Office & Building Services

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

8.1 Barendrecht Resource Group

Service Provider: Ashland Services BV                                                     Ashland Service Representative: Mike Cornett

Service Recipient: Accolade Netherlands BV                                           Recipient Service Representative: Mac Duncan

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Barendrecht Resource Group	Shuttle	• Provide shuttle bus service between the Barendrecht office and the nearest bus station

Barendrecht Resource Group	Receptionist	• Provide receptionist service, including signing in of visitors and notification when a visitor has arrived

Barendrecht Resource Group	Offices and office services

•     Provide all offices and associated furniture, consistent with offices and furniture at Barendrecht office on the Effective Date

•     Provide office relocation and reconfiguration services, which may, at the sole discretion of Ashland, be contracted out to third parties

			• Any charges from third party contractors incurred by Ashland in connection with office and relocation services not included	• Internal labor from O&BS employees is included

Barendrecht Resource Group	Office Services

•     Provide office space for the employees that will transfer to Recipient in Barendrecht on the Effective Date. At this time, the projected headcount is the following 8 employees, with office space needed only for 7:

•    Jan Mulderink

•    Chantal van Sambeek (no office needed)

•    Magdalena Banach

•    Ivet Arche

•    Marco den Haan

•    Jo anna Piorkowska

•    Jimmy Cho Chia Yuen

•    Ramautar Radjindrenath

•    Marjon Merkx

A-74

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Barendrecht Resource Group	Mail

•      Basic mail services will be provided to Recipient, including pick up, sorting and delivery of incoming mail as well as pick up and processing of outgoing mail

•      Postage charges for standard mail are provided as part of this Agreement

Barendrecht Resource Group	ID badges	• Provide ID badges and a card for building access only

Barendrecht Resource Group	Courier Services	• Arrange for courier services such as DHL or UPS provided that Recipient has their own account number	• Courier invoices are not included and will be charged as incurred to Recipient

Barendrecht Resource Group	Convenience Copiers	• Provide access to existing convenience copiers (including paper and supplies)

Barendrecht Resource Group	Cafeteria and coffee services	• Provide cafeteria and coffee services (including coffee machine, coffee and supplies) consistent with services provided to employees of the Business prior to the Effective Date

Barendrecht Resource Group	Building access

•      All Recipient visitors will be handled in the same manner as Ashland visitors (i.e., visitors sign in at reception desk, receive visitor badges and must be escorted at all times)

•      24 hours a day, 7 days a week employee access to the building is controlled through the building card access system

Barendrecht Resource Group	Automobile parking	• As available, Recipient employees and their contractors may continue to use external parking located directly adjacent to the building and Recipient visitors may use the visitor lot

Barendrecht Resource Group	Office Supplies	• Provide office supplies

Barendrecht Resource Group	Guard Service	• Provide guard service with 24 hours a day, 7 days a week access to the facility via the building access system

A-75

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Barendrecht Resource Group	Building services and maintenance	• Provide electrical/plumbing, HVAC, equipment PM program, lighting related services to provide all building services, janitorial services, utilities and regular maintenance

•      Services do not include large, special requests, which the O&BS group may choose, at its sole discretion, to contract out through an approved third party contractor, with third party charges to be paid by Recipient

A-76

Schedule A

8.2 US - Wilmington

Service Provider: Ashland Inc.                                 Ashland Service Representative: Mike Cornett

Service Recipient: Nexeo Solutions, LLC                Recipient Service Representative: Mac Duncan

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels

US - Wilmington	Site Access

•     All Recipient visitors will be handled in the same manner as Ashland visitors (i.e., visitors sign in at reception desk, receive visitor badges and must be escorted at all times)

•     24 hours a day, 7 day a week employee access to the building is controlled through the building card access system

US - Wilmington	Parking	• As available, Recipient employees and their contractors may continue to use external parking located directly adjacent to the building and Recipient visitors may use the visitor lot

US - Wilmington	Office Space

•     Provide two offices and associated common space in building 8165 of the Wilmington Research Center.

•     Total square footage of the provided space is 750 square feet of space, to be charged out at Wilmington Plaza office rate of $32.36/ft2 ($24,270 annually)

US - Wilmington	Office Services

•     Provide all offices and associated furniture, consistent with offices and furniture at Wilmington office on the Effective Date

•     Provide office relocation and reconfiguration services, which may, at the sole discretion of Ashland, be contracted out to third parties

			• Services do not include any charges from third party contractors incurred by Ashland in connection with office and relocation services	• Internal labor from O&BS employees is included

US - Wilmington	Mail Services

•     Basic mail services will be provided to Recipient, including pick up, sorting and delivery of incoming mail as well as pick up and processing of outgoing mail

•     Postage charges for standard mail are provided as part of this Agreement

US - Wilmington	ID Badges	• Provide ID badges and a card for building access only

US - Wilmington	Guard Service	• Provide guard service with 24 hours a day, 7 days a week access to the facility via the building access system

US - Wilmington	Courier Service	• Arrange for courier services such as DHL or UPS provided that Recipient has their own account number	• Courier invoices are not included and will be charged as incurred to Recipient

US - Wilmington	Copy Service	• Provide access to existing convenience copiers (including paper and supplies)

A-77

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
US - Wilmington	Cafeteria	• Provide cafeteria and coffee services (including coffee machine, coffee and supplies) consistent with services provided to employees of the Business prior to the Effective Date
US - Wilmington	Building service/Maintenance	• Provide electrical/plumbing, HVAC, equipment PM program, lighting related services to provide all building services, janitorial services, utilities and regular maintenance

•     Services do not include large, special requests, which the O&BS group may choose, at its sole discretion, to contract out through an approved third party contractor, with third party charges to be paid by Recipient

A-78

Schedule A

8.3 Office Space

Ashland Service Representative: PJ Block                        Recipient Service Representative: Jen Wooster-McBride

8.3.1 Office Space - Bezons, France Site

Service Provider: Ashland France SAS                              Service Recipient: Accolade France SAS

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Office Space	Bezons, France Site

•     Provide office space for 13 Recipient employees, including payment of rent, provision of office furniture, supplying utilities, security, parking and access to common areas

•     Provide access to copiers and printers

•     Provide and maintain access to IT Network

•     Provide mail services

•     The fees set forth in Schedule D are inclusive of amounts to be paid by Recipient pursuant to the sub-lease document executed by Recipient and Ashland on the Effective Date

8.3.2 Office Space - Warsaw, Poland Site

Service Provider: Ashland Poland Sp. z o.o.                     Service Recipient: Nexeo Solutions Poland Sp. z o.o.

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Office Space	Warsaw, Poland Site

•     Provide office space for 6 Recipient employees, including payment of rent, provision of office furniture, supplying utilities, security, parking and access to common areas

•     Provide access to copiers and printers

•     Provide and maintain access to IT Network

•     Provide mail services

8.3.3 Office Space - Moscow, Russia Site

Service Provider: Hercules Russia O.O.O.                        Service Recipient: Accolade RUS

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Office Space	Moscow, Russia Site

•     Provide office space for 2 Recipient employees, including payment of rent, provision of office furniture, supplying utilities, security, parking and access to common areas

•     Provide access to copiers and printers

•     Provide and maintain access to IT Network

•     Provide mail services

• Direct costs, such as phone and training are not included

A-79

Schedule A

8.3.4 Office Space - Milan, Italy Site

Service Provider: Ashland Italia SpA	Service Recipient: Nexeo Solutions Italy SRL

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Office Space	Milan, Italy Site

•     Provide office space for 8 Recipient employees, including payment of rent, provision of office furniture, supplying utilities, security, parking and access to common areas

•     Provide access to copiers and printers

•     Provide and maintain access to IT Network

•     Provide mail services

8.3.5 Office Space - Mississauga, Canada

Service Provider: Ashland Inc.	Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Office Space	Mississauga, Canada

•     Provide office space for 6 Recipient employees, including payment of rent, provision of office furniture, supplying utilities, security, parking and access to common areas

•     Provide access to copiers and printers

•     Provide and maintain access to IT Network

•     Provide mail services

• Office supplies and training are not included and are to be paid directly by Recipient

A-80

Schedule A

9. Mexico Administrative Services

Ashland Service Representative: Marisol Maison	Recipient Service Representative: Mike Wilgus

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

9.1 Mexico - F&C

Service Provider: Ashland Chemical de Mexico	Service Recipient: Nexeo Solutions Mexico, S. de R.L. de C.V.

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
F&C	Purchasing	• Contact local vendors and freight forwarders • Handle Mexico import/export related activities • Training and transition of work processes	• Creating purchase orders (Dublin, OH) • Sourcing supply and MRP

F&C	Local Management

•     Management of:

•     Daily transactions for the Business including logistics, purchasing, Accounts Payable functions, invoicing and warehousing

•     Insurance claims

•     Escalation of customer account issues as needed

•    Local bank account

•     Acting as an initial point of contact for other business issues which may arise

•     Submit requests to Ashland Treasury to add/remove access for individual staff in the Recipient Finance Approval Authority (FAA) as needed

F&C	Inventory Management	• Provide cycle count support and execution • Provide transactional support and execution • Provide auditing and SOX compliance related services • Training and transition of work processes

F&C	Accounts Receivable

•     Cash Application:

•     Provide the following cash application services, as part of the global Treasury services in this Agreement:

•     Download bank account statements and identify customers, invoice numbers and values in USD for emailing to Ashland Treasury via lockbox

•     Credit Control:

•     Provide normal credit control activities (i.e., release orders, customer communication and follow-up)

•     Collect open Accounts Receivable

A-81

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
F&C	Accounts Payable

•    Invoice Processing

•    Imaging, processing, issue resolution and posting payments) for freight, utilities travel and entertainment, food coupons, and other related invoices

•    Resolve account problems, including clearing of account - Issuance of manual checks (local checkbook for ad hoc payments)

•    Report outflow activities (e.g., manual wires and checks)

•    Produce funding requests for the business from Ashland Treasury

•    Training and transition of work processes

F&C	Accounting Compliance	• Answer audit questions according to audit Client Assistance letter and follow up questions • Provide in-country statutory audit support

F&C	Tax

•    VAT:

•    Data collection for declarations and payment

•    Reconcile VAT accounts (record payments and match to invoices)

•    Process required tax payments

•    Preparation and coordination to ensure timely filing of returns

•    Other Taxes (Federal, local, state, payroll):

•    Verify monthly installment payments are made

•    Reconcile withholding tax accounts

•    Record tax entries

•    Coordinate with external financial statement auditors on tax reporting

•    Conduct year-end declarations

•    Coordination with tax jurisdiction with regards to audits and inquiries

•    Preparation of local country tax filings and gathering of necessary data to complete

•    Process local country tax payments

•    Provide support for local tax authorities

•    Provide support documentation for customs tax requests

•    Training and transition of work processes

F&C	HR - Payroll Entry

•    Process ADP reports

•    Local General Ledger account reconciliation for social security, withholding, flat tax, and other taxes

•    Collect hourly data, sick days, holidays, SIP, and other data for Recipient’s Mexico employees and other payroll data for ADP

•    Provide support documents for social security and labor services requests

•    Training and transition of work processes

F&C	Benefits Accounting	• Provide payment processing services and recording services to local providers (i.e., Health Life Dental) • Verify profit center accounting

A-82

Schedule A

9.2 Mexico - OTC

Service Provider: Ashland Chemical de Mexico                         Service Recipient: Nexeo Solutions Mexico, S. de R.L. de C.V.

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Mexico - OTC	OTC / Billing	• Prepare deliveries - Follow up on sales orders - Training and transition of work processes

9.3 Mexico - Employee Relation Support

Service Provider: Ashland Chemical de Mexico                         Service Recipient: Nexeo Solutions Mexico, S. de R.L. de C.V.

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Mexico - Employee Relation Support	Employee Relation Support	• Employee Relations Specialist to manage coaching on performance improvement plans for employees in Mexico

9.4 Mexico - HR - Benefits

Service Provider: Ashland Chemical de Mexico                                    Service Recipient: Nexeo Solutions Mexico, S. de R.L. de C.V.

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Mexico - HR - Benefits	HR - Benefits	• Handle new hire benefit enrollment and orientations (oversee form completion) • Process life event changes (e.g., new beneficiary, setting tax withholding, beneficiary designation changes)

Mexico - HR - Benefits	HR - Benefits	• Respond to vendor inquiries and validate vendor payments

A-83

Schedule A

9.5 Mexico - HR - Payroll

Service Provider: Ashland Chemical de Mexico                         Service Recipient: Nexeo Solutions Mexico, S. de R.L. de C.V.

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Mexico - HR - Payroll	HR - Payroll

•     Provide Illness administration

•     Provide payroll verification services such as entering data in the PEI system, creating verification reports and verifying withholding tax

•     Create and approve authorization of payroll file

•     Provide payroll payment approval and money transfer to individual employee bank accounts (direct deposit)

•     Provide bi-weekly payroll processing for all employees

•     Verify and validate payroll registers

•     Provide variable pay/sales incentives plan payout administration

•     Administer merit and variable pay adjustments

•     Administer year end payments including vacation premiums, Christmas bonuses and savings plan payments and administer May Profit Sharing

•     Provide new hire and termination processing services

•     Severance coordination: coordinate with appropriate vendors to ensure maintenance of coverage and separate journal entry to properly account for cost

•     Savings Fund and Pension Fund administration

•     Garnishment interpretation, setup and maintenance; set up Accounts Payable check to appropriate court house

•     Tax withholding administration; government reporting. Includes flat tax

•     Provide employment verification to third party institutions including letters confirming employment status and earnings

•     Provide education reimbursement support

•     Disbursement control and remittance

•     Administer special check processing, check printing, handling and distribution

•     Relocation support (coordination and administration of reimbursement)

•     Direct deposit management

•     Process payroll journal entries

•     Provide payroll funding service

•     Provide all payroll data to Recipient or its delegate

•     Manage payroll Adjustments

•     Process Claims/Overpayments as needed

•     Process off cycle payroll

•     Manage merit budget, check data and update changes

•     Conduct annual payroll audits

Mexico- HR - Payroll	HR - Payroll	• Tax reporting, filing and remittance

Mexico - HR - Payroll	HR - Payroll	• Stop payment and wire transfer services

Mexico - HR - Payroll	HR - Payroll	• Positive pay exceptions fees; file transmission fees; Treasury release of final payment to employee bank account

9.6 Mexico - HR - Call Center

Service Provider: Ashland Chemical de Mexico                     Service Recipient: Nexeo Solutions Mexico, S. de R.L. de C.V.

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Mexico - HR - Call Center	HR - Call Center	• Provide support for HR policy and benefits related questions

Mexico - HR - Call Center	HR - Call Center	• Provide support for personnel data inquiries and hr4u transactional processing questions

A-84

Schedule A

9.7 Mexico - Talent Mgmt - (LMS only)

Service Provider: Ashland Chemical de Mexico                         Service Recipient: Nexeo Solutions Mexico, S. de R.L. de C.V.

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Mexico - Talent Mgmt - (LMS only)	Talent Mgmt - (LMS only)	• Provide LMS platform, mandatory Recipient and environmental compliance related training

A-85

Schedule A

10. EMEA Finance

Ashland Service Representative: Paola Bolderman	Recipient Service Representative: Stephen Fazakas

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

10.1 Controller - General Accounting
Service Provider: Ashland Services BV	Service Recipient: Nexeo Solutions Danmark ApS, Accolade Finland OY, Accolade France SAS, Nexeo Solutions Germany GmbH, Accolade Plastics Ireland Ltd., Nexeo Solutions Italy SRL, Accolade Netherlands BV, Nexeo Solutions Norway AS, Nexeo Solutions Poland Sp z o.o., Accolade Portugal Unipessoal Limitada, Nexeo Solutions Spain SL, Nexeo Solutions Sweden AB, Nexeo Solutions Plastics UK Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Controller -General Accounting	Statutory Financial Statements

•     Prepare annual audit binders for statutory audits and provide assistance to external auditors

•     Prepare and file annual financial statements required to be submitted for each legal entity in accordance with the local country rules and statutory requirements with the local authority where the legal entity is registered for each legal entity for fiscal year 2011

• Recipient remains accountable and liable for financial statements prepared or filed on its behalf by Ashland

Controller -General Accounting	Financial Accounting Services

•     Record actual monthly payroll costs and all staff cost related accruals in the general ledger for each Recipient entity

•     Conduct periodic cost center expense reviews for accuracy and completeness (raising accruals as required)

•     Conduct monthly profit and loss and balance sheet reviews for sense and completeness

•     Calculate and post of monthly tax accruals

•     Conduct fixed asset and property accounting

•     Manage intercompany process and monthly reconciliations (including production and posting of any miscellaneous invoices and administering the periodic netting process for EMEA)

•     Perform month end closing activities in accordance with closing schedules in effect as of the Effective Date

•     Produce monthly profit and loss and balance sheet reports

•     Complete and file other mandatory country statistical reports

A-86

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Controller - General Accounting	Treasury Poland

•     Record monthly accounting entries for treasury related payments (excluding Accounts Payable)

•     Reconcile bank accounts against General Ledger

•     Enter the rates published by the Polish and Czech Republic central bank daily

•     Prepare Treasury reports to the Polish and Czech Republic central banks

•     Monitor hedging contract as it needs to be included in the statutory reporting

Controller - General Accounting	Recipient Holding Companies EMEA

•     Make all relevant accounting and reporting entries, reconciliation, reviews and closing according to US GAAP

•    Enter and review all relevant tax entries

•     Prepare and file statutory financial statements and CIT return

10.2 HR - Training

Service Provider: Ashland Services BV	Service Recipient: Nexeo Solutions Danmark ApS, Accolade Finland OY, Accolade France SAS, Nexeo Solutions Germany GmbH, Accolade Plastics Ireland Ltd., Nexeo Solutions Italy SRL, Accolade Netherlands BV, Nexeo Solutions Norway AS, Nexeo Solutions Poland Sp z o.o., Accolade Portugal Unipessoal Limitada, Nexeo Solutions Spain SL, Nexeo Solutions Sweden AB, Nexeo Solutions Plastics UK Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
HR - Training	Training of Recipient employees

•     Conduct basic system and procedural training for Recipient employees on finance processes in SAP (as used by the Business in EMEA as of the Effective Date); training to be performed at the ESBS during term that such services are provided under the Agreement - Provide support for first two stand alone monthly accounting closes following the Effective Date (in Barendrecht or by telephone)

• Training on processes and procedure includes local compliance training

10.3 Tax

Service Provider: Ashland Services BV	Service Recipient: Nexeo Solutions Danmark ApS, Accolade Finland OY, Accolade France SAS, Nexeo Solutions Germany GmbH, Accolade Plastics Ireland Ltd., Nexeo Solutions Italy SRL, Accolade Netherlands BV, Nexeo Solutions Norway AS, Nexeo Solutions Poland Sp z o.o., Accolade Portugal Unipessoal Limitada, Nexeo Solutions Spain SL, Nexeo Solutions Sweden AB, Nexeo Solutions Plastics UK Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Tax	VAT

•     Prepare and submit periodic VAT returns in accordance with local regulations

•     Reconcile accounting records with periodic VAT returns

•     Prepare and submit Intrastat returns

•     Manage applications and process for obtaining new VAT registrations in the event that new registrations are required for the Recipient legal entities specified in the Asset Purchase Agreement after the Effective Date

•     Support VAT questions, inspections or audits by local tax authorities

• Recipient remains accountable and liable for financial statements prepared or filed on its behalf by Ashland

A-87

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Tax	Tax

•     Prepare and file annual corporation tax returns for each Recipient legal entity for fiscal year 2011

•    Assist with any subsequent tax questions or audits pertaining to the fiscal year 2011 tax returns

• Recipient remains accountable and liable for financial statements prepared or filed on its behalf by Ashland

10.4 Treasury - Cash Application

Service Provider: Ashland Services BV	Service Recipient: Nexeo Solutions Danmark ApS, Accolade Finland OY, Accolade France SAS, Nexeo Solutions Germany GmbH, Accolade Plastics Ireland Ltd., Nexeo Solutions Italy SRL, Accolade Netherlands BV, Nexeo Solutions Norway AS, Nexeo Solutions Poland Sp z o.o., Accolade Portugal Unipessoal Limitada, Nexeo Solutions Spain SL, Nexeo Solutions Sweden AB, Nexeo Solutions Plastics UK Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Cash Application	Cash Application

•     Apply customer payments received via the bank accounts timely to the appropriate open invoices within SAP

•     Work with Recipient credit team to identify how cash should be applied where any needed details are missing

10.5 Treasury - Letters of Credit and Bank Guarantees

Service Provider: Ashland Services BV	Service Recipient: Nexeo Solutions Danmark ApS, Accolade Finland OY, Accolade France SAS, Nexeo Solutions Germany GmbH, Accolade Plastics Ireland Ltd., Nexeo Solutions Italy SRL, Accolade Netherlands BV, Nexeo Solutions Norway AS, Nexeo Solutions Poland Sp z o.o., Accolade Portugal Unipessoal Limitada, Nexeo Solutions Spain SL, Nexeo Solutions Sweden AB, Nexeo Solutions Plastics UK Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Treasury - Letters of Credit and Bank Guarantees	Credit Control

In Poland, Russia, Denmark, Finland, Norway and Sweden, provide the following services:

•     Collect Accounts Receivable, follow up on any past due collection issues and maintain GetPaid

•     Order release of commercial orders on block, given customer risk and Accounts Receivable exposure

•     Reconcile customer accounts

•     Apply cash on account to outstanding Accounts Receivable line items

A-89

Schedule A

11. EMEA Human Resources

Ashland Service Representative: Leigh Townley                    Recipient Service Representative: Stephen Fazakas

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

11.1 HR - EMEA

Service Provider: Ashland Services BV	Service Recipient: Nexeo Solutions Danmark ApS, Accolade Finland OY, Accolade France SAS, Nexeo Solutions Germany GmbH, Accolade Plastics Ireland Ltd., Nexeo Solutions Italy SRL, Accolade Netherlands BV, Nexeo Solutions Norway AS, Nexeo Solutions Poland Sp z o.o., Accolade Portugal Unipessoal Limitada, Nexeo Solutions Spain SL, Nexeo Solutions Sweden AB, Nexeo Solutions Plastics UK Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
HR - EMEA	Work Time Adjustments/Planning - Production

•     Maintain work time systems used, including shift systems

•     Optimize these systems in line with legal requirements and Recipient guidance

•     Control overtime requirements

•     Oversee communication with government authorities

•     Ensure payments to employees are made properly

•     Manage information related to work time planning

HR - EMEA	Sales Incentive Plans	• Create pay-out documentation • Communicate to employees by written communication	• Services do not include validating eligible SIP Employees

HR - EMEA	Recruitment process

•     Meet with hiring manager to discuss recruiting strategy

•     Oversee job postings

•     Screen internal candidates

•     Screen external candidates

•     Contact employment agencies

•     Short list interviews grade 14 and below

•     Short list interviews grade 15 and above

•     Short list interviews grade 15 and above

•     Perform candidate assessment testing

•     Provide assessment center for shortlist candidates

•     Select final candidate

•     Extend job offer

•     Draft contract based on Recipient contract

• Services do not included: • Preparing job descriptions • Requests for approval • Design of consistent templates

HR - EMEA	Payroll Tax Services	• Send to appropriate Recipient department for monthly validation

A-90

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
HR - EMEA	Payroll

•     Process payroll for entire salary population utilizing Ashland’s external payroll provider as of the Effective Date, who shall be provided with a matrix of employees and cost centers for pay processing

•     Ashland’s services will include the following:

•     Collect payroll mutations

•     Send to payroll provider

•     Send info to benefit providers and authorities

•     Check payroll run

•     Make final payment for terminated employees through payroll or otherwise

•     Keep personnel records up to date

•     Tax withholding, history, maintenance and delivery of information from payroll provider

•     Ongoing garnishment profile management with external payroll provider

•     Disbursement control and remittance

•     Special check processing and other services through the contracted payroll provider

•     FMLA process deduction

•     Maintenance direct deposit management

•     Payroll journal entry processing unemployment Tax management support

•     Absence tracking done per country through the local HR support and external service providers of employee related services for Belgium, France, Germany, the Netherlands, Poland and Spain

•     Provide all payroll data to Recipient or its delegate, as applicable

• Services do not include SOX compliance, approval of payroll or signing/executing documents on Recipient’s behalf • Costs of retaining external payroll provider are not included

HR - EMEA	Onboarding process	• Provide HR in-take, internal employee setup and company introduction related services

HR - EMEA	Occupational Health Services

•     Provide support of third party daily executional contacts and tasks regarding health services with regard to individual employees

•     Report Key Performance Indicators (KPIs) regarding sickness

•     Provide health checkup programs

HR - EMEA	Merit Process/ Performance review process

Provide the following communication and support to management and employees:

•     Validate data updates

•     Provide business validation and recommendations

•     Consolidate business and country data

•     Negotiate and establish appropriate merit increases with management team based on annual performance evaluation ratings and salary guidelines

•     Get approval of established merit increases from Recipient

•     Give data to the payroll provider

•     Provide written communication by letter to employees

• Services do not include: • Evaluating outcome of MRR • Interviewing senior leaders for development needs • Identifying key areas of training, etc.

HR - EMEA	Medical Services Administration

•     Provide the following short term disability administration related services:

•     Intake of completed medical forms, including medical review and approval of each form

•     Email notification to purchasing company contact(s) of each case

•     Follow up on each case until closed – by country as needed

•     Track all cases within the region – by country, division, etc. as requested with confidential medical information redacted.

•     Other medical services administration services include: medical records maintenance, with and based on local authority’s support for the administration of new hire and local, country specific workers claims

A-91

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
HR - EMEA	Labor Relations (Works Councils)	• Provide knowledge transfer, short-term support and introduction with relevant persons, if a Works Council/employee representative exists with Recipient

•     Services do not include:

•     Responsibility for compliance with Works Council jurisdiction and employee protection requirements

•     Responding to grievances

•     Coaching management representatives and coordination of Works Council consultation processes,

•     Identifying issues/topics or defining freedom of action/latitude

•     Preparation of Request for Action, Request for Consent, and other related forms

•     Preparation, participation and chairing Workers Council/Union meetings including, but not limited to, preparing the meeting agenda, keeping minutes and preparing invitations

•     Preparing and approving minutes

•     Implementation of decisions (including communications/legal formalities)

HR - EMEA	HR4U Reporting	• Provide HR4U system maintenance and HR data reporting, in a manner that complies with SOX for HR data and data privacy

HR - EMEA	HR4U / EMEA Support

•     Provide all data entry records maintenance, system maintenance, fiscal year 2011 Total Rewards administration support, merit support and SIP administration services, which include:

•     Input, output and maintenance of employee/management data

•     Report generation

•     Evaluation of impact of new processes

•     Communicate new processes and any relevant changes

•     Update HR4U system with audit results

•     Confirm to Recipient managers that changes have been made - Maintain turnover, absenteeism, exit, new hire, finance headcount tracking and legal liability reports

A-92

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
HR - EMEA	Employee Relations Specialists	• Provide harassment investigation support

HR - EMEA	Employee Contract	• Assist with implementation, utilization and communication of Recipient employment contracts

HR - EMEA	Day-to-day HR work	• Provide daily HR support to Recipient and its employees

•     Services do not include:

•     Obtaining overall business targets for HR expenses

•     Evaluating previous year’s actuals/current year outlook or similar tasks

•     Determining SOX related and other relevant (audit) regulations for HR

•     Drawing up process for adhering to regulations and related matters

HR - EMEA	Compensation

•     Administer Total Rewards/Variable Plan (SIP) programs for the 2011 fiscal year, including the following services:

•     Validation of employee data

•     Get approval from Recipient

•     Provide data to payroll administration

•     Process payment upon Recipient approval

HR - EMEA	CLA

•     Keep track of legal developments and any applicable terms and conditions in the region

•     Follow applicable local requirements and regulations for any communication to employees or for implementing any relevant agreements

•     Services do not include:

•     Inventarising Recipient’s or local organizations needs, including budgets or local benchmarks, and discussions with businesses

•     Setting strategy or course to bring requirements in line with legislation or other terms in the particular region

•     Chairing or leading negotiations with unions

•     Formalizing agreements or disagreements

HR - EMEA	Car Fleet Management	• Administration of car lease program • Provide support for Recipient designed policies • Administration of day-to-day fleet management

A-93

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
HR - EMEA	Benefits Administration

•     Administer all benefit determinations, claims and appeals

•     Interpret and implement the terms of the Recipient’s benefit plans

•     Authorize and direct all disbursements of benefits and other sums

•     Administer all payroll deductions and corresponding contributions

•     Track plan costs and make reports available to Recipient in the same manner Ashland does for its own plans, except with respect to Recipient Plan #19 on Schedule 5.19(a) of the Asset Purchase Agreement

•     Provide Bridge support for all benefits services for Recipient directly or through service providers (see schedule)

• Services do not include updating Employee Handbooks • Fees of services providers for Bridge support are not included

HR - EMEA	Benefits Administration	• Support Recipient’s employees and management with respect to vendor and other service issues in the same manner as such support is provided with respect to Ashland’s employees and management

HR - EMEA	Benefits Administration	• Assist in communicating with Recipient employees

A-94

Schedule A

12. EMEA Environmental Health & Safety

Ashland Service Representative: Cor Voordouw	Recipient Service Representative: Stephen Fazakas

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

12.1 EH&S - EMEA

Service Provider: Ashland Services BV	Service Recipient: Nexeo Solutions Danmark ApS, Accolade Finland OY, Accolade France SAS, Nexeo Solutions Germany GmbH, Accolade Plastics Ireland Ltd., Nexeo Solutions Italy SRL, Accolade Netherlands BV, Nexeo Solutions Norway AS, Nexeo Solutions Poland Sp z o.o., Accolade Portugal Unipessoal Limitada, Nexeo Solutions Spain SL, Nexeo Solutions Sweden AB, Nexeo Solutions Plastics UK Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
EH&S EMEA	Project Management	• Provide guidance and support for EMEA activities of Recipient, including team meetings, training, supporting documents, customer letters and translation services	• Out-of-pocket expenses are not included but will be billed to Recipient at no mark-up

•     Service levels will remain consistent with levels of service provided to the Business during the 12 months prior to the Effective Date

•     Translation will be limited to languages for which translation services were provided to the Business as of the Effective Date

EH&S EMEA	Training	• Provide Substance Data Management, Workflow and REACH-related training to Recipient personnel

EH&S EMEA	Resources	• Oversee substance management activities for maintenance of existing active substances and set-up new substances to support the Business	• In EMEA, no services are included for products other than those “manufactured” at EMEA Recipient facilities

EH&S EMEA	Resources

•     MSDS preparation and maintenance for all new and active Recipient branded products, as well as maintenance for supplier-provided MSDSs for active products distributed by Recipient facilities for North America, EMEA and Asia Pacific

•     MSDS preparation and maintenance for products not transacted in G2 not included

•     In EMEA, no SDS will be created for products other than those that are “manufactured” at EMEA Recipient facilities; EMEA distributed products will have vendor SDS loaded into SAP without modification

•     Ashland MSDSs will be converted to Recipient branded MSDSs within 90 days after the system is copied if Recipient logo is available; if Recipient name, address and logo are not available at the time of system copy, Ashland MSDSs will be converted to Recipient no later than 90 days after receipt of company information and logo

A-95

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
EH&S EMEA	Resources	• Provide Recipient labels with logos for active Recipient branded products distributed through G2	• In EMEA, no services are included for products other than those “manufactured” at EMEA Recipient facilities

•     Service will not be provided Day 1; Recipient branded labels will be provided 90 days after the Effective Date if logo is available on the Effective Date. If Recipient name and logo are not available at the Effective Date, Ashland labels will be converted to Recipient no later than 90 days after receipt of company information and logo

EH&S EMEA	Resources

•     Provide access to global subject matter experts (SMEs) for regulatory information/consultation in the areas of air, water, safety leadership, high risk safety programs (i.e., hot work, confined space, electrical safety), safe driving, industrial hygiene, sustainability, dangerous goods, fire, hazard communication, regulated chemicals (i.e., FDA, ethanol), biocides and product registrations/risk assessments, including indirect access to supporting software systems and subscriptions used by SMEs

• Response acknowledging initial request to be provided within 3 business days of receipt • Scope and schedule to be agreed upon by Ashland and Recipient on a case-by-case basis

EH&S EMEA	IT Systems	• Periodically push data from SAP to REACH Customer Portal as needed • Update business rules (status, uses) upon request from Recipient/EH&S	• Maintenance of business rules is not included, as it will be managed by EH&S	• 99% availability

EH&S EMEA	IT Systems	• Periodically push data from SAP to REACH Vendor Portal as needed • Update business rules (status, uses) upon request from Recipient/EH&S	• Maintenance of business rules is not included, as it will be managed by EH&S	• 99% availability

EH&S EMEA	Reporting	• Provide review, guidance and support on REACH reporting through Cognos for Customer and Vendor Portal (external tools)

A-96

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
EH&S EMEA	Reporting	• Provide review, guidance and support on REACH reporting through SAP-SVT for imported materials		• Weekly report to check status of materials to block imports if not set-up correctly

EH&S EMEA	IT Systems	• Provide maintenance on REACH properties in SAP, including OR entries and documents, SVT compositions and purchase order validation (performed by SMT).

EH&S EMEA	Registrations	• Provide product registrations and substance notifications in certain countries such as Turkey, Serbia, Poland, Russia, Denmark, Finland, Norway and Sweden for imports and manufactured products only

EH&S EMEA	Registrations	• Conduct REACH pre-registration maintenance for Recipient entities on imported substances

A-97

Schedule A

13. EMEA Russia

Ashland Service Representative: Paola Bolderman                            Recipient Service Representative: Stephen Fazakas

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

13.1 EMEA Russia - Finance

Service Provider: Hercules Russia O.O.O.                                             Service Recipient: O.O.O. Accolade RUS

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
EMEA Russia	Financial Accounting Services in Local Accounting system 1C

•     Ensure reconciliation between SAP and Local Accounting System 1C

•     Record actual monthly payroll costs and all staff cost related accruals in the General Ledger for Recipient

•     Provide fixed asset and property accounting

•     Apply customer payments received via the bank accounts timely to the appropriate open customer invoices and work with Recipient credit team to identify how cash should be applied where details are missing

•     Reconcile and monitor Custom and VAT prepayments

•     Produce monthly profit and loss and balance sheet reports for local purposes only

•     Complete and file other mandatory country statistical reports

•     Issue sales invoices

EMEA Russia	Accounts Payable

•     Ensure all intercompany and third-party invoices are initially processed in 1C

•     Provide dual entry of invoices in SAP based on SAP cost center and account coding

•     Administration of expense reports and expense reimbursement

EMEA Russia	VAT

•     Prepare and submit periodic VAT returns in accordance with local regulations

•     Reconcile accounting records with periodic VAT returns

•     Support VAT questions, inspections or audits by local tax authorities

• Recipient remains accountable and liable for financial statements prepared or filed on its behalf by Ashland

EMEA Russia	TAX

•     Prepare and file annual corporation tax returns for each Recipient legal entity for fiscal year 2011

•     Assist with any subsequent tax questions or audits pertaining to the fiscal year 2011 tax returns

• Recipient remains accountable and liable for financial statements prepared or filed on its behalf by Ashland

EMEA Russia	Statutory Financial Statements	• Prepare annual audit binders for statutory audits and provide assistance to external auditors • Prepare and file annual financial statements for each legal entity for fiscal year 2011

A-98

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
EMEA Russia	Banking

•     Provide bank administration, including opening, closing, maintenance and previous day cash reconciliation, for all bank accounts

•     Administer online bank reporting systems, including downloading data files and providing access to online banking systems

•     Management of bank account signatories

EMEA Russia	Liquidity Management

•     Manage daily cash position and generate daily cash reports to determine liquidity needs (funding/investing)

•     Perform daily bank account reconciliation of cash concentration account to previous day’s activity

•     Deposit miscellaneous checks (i.e., vendor payments, tax refunds and other miscellaneous checks) into Recipient depository accounts and make appropriate accounting entries

•     Fund controlled disbursement accounts

EMEA Russia	Reconciliation	• Perform monthly bank account reconciliations to General Ledger • Provide bank statements, as needed

EMEA Russia	Letters of Credit and Guarantees	• Issue applications for letters of credit • Establish and manage bank letters of credit and guarantees

EMEA Russia	Treasury Accounting	• Record monthly accounting entries for Treasury related payments (excluding Accounts Payable and payroll)

EMEA Russia	Treasury Others

•     Support other key functions interfacing with Treasury as required, including providing reports to the Accounts Payable function

•     Process escheatment transactions

•     Training and transition of work processes

EMEA Russia	Order to Cash	• Provide order to cash support services

13.1.1 EMEA Russia - OTC

Service Provider: Hercules Russia                            Service Recipient: O.O.O. Accolade RUS

Service Category	Sub-Area	Service Scope	Excluded Services	Exit Notification	Service Levels

EMEA Russia - OTC	EMEA Services	• Provide SME support, knowledge transfer and training of Recipient employees for activity currently performed in Moscow office.		30 Days	• Services not to exceed equivalent of 1.0 full-time employees • Term not to exceed June 30th, 2011

13.1.2 EMEA Russia - IT

Service Provider: Hercules Russia                            Service Recipient: O.O.O. Accolade RUS

Service Category	Sub-Area	Service Scope	Excluded Services	Exit Notification	Service Levels

EMEA Russia - IT	Information Technology	• Provide local IT support services for infrastructure and telecommunications

A-99

Schedule A

13.1.3 HR - Russia

Service Provider: Hercules Russia                            Service Recipient: O.O.O. Accolade RUS

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
HR - Russia	Payroll calculation	• Calculation of payroll is performed by external service provider Intercomp • Prepare submissions to tax authorities, social funds and statistic authorities	• Paying for retention of Intercomp

A-100

Schedule A

14. China

Service Provider: Ashland Inc.                                    Ashland Service Representative: Bin Jiang

Service Recipient: Nexeo Solutions, LLC                  Recipient Service Representative: Larry Hunt

Service Levels: Consistent with Section 2 of the Agreement, unless otherwise noted.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

14.1 China - Human Resources

Service Provider: Ashland China Holdings Company	Service Recipient: Nexeo Solutions Trading (Shanghai) Company Limited and/or Nexeo Solutions Chemicals Trading (Shanghai) Company Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
HR	Government Compliance	• Manage Employee contracts and documentation as needed to maintain compliance with government policies and regulations	• Recipient remains accountable and liable for regulatory compliance

HR - Asia Pacific	New Hires	• Provide assistance in recruiting and onboarding and document management for new hires • Provide compensation survey data and market reference benchmarking

HR - Benefits	Benefits Admin	• Administer benefit plans in place as of the Effective Date and assist in the organization and establishment of new plans • Monitor and track all current accruals related to benefits administration

HR - Payroll	Payroll	• Administer all salary and payroll information and manage vendor relationship to ensure Recipient employees get paid correctly

14.2 China - Finance

Service Provider: Ashland China Holdings Company	Service Recipient: Nexeo Solutions Trading (Shanghai) Company Limited and/or Nexeo Solutions Chemicals Trading (Shanghai) Company Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Finance	Controller - General Accounting	• Continue to support Recipient business needs for General Ledger accounting, tracking and reporting monthly profit and loss statements and associated data.

A-101

Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Finance	Banking and A/P	• Manage Accounts Payable process, including payment of vendor invoices, payment of employee expense reports, creation and management of letters of credit

Finance	Tax

•     Prepare local country VAT returns

•     Prepare local country business returns

•     Run reports for preparation of income tax filings

•     Provide information for preparation of tax provision

•     Coordinate with local country tax advisor

•     Process local country tax payments

•     Record tax accounting journal entries

• Recipient remains accountable and liable for financial statements prepared or filed on its behalf by Ashland

Finance	Treasury - China Banking and A/R	• Manage cash application and Accounts Receivable process

Finance	Business Analysis	• Provide support for profit & loss and working capital analysis and annual budget process

Finance	Treasury - Letters of Credit and Bank Guarantees

•     Provide support for credit management, including:

•     Credit review for recommendation of establishing a line of open credit

•     Reviewing requests for extended terms

•     Collection activities

•     Tracking and measurement of credit metrics such as DSO, % current, etc.

14.3 China - EH&S

Service Provider: Ashland China Holdings Company	Service Recipient: Nexeo Solutions Trading (Shanghai) Company Limited and/or Nexeo Solutions Chemicals Trading (Shanghai) Company Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
EH&S	Regulatory support	• Support Master Data and Purchasing in reviewing products for sale and importation, ensuring that proper GCI and China regulatory criteria are maintained	• Recipient remains accountable and liable for regulatory compliance

14.4 China - Administration

Service Provider: Ashland China Holdings Company	Service Recipient: Nexeo Solutions Trading (Shanghai) Company Limited and/or Nexeo Solutions Chemicals Trading (Shanghai) Company Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
IT - Global Infrastructure	Support	• Provide technical support for Recipient staff for technology items such as computers, printers, Blackberry, Lotus notes and other related devices and programs

A-102

Schedule A

14.5 China - Office Rent

Service Provider: Ashland China Holdings Company	Service Recipient: Nexeo Solutions Trading (Shanghai) Company Limited and/or Nexeo Solutions Chemicals Trading (Shanghai) Company Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Office Rent and Building Services	Office space

•     Provide office space and building access for Recipient staff, including an office for Recipient’s country manager, a large cubicle for Recipient’s Sourcing manager, standard cubicles for 2 buyers, 1 administrator, 1 Technology service representative, 4 sellers, and potential for 2-4 additional employees in 2011, the cost of such office space for any such additional employees added in 2011 to be in addition to the cost listed for Section 14.5 in Schedule D at the rate of 200 dollars per month per each additional employee

14.6 China - Supply Chain Logistics

Service Provider: Ashland China Holdings Company	Service Recipient: Nexeo Solutions Trading (Shanghai) Company Limited and/or Nexeo Solutions Chemicals Trading (Shanghai) Company Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Supply Chain - Logistics	Logistics

•     Support Recipient needs for management of outside public warehouses and carriers, including assisting in contract negotiation, approval of new warehouses and resolving any issues at the warehouses currently in use

14.7 China - Supply Chain Order to Cash

Service Provider: Ashland China Holdings Company	Service Recipient: Nexeo Solutions Trading (Shanghai) Company Limited and/or Nexeo Solutions Chemicals Trading (Shanghai) Company Limited

Service Category	Sub-Area	Services Scope	Excluded Services	Service Levels
Supply Chain - Master Data	Master Data	• Provide Master Data support for Recipient, including new product code set up and management of customer and purchasing data

Supply Chain - OTC	Customer Service	• Provide customer service support for field sales representatives for customers placing orders for Hong Kong, SPE and China entities

Supply Chain - OTC Import/Export	Import/export

•     Provide assistance for import and export of product coming into either Recipient warehouses or direct to customers, including managing paperwork and documentation required to meet customer and government requirements, tracking shipments, negotiating rates, resolving disputes and issues

• Recipient remains accountable and liable for regulatory compliance

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Schedule A

15. Information Technology (IT) Services

Ashland Service Representative: Keith D. Thomas                                     Recipient Service Representative: David Chapman

Costs: Costs allocated to IT Project Pool are as described in Section 15.2 of this Schedule A.

Service Levels: Consistent with Section 15.4 of this Schedule A.

Exit Notification: 90 days’ notice provided by Recipient to Ashland, unless otherwise noted.

15.1 Information Technology

15.1.1 - E-mail and Calendaring Infrastructure & Services

Service Provider: Ashland Inc                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification
IT	E-Mail and Calendaring Infrastructure & Services

•     Support systems and services associated with providing e-mail and calendaring services:

•     Provide enterprise e-mail systems

•     Provide e-mail archiving

•     Operational monitoring and support 24 hours a day, 7 days a week

•     Provide SPAM and antivirus protection

•     Provide operation, maintenance and support of data center equipment and supporting infrastructure for end user computing related to email and calendaring services

15.1.2 - Data, Voice and End User Computing (EUC) Infrastructure Services

Service Provider: Ashland Inc                                     Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification
IT	Data, Voice and End User Computing (EUC) Infrastructure Services

•    Wide Area Network (WAN), Local Area Network (LAN), Remote/Mobile access and Wireless Network configuration, engineering, maintenance and support:

•    Capacity planning, business need assessment, network planning, system design and implementation

•    Internet connectivity

•    Domain Name Services (DNS) and IP address management (DHCP)

•    Quality of Service (QOS) support of the WAN

180 days

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Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification

•     Network security and firewall administration (includes third party access)

•     Monitoring, investigating, and timely reporting of any security incidents relevant to business operations involving IT system integrity or unauthorized data access

•     Change, incident, problem and asset management

•     Operational monitoring and support 24 hours a day, 7 days a week

•     Problem monitoring, reporting and resolution

•     Connectivity to other data centers to access agreed upon applications

•     Internet connectivity for remote user access utilizing an established VPN tunnel to both shared and dedicated applications / servers

•     Network device support (e.g., routers, switches)

•     Wide Area Network (WAN), Local Area Network (LAN), and Wireless Network Install/Move/Add/Change (IMAC) activity:

•     Coordination and management of the remote administration of IMAC activity

•     Interface with the business and site contacts

•     Provisioning of VPN accounts to new employees and third parties assisting the supported businesses as consistent with Ashland Network Policy

•     Granting remote access to applications, servers, printers, etc. as required

•     Invoice management, supplier selection and management, and procurement of data services, PBX, voicemail configuration services, maintenance and support:

•     Change, incident, problem and asset management

•     Operational support as currently provided (including support for new employees)

•     PBX, Voice Mail and Video Conferencing Install/Move/Add/Change (IMAC) activity

•     Coordination of IMAC activity with suppliers and interface with the business and site contacts

•     Equipment inventory management

•     Management of the remote administration of IMAC activity as needed (including support for new employees)

•     Voice support:

•     Local and long distance phone service

•     Supplier, expense and contract management of mobile phone service (includes centrally managed BlackBerry® devices and wireless cards)

•     Toll free numbers and routing

•     Voicemail support

•     Access to conference calling services

•     Facilitation of the transfer of dedicated telephone numbers including 1-8XX numbers for landline and cellular phones

•     Contact Center and Call Logging Application Support and Maintenance:

•     Call logging installation, administration, support and quality monitoring

•     Report administration

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Schedule A

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification

•     Scripting of call and email and fax interaction for call routing and call treatments

•     Call flow designs

•     Agent, supervisor and application administration

•     Tier 3 support and Global Operations (Tier 1 and Tier 2) for problem resolution

•     Invoice and supplier management, and procurement of voice services, hardware, software, and maintenance

•    Global 24×7 Service Desk / PC Services (Tier 1 & 2 Support):

•     PC install/move/add/change/disposal (IMACD), hardware and software installation, and fixing or replacing broken hardware (including BlackBerry® device support)

•     Service Request management

•     Incident escalation for business impacting PC issues

•     PC client security systems (e.g., personal firewall, antivirus)

•     Software distribution administration

•     User access management for relevant systems used as part of the normal course of business, including access for new staff

•     PC Engineering (Tier 2 and Tier 3 Support):

•    PC operating system engineering and image creation

•     PC client security systems (i.e., personal firewall, antivirus)

•     Engineering and maintenance of standard set of centrally managed PC applications

•     Software distribution system selection, configuration and maintenance

•    Quality assurance management

•     Testing and acceptance of PC software to ensure compatibility with Ashland standard PC software

•     Development of installation and support instructions for registered PC applications

•     Printer support including driver testing, acceptance, and installation; print server setup; and print server configuration break/fix

•     Tier 3 client configuration, application and hardware support

•     Client OS software patching and virus patching

•     Shared Infrastructure Services:

•     Web-based collaboration services

•     Operational monitoring and support 24 hours a day, 7 days a week

•     Antivirus protection

•     File/print activities

•     Citrix environment management

•     Data security management to protect data and restrict access

•     Operation, maintenance and support of data center equipment and supporting infrastructure for end user computing applications required by business operations including software distribution and remote server management

•     Asset and Configuration Management:

•     Software license compliance tracking for centrally managed software

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Schedule A

15.1.3 - HR Application Support and Infrastructure (HR4U)

Service Provider: Ashland Inc                                          Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification

IT	HR Application Support and Infrastructure (HR4U)

•     Provide the following services associated with developing, implementing and supporting the global SAP HR applications, associated infrastructure and related HR business applications:

•     24x7 operational monitoring, problem reporting, incident and problem management, and problem resolution

•     Ongoing support and maintenance for SAP HR and related integrated application functionality in the areas of:

•     Human Resources Processes: Employee Records, Payroll (United States only), Benefits Administration, Compensation, and Employee & Manager Self Service functions

•     Engineering and support (includes SAP basis)

•     Data storage management

•     Back-up and recovery services including performing daily (incremental) and scheduled full backups of core system transaction, database, and master file data with storage at secure off-site locations

•     Disaster recovery planning and testing for core HR applications, consistent with current practices

•     Capacity management

•     Performance tuning

•     Printing from SAP HR systems

•     SAP HR integrated applications infrastructure maintenance

•     Incremental support related to the separate HR4U instance

180 days

15.1.4 - Salesforce.com Application Support

Service Provider: Ashland Inc.                                          Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification

IT	Salesforce.com Application Support

•     Provide services associated with developing, implementing and supporting the SalesForce.com application:

•     24x7 operational monitoring, problem reporting, incident and problem management, and problem resolution

•     Ongoing support and maintenance for Customer Relationship Management Processes in Salesforce.com (SFDC)

• All activities required to link or interface SFDC to SAP or other applications as such activities are included in Global Application Support

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Schedule A

15.1.5 - Global Application Support

Service Provider: Ashland Inc.                                                  Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification

IT	Global Application Support

•     24×7 operational monitoring, problem reporting, incident and problem management, and problem resolution

•     Ongoing support and maintenance for SAP and related integrated application functionality in the areas of:

•     Financial Processes: General Ledger, Special Ledger, Accounts Payable (with imaging), Accounts Receivable, Credit Management, Collections Fixed Assets, Product Costing, Profitability Analysis, Financial Accounting and Reporting, Controlling, Project Systems, and Treasury Cash Management

•     Supply Chain Processes: Sales, Billing, Purchasing, Manufacturing and Inventory Management, Plant Maintenance, Warehouse Management, and Quality Control

•     Environmental Health & Safety, including Labels and MSDS support

•     Support and maintenance activities include break/fix incidents, master data changes (non-functional transports), and required legal and regulatory changes.

•     Incremental support related to the separate G2 instance.

•     Other key Ashland shared and standalone applications currently used by Recipient, including Lotus Notes-based applications

•     Business-to-business (B2B) messaging

•     Application-to-application (A2A) messaging

•     Application security administration

•     Key IT controls compliance

•     Contract and license management

•     Maintenance of a Corporate records retention schedule

•     Delivery of employee Records Management training

•     Performance of annual records compliance reviews

•     Use of the Ashland Records Center, including:

•     Management and storage of hard copy records, microfiche records, and microfilm records

•     Retrieval services

•     Destruction services

•     Maintenance of legal hold orders

•     Develop, maintain, and control process and related documentation

•     Provide access to documentation

•     Respond to internal and external audit inquiries related to annual documentation reviews

180 days

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Schedule A

15.1.6 - Global Applications Infrastructure

Service Provider: Ashland Inc.                                                 Service Recipient: Nexeo Solutions, LLC

Service Category	Sub-Area	Services Scope	Excluded Services	Exit Notification

IT	Global Applications Infrastructure

•     Support systems and services associated with operating and maintaining the global SAP applications and related systems infrastructure:

•     Software license compliance tracking for centrally managed software

•     Global 24x 7 operational monitoring, problem reporting, incident and problem management, and problem resolution

•     Engineering and support (includes SAP Basis)

•     Data storage management

•     Back-up and recovery services, including performing daily (incremental) and scheduled full backups of core system transaction, database, and master file data with storage at secure off-site locations

•     Disaster recovery planning and testing for core business applications, consistent with current practices

•     Capacity management

•     Incident and problem management

•     Problem resolution

•     Printing from SAP systems

•     SAP integrated applications infrastructure maintenance

•     For equipment supported by Ashland that either has a maintenance contract or warranty, Ashland will assist in the diagnosis and facilitate the dispatch of supplier(s) to resolve issues

•     For installs or repairs of equipment that is not under warranty, Ashland will assist in the diagnosis (if needed) and work with plant and other personnel to dispatch the appropriate resource(s)

180 days

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Schedule A

15.2 IT Project Pool

A portion of the IT costs shown in Schedule D is allocated for project resources (such portion, the “IT Project Pool”) that can be used at the discretion of Recipient during the term that IT Services are provided under the Agreement to staff IT-related projects that fall outside of the scope of services described in Section 15.1 of this Schedule A. The terms of usage related to the IT Project Pool are:

•	The total value of the costs available for the IT Project Pool is $2,300,000 annually (on a contract year basis: April 1 to March 31).

•	The IT Project Pool must be used by Recipient during a contract year. Recipient will receive no credits for any unused portion or carryover between years.

•	Costs will be charged against the IT Project Pool as project resources are used or third party costs are incurred, at the rates outlined in the table below.

•	The IT Project Pool can be used for post Day One work as well as TSA exit activities.

•	The project resources provided by Ashland in connection with the IT Project Pool will be subject to the IT Governance Principles described below.

Resource Pool	Annual Adjustment Factor	2011 Rate	Estimated 2012 Rate	Estimated 2013 Rate
Ashland Internal Resources	Equivalent of Ashland annual salary increase pool % (merit + promotion)	$85 per hour and will reflect the Ashland internal rate	$88 per hour and will reflect the Ashland internal rate	$91 per hour and will reflect the Ashland internal rate

Off-shore Third Party Pool	As Incurred	$40 - $48 per hour as incurred	Ashland rate structure for 2012 at vendor cost	Ashland rate structure for 2013 at vendor cost

On-shore Third Parties	NA	As Incurred	As Incurred	As Incurred

15.2.1 IT Governance Principles

Scope and Assumptions

1.	This procedure applies to IT requests not covered under the normal, day-to-day business operations support services described in Section 15.1 of this Schedule A. Requests include application enhancements and customizations, and deployment of new IT infrastructure.

2.	The intent of the procedure is be consistent and aligned with both Recipient corporate governance and the Ashland IT governance with respect to IT resources.

Originating Requests

1.	A request may be generated from either an Ashland Service Desk ticket (“Ticket”) or by defining the request in a Mini-Charter document.

2.	Requests submitted as Tickets generally apply to existing applications.

a.	The request is evaluated and if it is found to address a “break-fix” issue, the Ticket is routed to the appropriate support group to fix the problem.

b.	If the request is for an enhancement to an existing application:

i.	For work estimated to take 16 hours or less to complete and does not have a material impact on configuration, the work is assigned and completed, and the Ticket is closed.

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Schedule A

ii.	For work estimated to take more than 16 hours or is expected to have a material impact on configuration, the request is sent to Recipient’s IT Service Representative to have the request defined and documented in a Mini-Charter.

iii.	All enhancement requests will be sent to Recipient’s IT Service Representative for review and approval.

Defining Requests in a Mini-Charter

1.	Defining requests in a Mini-Charter is the typical approach for requesting enhancement or customization changes. There is no need to enter a Ticket when a project request is defined through a Mini-Charter.

2.	Recipient will initiate the Mini-Charter to define the request. Recipient’s IT Service Representative will submit the request to the Ashland’s IT Service Representative.

3.	Upon receipt of the Mini-Charter request, Ashland IT will:

a.	Review the request with stakeholders and subject matter experts, such as the Managers of Process Improvement and Process Councils, where applicable, to assess the impact of request.

b.	Develop a cost estimate for the project request. For small, straightforward requests, the cost may be a fixed or not to exceed amount. For more complex projects requests, the cost estimate will be provided, and the project will be done on a time and materials basis.

c.	Determine any impact on production support levels and include related recurring costs in the project estimate. Mutually agreed incremental support costs will be added to the costs described in Schedule D of the Agreement, effective from the go-live date of the approved project.

d.	For projects estimated to require more than 500 hours of IT labor, the project will also require approval for resource scheduling using the Ashland IT resource governance process.

4.	If Recipient approves to proceed with the work, the project will be scheduled and prioritized according to Ashland’s project portfolio management methodology.

5.	Recipient will be billed for the work at the end of the project and will be provided a project accounting report detailing the hours spent on the project by each resource type. Internal Ashland IT labor costs and third-party labor costs incurred from off-shore partners will be billed at the applicable rates shown in the above table for IT Project Pool funded work. These internal Ashland IT labor charges and off-shore third party charges will be applied to the IT Project Pool first. In the event that the complete IT Project Pool is used, any costs in excess of the IT Project Pool will be billed directly to Recipient. For Recipient project requests that are outside of the scope of services provided by Ashland’s IT function and for which Ashland does not have the requisite skills, any third-party charges incurred in connection with such projects will be billed directly to Recipient as incurred.

Changing IT Systems, Infrastructure, or the Computing Environment Supported by Ashland

1.	Any changes to systems, infrastructure or the computing environment supported by Ashland during the Term of the Agreement will be managed and made solely by Ashland assigned resources.

2.	For approved project requests, Recipient will be required to participate in testing, including but not limited to user acceptance testing. Recipient will sign-off on acceptance of work before changes are moved into the production environment.

3.	Changes will be implemented into the production environment following Ashland’s release schedule.

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Schedule A

4.	For changes initiated by Ashland (including, but not limited to, template changes, localization updates, release upgrades and functional upgrades optimization projects) that potentially impact Recipient, Recipient will be required to participate in the testing of these changes through their Power User (or equivalent) constituency.

Definitions

Ticket – A record of a request or problem submitted to the IT Service Desk. The Remedy system is used for submitting, tracking, and closing Tickets.

Mini-Charter – An Ashland corporate document used to define projects. This document is not specific to IT projects.

Process Councils – A group of subject matter experts who oversee a business process to maintain its consistency and integrity, as well as recommend and facilitate improvements to the process. The membership of a Process Council includes functional subject matter experts, as well as representatives from the commercial units. Process Councils approve IT enabled projects affecting the process.

Managers of Process Improvement – Individuals with primary responsibility for improving their assigned business process. There is one Manager of Process Improvement (MPI) per major business process.

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Schedule A

15.3 IT Service Level Objectives (SLOs)

Types of services and service levels are expected to be maintained consistent with the service levels delivered to the Business prior to the Effective Date of the Agreement. The Service Level Objectives (“SLOs”) described below apply to the corporate enterprise, and are not specific to any one commercial unit. Similarly, SLOs are measured at the corporate enterprise level, and not for specific commercial units or geographical regions.

1.	MPLS Network – The objective is 99.5% network availability and excludes scheduled downtime and power outages at local sites connected to the network (for example, remote campuses and plant sites). The network may be unavailable during the regularly scheduled maintenance window, starting on Saturday evening 11:00 pm ET US, and lasting until Sunday morning at 1:00 am ET US.

Network availability is measured monthly.

2.	Desktop

a.	Major campus for break/fix: The objective is 95% next Business Day resolution if the call was entered prior to 3:30 pm.

b.	Minor campus for break/fix: The objective is 90% next Business Day resolution if the call was entered prior to 3:30 pm.

c.	Major campus for new machine deployment: The objective is 95% completed within 4 Business Days after the later of (1) IMACD request received or (2) availability of Ashland-provided software and hardware.

d.	Minor campus for new machine deployment: The objective is 90% completed within 5 Business Days after the later of (1) IMACD request received or (2) availability of Ashland-provided software and hardware.

3.	SAP Production Support – For support of the SAP production environments, the service level objectives are listed below. These only apply to the SAP G2 and HR4U production environments.

a.	For Priority 1 incidents impacting the availability of the SAP production environments, the necessary IT and business resources are fully committed until either the incident is resolved or a work-around, acceptable to the Business, is developed and applied. These incidents are managed by the Global IT Infrastructure and Service group.

b.	For Priority 2 incidents impacting the availability of the SAP production environments, the necessary IT and business resources are committed full-time during business hours and after hours, as required, to resolve the problem. These incidents are managed by the Global IT Infrastructure and Service group.

For SAP G2 business critical issues (as documented in the Power User handbook), properly declared and escalated to Priority 2 using the call now procedure by a Power User, and the Power User remains available to assist during the duration of the resolution: 100% response time goal within 1 hour of business critical declaration, 24x7; 100% resolution time goal within 4 hours of business critical declaration, 24x7.

c.	For Priority 3 SAP G2 and HR4U support incidents:

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Schedule A

i.	90% response time goal within 4 hours. The objective is to respond to 90% or more of incidents within 4 hours of the incident being assigned to the SAP Production Support group. Hours are measured based on the SAP Support’s standard working hours of 11:00 pm ET US Sunday to 5:00 pm/6:00 pm ET US, daily through Friday.

ii.	90% resolution time goal within one Business Day if no SAP system change is required.

iii.	90% resolution time goal within four Business Days if an SAP system change is required.

Key SAP Production Support SLO considerations:

1.	All incidents must be opened through Ashland’s web ticketing tool or called into Ashland’s Service Desk. There are no exceptions.

2.	Any time spent by SAP Production Support while waiting on the user’s answer to follow-up questions is excluded from resolution times.

3.	Any time spent by SAP Production Support while awaiting assistance from internal or external groups not bound by the same SLOs is excluded from resolution times.

4.	When SAP system changes are required, resolution time is considered complete when the change has been staged for production implementation. Most break / fix changes are implemented during the weekly release window each Saturday evening.

5.	If a workaround has been provided and the root cause cannot be immediately resolved, requires escalation to SAP, or requires more than 40 hours of resolution effort, the incident ticket is considered resolved. A corresponding problem ticket is created to address the root cause. Problem tickets are not bound to these SLOs and are subject to prioritization.

6.	Incident tickets that are deemed to be a system enhancement are redirected to Ashland’s IT governance process and are not bound to these SLOs.

7.	During go-live support efforts for major SAP releases where incident counts are higher than normal and support is supplemented by additional resources, SLOs may be temporarily waived by Ashland.

8.	SAP Production Support SLOs are measured monthly.

d.	The regularly scheduled maintenance for the SAP G2 and HR4U production environment is as follows:

i.	SAP G2 and HR4U systems have a two hour monthly maintenance window starting at 11:00 pm ET US on the third Saturday of each month. The SAP Operational Team has the right to extend this maintenance window up to four hours as needed as long as a one week notice is given. All other planned outages or extensions require coordination with appropriate business groups.

ii.	All scheduled monthly maintenance activities are announced through SAP system messages. For extensions or additional maintenance windows, communication through the Power User network may also be used. GBS Process Captains inform their respective Process Councils of any maintenance schedule changes.

iii.	SAP print and faxing services have a weekly maintenance window starting at 11:00 pm ET US each Saturday evening, for a period of two hours.

iv.	HR4U “My Information” (ESS and MSS) also observes weekly maintenance each Sunday for two hours starting at 1:00 am ET.

v.	Services critical to the operation of SAP G2 and HR4U systems share the same monthly maintenance window. Most bolt-on applications, however, observe the weekly maintenance window (Saturday 11:00 pm ET US).

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Schedule A

vi.	SAP Basis, SAP Production Support, and/or SAP Operational Team reserve the right to schedule emergency maintenance for unplanned scenarios to preserve the integrity and normal operation of SAP production systems. The goal is to only schedule emergency maintenance when absolutely necessary and to provide as much notice as possible; however, some unplanned situations do not lend themselves to much advance notice.

Definitions and Additional Information

The time of day specified in the Desktop service level objective is the local time for the user.

Business Day – 8 am – 5 pm local time, Monday through Friday with the exception of local holidays.

IMACD – Install, move, add, change, delete.

Major Campuses – Dublin, Lexington, Wilmington, Covington, Barendrecht and Shanghai.

Tier 1 Site – A location that requires 24x7 availability to critical production systems.

Tier 2 Site – A location that requires availability to critical production systems for more than standard business hours, but less than 24x7.

Tier 3 Site – A location that requires availability to critical production systems during standard business hours (Monday – Friday, 8:00am – 5:00 pm in most cases).

The Global IT Infrastructure and Service group works with each individual site to determine their Operational Hours (see definition below). IT support resources, in collaboration with site contacts, work to ensure critical production systems are functioning during operational hours.

Operational Hours – This will vary by site. It may be a standard 8:00 am - 5:00 pm Monday – Friday, or up to 24x7. The business manager responsible for the site will determine the operational hours. Operational hours may extend beyond normal business hours to cover activities taking place after-hours which involve critical production systems.

Scheduled Maintenance – All weekly and monthly maintenance windows start at Saturday 11:00 pm ET US, and unless otherwise communicated, lasts for two hours.

Priority 1 – A problem situation where production system(s) are down causing critical impact to business operations if service is not restored quickly and no work-around is available. IT and business units are willing to commit substantial resources around the clock to resolve the situation.

Priority 2 – A problem situation where production system(s) are down or severely degraded impacting significant aspects of business operations and a work-around may be available. IT and business units are willing to commit full-time resources during business hours, and after hours as required, to resolve the situation.

Priority 3 – A problem situation where production system(s) are degraded and a work-around is available. Resources will be committed as required to resolve the situation.

Unless otherwise noted, “SAP G2” refers to core supply chain, EH&S and accounting modules of SAP R/3.

A-116

Schedule A

15.4 Terms for transfer of Nexeo SAP system data

1.	Historical data generated prior to the Effective Date and provided to Recipient during the Term of the Agreement as a result of the creation of a complete copy of the Ashland GlobalOne SAP system (the copy is referred to as G2) will be limited to the current fiscal year and two prior fiscal years.

2.	Only specified data generated during the Term of the Agreement will be provided to Recipient upon the expiration, termination or cancellation of the Agreement. Data to be provided will include customer, vendor, material and other master data used by Recipient, as well as open or pending business transactions (sales orders, purchase orders, etc.).

3.	The detailed transaction data provided will be limited to the then current fiscal year and two prior fiscal years. For the avoidance of doubt, Ashland will not be responsible for extracting data from G2.

4.	Upon the expiration, termination or cancellation of the Agreement, Recipient will be responsible for making any necessary data interface connections to third-party services providers, including financial institutions, logistics providers, and electronic data interchange (EDI) providers.

5.	Notwithstanding any other provision of this Schedule A, Nexeo shall have the right to use, access, copy, distribute and publish any data in G2 that is required for its financial reporting, liability management or regulatory reasons.

6.	Ashland IT will use commercially reasonable efforts to assist Nexeo with any transition of the IT Services under this Schedule to new providers and/or Recipient’s internal resources, based on a mutually agreed transition plan. All costs and expenses for such assistance shall be determined in accordance with this Section 15.

A-117

SCHEDULE B

Telecom and Servers

Category	G1 Plant#	Owner	Region	Add’l Desc	Plant Name	Address	City	State	Zip	Country	TYPE
					Ashland UK Limited	Unit 6 Swanwick Court	Alfreton, Derbyshire		DE557AS	United Kingdom	Phone System	Nortel Meridian
Ashland W/H	0120	Ashland	East Coast	ANDERSON-DIST	ANDERSON CHAPMAN RD PLANT	105 CHAPMAN RD	ANDERSON	SC	29625	USA	Phone System	Norstar MICS
Ashland W/H	0123	Ashland	Southeast	BATON ROUGE-DIST	BATON ROUGE S CHOCTAW DR PL	11109 SOUTH CHOCTAW DR	BATON ROUGE	LA	70805	USA	Phone System	Nortel BCM 50
Ashland W/H	0006	Ashland	North	HALIFAX PLANT	HALIFAX PLANT	205 BLUEWATER RD	BEDFORD	NOVA SCOTIA	B4B 1H1	CANADA	Phone System	Norstar CICS
Ashland W/H	0125	Ashland	East Coast	BINGHAMTON-ES	BINGHAMTON BRD ST PLANT	3 BRD ST	BINGHAMTON	NY	13902	USA	Phone System	Norstar MICS
Ashland W/H	0126	Ashland	Southeast	BIRMINGHAM-DIST	BIRMINGHAM BALL ST PLANT	3300 BALL ST	BIRMINGHAM	AL	35234	USA	Phone System	Nortel BCM 50
Ashland W/H	0067	Leased	West	CARSON-DIST	CARSON SOUTH WILMINGTON AVE PL	20915 SOUTH WILMINGTON AVE	CARSON	CA	90810	USA	Phone System	Norstar MICS
Ashland W/H	0131	Ashland	East Coast	CARTERET - DIST	CARTERET ROOSEVELT AVE PLANT	350 ROOSEVELT AVE	CARTERET	NJ	07008	USA	Phone System	Norstar MICS
Ashland W/H	0133	Ashland	Southeast	CATANO-DIST	PUERTO RICO 4TH ST BLDG PLANT	4TH ST BLDG LOS PALMAS INDUSTR	CATANO	PR	00962	USA	Phone System	Norstar MICS
Ashland W/H	0070	Ashland	West	CHANDLER-DIST	CHANDLER W CHICAGO ST PLANT	6839 W CHICAGO ST	CHANDLER	AZ	85226	USA	Phone System	Norstar CICS
Ashland W/H	0082	Ashland	East Coast	CHARLOTTE - DIST	CHARLOTTE GLENWOOD DR PLANT	3930 GLENWOOD DR	CHARLOTTE	NC	28208	USA	Phone System	Nortel Option 11
Ashland W/H	0136	Leased	West	CLEARFIELD-DIST	CLEARFIELD FREEPORT CTR PLANT	FREEPORT CENTER, BUILDING 12	CLEARFIELD	UT	84016	USA	Phone System	Norstar MICS
Ashland W/H	0113	Ashland	East Coast	COLUMBIA-DIST	COLUMBIA MAUNEY DR PLANT	729 MAUNEY DR	COLUMBIA	SC	29201	USA	Phone System	Norstar CICS
Ashland W/H	0137	Ashland	Ohio Valley	COLUMBUS - FISHER	COLUMBUS FISHER RD PLANT	3849 FISHER RD	COLUMBUS	OH	43228	USA	Phone System	Norstar MICS
Ashland W/H	0139	Ashland	West	DENVER-DIST	DENVER WEST 56TH AVE PLANT	156 WEST 56TH AVE	DENVER	CO	80216	USA	Phone System	Norstar 8 x 24
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Phone System	Nortel Option 11
Ashland W/H	0004	Ashland	North	EDMONTON PLANT	EDMONTON PLANT	1720-106 AVE	EDMONTON	ALBERTA	T6P 1X9	CANADA	Phone System	Norstar - MICS
Ashland W/H	0147	Leased	Midwest	ELKHART - 3PL	ELKHART COOPER DR WHS(3P)	3501 COOPER DR	ELKHART	IN	46514	USA	Phone System	Norstar 8 x 24
Ashland W/H	0088	Ashland	Ohio Valley	CINCINNATI-DIST	EVENDALE GLENDALE-MILFORD PL	2788 GLENDALE-MILFORD RD	EVENDALE	OH	45241	USA	Phone System	Norstar MICS
Ashland W/H	0112	Ashland	West	FAIRFIELD-DIST	FAIRFIELD CROCKER CIR PLANT	2461 CROCKER CIR	FAIRFIELD	CA	94533	USA	Phone System	Norstar MICS
Ashland W/H	0071	Leased	West	FONTANA-DIST	FONTANA SLOVER AVE PLANT	13003 SLOVER AVE	FONTANA	CA	92337	USA	Phone System	Norstar CICS
Ashland W/H	0062	Ashland	Midwest	FRANKLIN PARK-DIST	FRANKLIN PARK WEST ADDISON PL	11524 WEST ADDISON ST	FRANKLIN PARK	IL	60131	USA	Phone System	Norstar MICS
Ashland W/H	0156	Ashland	Ohio Valley	FREEDOM-DIST	FREEDOM WEST 4TH ST PLANT	150 WEST 4TH ST	FREEDOM	PA	15042	USA	Phone System	Norstar CICS
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Phone System	Norstar MICS
Ashland W/H	0058	Ashland	Ohio Valley	GROVE CITY-DIST	GROVE CITY SOUTHWEST BLVD PL	3250 SOUTHWEST BLVD	GROVE CITY	OH	43123	USA	Phone System	Norstar MICS
Ashland W/H	0084	Ashland	West	HOUSTON-DIST	HOUSTON OLD GALVESTON RD PL	8901 OLD GALVESTON RD	HOUSTON	TX	77034	USA	Phone System	Norstar MICS
Ashland W/H	0111	Leased	Midwest	KANSAS CITY-PLASTICS (SWARTZ)	KANSAS CITY SWARTZ RD PLANT	5022 SWARTZ RD	KANSAS CITY	KS	66106	USA	Phone System	Norstar 3 x 8
Ashland W/H	0163	Ashland	Midwest	KANSAS CITY - DIST (SPEAKER)	KANSAS CITY SPEAKER RD PLANT	5420 SPEAKER RD	KANSAS CITY	KS	66106	USA	Phone System	Norstar MICS
Ashland W/H	0166	Ashland	East Coast	KNOXVILLE-DIST	KNOXVILLE NATIONAL DR PLANT	5263 NATIONAL DR	KNOXVILLE	TN	37914	USA	Phone System	Nortel BCM 50
Ashland W/H	0074	Ashland	North	LANSING-DIST	LANSING TURNER ST PLANT	2011 TURNER ST	LANSING	MI	48906	USA	Phone System	Norstar MICS
Ashland W/H	0106	Ashland	Ohio Valley	LOUISVILLE-DIST	LOUISVILLE ALGONQUIN PKWY PL	4185 ALGONQUIN PKWY	LOUISVILLE	KY	40211	USA	Phone System	Norstar 8 x 24
Ashland W/H	0174	Ashland	Southeast	MEMPHIS-DIST & VALVOLINE DIRECT MKT	MEMPHIS CHANNEL AVE PLANT	2351 CHANNEL AVE	MEMPHIS	TN	38113	USA	Phone System	Nortel BCM 50

Category	G1 Plant#	Owner	Region	Add’l Desc	Plant Name	Address	City	State	Zip	Country	TYPE
Ashland W/H	0175	Ashland	Midwest	MENASHA-DIST	MENASHA MADISON ST PLANT	204 MADISON ST	MENASHA	WI	54952	USA	Phone System	Nortel BCM 50
Ashland W/H	0176	Ashland	Southeast	MIAMI-DIST	MIAMI NORTHEAST 181ST ST PL	200 NORTHEAST 181ST ST	MIAMI	FL	33162	USA	Phone System	Norstar MICS
Ashland W/H	0177	Ashland	West	MIDLAND-DIST	MIDLAND COUNTY RD WEST 127 PL	10919 COUNTY RD WEST 127	MIDLAND	TX	79711	USA	Phone System	Norstar CICS
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Phone System	Nortel Option 61
Ashland W/H	0114	Ashland	Southeast	MOBILE-DIST	MOBILE WESTERN DR PLANT	701 WESTERN DR	MOBILE	AL	36607	USA	Phone System	Norstar - CICS
Ashland W/H	0008	Leased	North	MONTREAL PLANT	MONTREAL PLANT	10515 RUE NOTRE DAME	MONTREAL	QUEBEC	H1B 2V1	CANADA	Phone System	Nortel Option 11
Ashland W/H	0138	Ashland	Ohio Valley	DAYTON-ES	DAYTON SPRINGBORO WEST PLANT	2854 SPRINGBORO WEST	MORAINE	OH	45439	USA	Phone System	Lucent Merlin
Ashland W/H	0081	Ashland	East Coast	MORRISVILLE-DIST	MORRISVILLE NEWFORD MILL RD PL	1101 NEWFORD MILL RD	MORRISVILLE	PA	19067	USA	Phone System	Norstar MICS
Ashland W/H	0178	Ashland	Southeast	NASHVILLE-DIST	NASHVILLE CLIFTON AVE PLANT	2309 & 2315 CLIFTON AVE	NASHVILLE	TN	37209	USA	Phone System	Norstar CICS
Ashland W/H	0009	Leased	North	VANCOUVER PLANT	RICHMOND PLANT	100 - 2060 VICEROY PLACE	RICHMOND	BRITISH COLUMBIA	V6V 1Y9	CANADA	Phone System	Norstar MICS
Ashland W/H	0187	Ashland	Midwest	SAINT LOUIS - POLK	SAINT LOUIS POLK ST PLANT	7710 POLK ST	SAINT LOUIS	MO	63111	USA	Phone System	Norstar MICS
Ashland W/H	0107	Ashland	Midwest	ST PAUL-DIST	ST PAUL JAMES AVE PLANT	395 JAMES AVE	SAINT PAUL	MN	55102	USA	Phone System	Norstar 8 x 24
					Platn Ashland Chemical Hispania S.A.	Carretera Reial, 137-139	Sant Just Desvern (Barcelona)		E-08960	Spain	Phone System	Nortel BCM 400
Ashland W/H	0190	Ashland	Southeast	SAVANNAH-DIST	SAVANNAH TELFAIR RD PLANT	400 TELFAIR RD	SAVANNAH	GA	31401	USA	Phone System	Norstar CICS
Ashland W/H	0065	Ashland	Midwest	SHAKOPEE-DIST	SHAKOPEE S VALLEY IND PLANT	4471 S VALLEY INDUSTRIAL BLVD	SHAKOPEE	MN	55379	USA	Phone System	Norstar MICS
Ashland W/H	0191	Ashland	Midwest	South Bend		1817 1/2 West Indiana Avenue	South Bend	IN	46613	USA	Phone System	Norstar 8 x 24
					Ashland Plastics Deutschland	Office Center Weilimdorf, Mittlerer Pfad 4	Stuttgart		70499	Germany	Phone System	Siemens Hicom
Ashland W/H	0079	Ashland	Southeast	TAMPA-DIST	TAMPA W HANNA AVE PLANT	5125 W HANNA AVE	TAMPA	FL	33634	USA	Phone System	Norstar CICS
Ashland W/H	0087	Ashland	East Coast	TEWKSBURY-DIST	TEWKSBURY MAIN ST PLANT	400 MAIN ST	TEWKSBURY	MA	01876	USA	Phone System	Norstar 8 x 24
Ashland W/H	0080	Ashland	North	TONAWANDA-DIST	TONAWANDA RIVER RD (REAR) PL	3701 RIVER RD (REAR)	TONAWANDA	NY	14150	USA	Phone System	Norstar CICS
Ashland W/H	0197	Ashland	West	TULSA-DIST	TULSA W 21ST ST PLANT	3535 W 21ST ST	TULSA	OK	74107	USA	Phone System	Norstar 8 x 24
Ashland W/H	0076	Leased	Ohio Valley	TWINSBURG-DIST (ENTERPRISE)	TWINSBURG ENTERPRISE PKWY PL	1842 ENTERPRISE PKWY	TWINSBURG	OH	44087	USA	Phone System	Norstar MICS
Ashland W/H	0060	Ashland	North	WARREN-DIST	WARREN TOEPFER RD PLANT	12005 TOEPFER RD	WARREN	MI	48089	USA	Phone System	Norstar MICS
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Phone System	Norstar MICS
Ashland W/H	0010	Ashland	North	WINNIPEG PLANT	WINNIPEG PLANT	1591 DUGALD RD	WINNIPEG	MANITOBA	R2J 0H3	CANADA	Phone System	Norstar 3 x 8
					Ashland UK Limited	Unit 6 Swanwick Court	Alfreton, Derbyshire		DE557AS	United Kingdom	Router	Cisco 2811
Ashland W/H	0120	Ashland	East Coast	ANDERSON-DIST	ANDERSON CHAPMAN RD PLANT	105 CHAPMAN RD	ANDERSON	SC	29625	USA	Router	Cisco2620
Ashland W/H	0123	Ashland	Southeast	BATON ROUGE-DIST	BATON ROUGE S CHOCTAW DR PL	11109 SOUTH CHOCTAW DR	BATON ROUGE	LA	70805	USA	Router	Cisco 2811
Ashland W/H	0006	Ashland	North	HALIFAX PLANT	HALIFAX PLANT	205 BLUEWATER RD	BEDFORD	NOVA SCOTIA	B4B 1H1	CANADA	Router	cisco 2620XM
Ashland W/H	0125	Ashland	East Coast	BINGHAMTON-ES	BINGHAMTON BRD ST PLANT	3 BRD ST	BINGHAMTON	NY	13902	USA	Router	cisco 2620XM
Ashland W/H	0126	Ashland	Southeast	BIRMINGHAM-DIST	BIRMINGHAM BALL ST PLANT	3300 BALL ST	BIRMINGHAM	AL	35234	USA	Router	Cisco2811
Ashland W/H	0067	Leased	West	CARSON-DIST	CARSON SOUTH WILMINGTON AVE PL	20915 SOUTH WILMINGTON AVE	CARSON	CA	90810	USA	Router	Cisco 2800
Ashland W/H	0131	Ashland	East Coast	CARTERET - DIST	CARTERET ROOSEVELT AVE PLANT	350 ROOSEVELT AVE	CARTERET	NJ	07008	USA	Router	Cisco2811

Category	G1 Plant#	Owner	Region	Add’l Desc	Plant Name	Address	City	State	Zip	Country	TYPE
Ashland W/H	0133	Ashland	Southeast	CATANO-DIST	PUERTO RICO 4TH ST BLDG PLANT	4TH ST BLDG LOS PALMAS INDUSTR	CATANO	PR	00962	USA	Router	Cisco2610
					Magazzini Dell’Orto - 3rd Party Warehouse	Via Groane	Cesano Maderno		21042	Italy	Router	Cisco 2811
Ashland W/H	0070	Ashland	West	CHANDLER-DIST	CHANDLER W CHICAGO ST PLANT	6839 W CHICAGO ST	CHANDLER	AZ	85226	USA	Router	Cisco2811
Ashland W/H	0082	Ashland	East Coast	CHARLOTTE - DIST	CHARLOTTE GLENWOOD DR PLANT	3930 GLENWOOD DR	CHARLOTTE	NC	28208	USA	Router	Cisco 2811
Ashland W/H	0136	Leased	West	CLEARFIELD-DIST	CLEARFIELD FREEPORT CTR PLANT	FREEPORT CENTER, BUILDING 12	CLEARFIELD	UT	84016	USA	Router	Cisco 2811
Ashland W/H	0113	Ashland	East Coast	COLUMBIA-DIST	COLUMBIA MAUNEY DR PLANT	729 MAUNEY DR	COLUMBIA	SC	29201	USA	Router	Cisco2811
Ashland W/H	0137	Ashland	Ohio Valley	COLUMBUS - FISHER	COLUMBUS FISHER RD PLANT	3849 FISHER RD	COLUMBUS	OH	43228	USA	Router	Cisco 2800
Ashland W/H	0139	Ashland	West	DENVER-DIST	DENVER WEST 56TH AVE PLANT	156 WEST 56TH AVE	DENVER	CO	80216	USA	Router	Cisco 2800
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Router	Cisco 2620XM
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Router	Cisco 2620XM
Ashland W/H	0004	Ashland	North	EDMONTON PLANT	EDMONTON PLANT	1720-106 AVE	EDMONTON	ALBERTA	T6P 1X9	CANADA	Router	Cisco2620XM
Ashland W/H	0147	Leased	Midwest	ELKHART - 3PL	ELKHART COOPER DR WHS(3P)	3501 COOPER DR	ELKHART	IN	46514	USA	Router	Cisco 2800
Ashland W/H	0088	Ashland	Ohio Valley	CINCINNATI-DIST	EVENDALE GLENDALE-MILFORD PL	2788 GLENDALE-MILFORD RD	EVENDALE	OH	45241	USA	Router	Cisco 2800
Ashland W/H	0112	Ashland	West	FAIRFIELD-DIST	FAIRFIELD CROCKER CIR PLANT	2461 CROCKER CIR	FAIRFIELD	CA	94533	USA	Router	Cisco 2620XM
Ashland W/H	0071	Leased	West	FONTANA-DIST	FONTANA SLOVER AVE PLANT	13003 SLOVER AVE	FONTANA	CA	92337	USA	Router	Cisco2811
Ashland W/H	0062	Ashland	Midwest	FRANKLIN PARK-DIST	FRANKLIN PARK WEST ADDISON PL	11524 WEST ADDISON ST	FRANKLIN PARK	IL	60131	USA	Router	Cisco 2800
Ashland W/H	0156	Ashland	Ohio Valley	FREEDOM-DIST	FREEDOM WEST 4TH ST PLANT	150 WEST 4TH ST	FREEDOM	PA	15042	USA	Router	Cisco2811
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Router	Cisco 2811
Ashland W/H	0058	Ashland	Ohio Valley	GROVE CITY-DIST	GROVE CITY SOUTHWEST BLVD PL	3250 SOUTHWEST BLVD	GROVE CITY	OH	43123	USA	Router	cisco 2811
Ashland W/H	0084	Ashland	West	HOUSTON-DIST	HOUSTON OLD GALVESTON RD PL	8901 OLD GALVESTON RD	HOUSTON	TX	77034	USA	Router	CISCO2620XM
Ashland W/H	0111	Leased	Midwest	KANSAS CITY-PLASTICS (SWARTZ)	KANSAS CITY SWARTZ RD PLANT	5022 SWARTZ RD	KANSAS CITY	KS	66106	USA	Router	Cisco 2811
Ashland W/H	0163	Ashland	Midwest	KANSAS CITY - DIST (SPEAKER)	KANSAS CITY SPEAKER RD PLANT	5420 SPEAKER RD	KANSAS CITY	KS	66106	USA	Router	Cisco 2811
Ashland W/H	0166	Ashland	East Coast	KNOXVILLE-DIST	KNOXVILLE NATIONAL DR PLANT	5263 NATIONAL DR	KNOXVILLE	TN	37914	USA	Router	cisco2800
Ashland W/H	0074	Ashland	North	LANSING-DIST	LANSING TURNER ST PLANT	2011 TURNER ST	LANSING	MI	48906	USA	Router	Cisco 2800
Ashland W/H	0106	Ashland	Ohio Valley	LOUISVILLE-DIST	LOUISVILLE ALGONQUIN PKWY PL	4185 ALGONQUIN PKWY	LOUISVILLE	KY	40211	USA	Router	Cisco 2610
Ashland W/H	0174	Ashland	Southeast	MEMPHIS-DIST & VALVOLINE DIRECT MKT	MEMPHIS CHANNEL AVE PLANT	2351 CHANNEL AVE	MEMPHIS	TN	38113	USA	Router	CISCO2811
Ashland W/H	0175	Ashland	Midwest	MENASHA-DIST	MENASHA MADISON ST PLANT	204 MADISON ST	MENASHA	WI	54952	USA	Router	Cisco2811
Ashland W/H	0176	Ashland	Southeast	MIAMI-DIST	MIAMI NORTHEAST 181ST ST PL	200 NORTHEAST 181ST ST	MIAMI	FL	33162	USA	Router	Cisco2800
Ashland W/H	0177	Ashland	West	MIDLAND-DIST	MIDLAND COUNTY RD WEST 127 PL	10919 COUNTY RD WEST 127	MIDLAND	TX	79711	USA	Router	Cisco2800
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Router	Cisco 2811
3rd Party W/H*	0047	Public	North	KTN WHS(3P)	KTN MISSISSAUGA WHS 3P	6660 FINANCIAL DR	MISSISSAUGA	ONTARIO	L5N 7J6	CANADA	Router	Cisco 1811
Ashland W/H	0114	Ashland	Southeast	MOBILE-DIST	MOBILE WESTERN DR PLANT	701 WESTERN DR	MOBILE	AL	36607	USA	Router	Cisco 2811
Ashland W/H	0008	Leased	North	MONTREAL PLANT	MONTREAL PLANT	10515 RUE NOTRE DAME	MONTREAL	QUEBEC	H1B 2V1	CANADA	Router	Cisco 2811
Ashland W/H	0138	Ashland	Ohio Valley	DAYTON-ES	DAYTON SPRINGBORO WEST PLANT	2854 SPRINGBORO WEST	MORAINE	OH	45439	USA	Router	Cisco 2800
Ashland W/H	0081	Ashland	East Coast	MORRISVILLE-DIST	MORRISVILLE NEWFORD MILL RD PL	1101 NEWFORD MILL RD	MORRISVILLE	PA	19067	USA	Router	Cisco2811

Category	G1 Plant#	Owner	Region	Add’l Desc	Plant Name	Address	City	State	Zip	Country	TYPE
Ashland W/H	0081	Ashland	East Coast	MORRISVILLE-DIST	MORRISVILLE NEWFORD MILL RD PL	1101 NEWFORD MILL RD	MORRISVILLE	PA	19067	USA	Router	Cisco 2811
Ashland W/H	0178	Ashland	Southeast	NASHVILLE-DIST	NASHVILLE CLIFTON AVE PLANT	2309 & 2315 CLIFTON AVE	NASHVILLE	TN	37209	USA	Router	Cisco2800
3rd Party W/H*A149	0069	Public	West	PORTLAND-LOGISCO	PORTLAND NORTH LEADBETTER WHS	7409 NORTH LEADBETTER	PORTLAND	OR	97203	USA	Router	Cisco2811
Ashland W/H	0009	Leased	North	VANCOUVER PLANT	RICHMOND PLANT	100 - 2060 VICEROY PLACE	RICHMOND	BRITISH COLUMBIA	V6V 1Y9	CANADA	Router	Cisco2811
Ashland W/H	0187	Ashland	Midwest	SAINT LOUIS - POLK	SAINT LOUIS POLK ST PLANT	7710 POLK ST	SAINT LOUIS	MO	63111	USA	Router	Cisco 2811
Ashland W/H	0107	Ashland	Midwest	ST PAUL-DIST	ST PAUL JAMES AVE PLANT	395 JAMES AVE	SAINT PAUL	MN	55102	USA	Router	Cisco 2800
						1851 EAST FIRST ST, SUITE 700	SANTA ANA	CA		USA	Router	CISCO 1811
Ashland W/H	0190	Ashland	Southeast	SAVANNAH-DIST	SAVANNAH TELFAIR RD PLANT	400 TELFAIR RD	SAVANNAH	GA	31401	USA	Router	Cisco 2800
Ashland W/H	0065	Ashland	Midwest	SHAKOPEE-DIST	SHAKOPEE S VALLEY IND PLANT	4471 S VALLEY INDUSTRIAL BLVD	SHAKOPEE	MN	55379	USA	Router	Cisco 2811
Ashland W/H	0191	Ashland	Midwest	South Bend		1817 1/2 West Indiana Avenue	South Bend	IN	46613	USA	Router	Cisco 2800
					Ashland Plastics Deutschland	Office Center Weilimdorf, Mittlerer Pfad 4	Stuttgart		70499	Germany	Router	Cisco2811
Ashland W/H	0079	Ashland	Southeast	TAMPA-DIST	TAMPA W HANNA AVE PLANT	5125 W HANNA AVE	TAMPA	FL	33634	USA	Router	Cisco2800
Ashland W/H	0087	Ashland	East Coast	TEWKSBURY-DIST	TEWKSBURY MAIN ST PLANT	400 MAIN ST	TEWKSBURY	MA	01876	USA	Router	Cisco 2800
Ashland W/H	0080	Ashland	North	TONAWANDA-DIST	TONAWANDA RIVER RD (REAR) PL	3701 RIVER RD (REAR)	TONAWANDA	NY	14150	USA	Router	CISCO 2800
Ashland W/H	0197	Ashland	West	TULSA-DIST	TULSA W 21ST ST PLANT	3535 W 21ST ST	TULSA	OK	74107	USA	Router	Cisco2800
Ashland W/H	0075	Ashland	Ohio Valley	TWINSBURG-DIST (HIGHLAND)	TWINSBURG EAST HIGHLAND RD PL	1610 EAST HIGHLAND RD	TWINSBURG	OH	44087	USA	Router	Cisco 2811
Ashland W/H	0076	Leased	Ohio Valley	TWINSBURG-DIST (ENTERPRISE)	TWINSBURG ENTERPRISE PKWY PL	1842 ENTERPRISE PKWY	TWINSBURG	OH	44087	USA	Router	Cisco2610
Ashland W/H	0060	Ashland	North	WARREN-DIST	WARREN TOEPFER RD PLANT	12005 TOEPFER RD	WARREN	MI	48089	USA	Router	Cisco 2800
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Router	Cisco 2801
Ashland W/H	0010	Ashland	North	WINNIPEG PLANT	WINNIPEG PLANT	1591 DUGALD RD	WINNIPEG	MANITOBA	R2J 0H3	CANADA	Router	Cisco2811
					Ashland UK Limited	Unit 6 Swanwick Court	Alfreton, Derbyshire		DE557AS	United Kingdom	Switch	WS-C2960-24TT-L
					Ashland UK Limited	Unit 6 Swanwick Court	Alfreton, Derbyshire		DE557AS	United Kingdom	Switch	WS-C2950T-24
Ashland W/H	0120	Ashland	East Coast	ANDERSON-DIST	ANDERSON CHAPMAN RD PLANT	105 CHAPMAN RD	ANDERSON	SC	29625	USA	Switch	Extreme Summit24e2
Ashland W/H	0120	Ashland	East Coast	ANDERSON-DIST	ANDERSON CHAPMAN RD PLANT	105 CHAPMAN RD	ANDERSON	SC	29625	USA	Switch	Extreme Summit24e2
Ashland W/H	0120	Ashland	East Coast	ANDERSON-DIST	ANDERSON CHAPMAN RD PLANT	105 CHAPMAN RD	ANDERSON	SC	29625	USA	Switch	Extreme Summit24e2
Ashland W/H	0123	Ashland	Southeast	BATON ROUGE-DIST	BATON ROUGE S CHOCTAW DR PL	11109 SOUTH CHOCTAW DR	BATON ROUGE	LA	70805	USA	Switch	WS-C2950T-24
Ashland W/H	0006	Ashland	North	HALIFAX PLANT	HALIFAX PLANT	205 BLUEWATER RD	BEDFORD	NOVA SCOTIA	B4B 1H1	CANADA	Switch	WS-C2950C-24
Ashland W/H	0125	Ashland	East Coast	BINGHAMTON-ES	BINGHAMTON BRD ST PLANT	3 BRD ST	BINGHAMTON	NY	13902	USA	Switch	WS-C2950T-24
Ashland W/H	0126	Ashland	Southeast	BIRMINGHAM-DIST	BIRMINGHAM BALL ST PLANT	3300 BALL ST	BIRMINGHAM	AL	35234	USA	Switch	WS-C1924C-EN
Ashland W/H	0126	Ashland	Southeast	BIRMINGHAM-DIST	BIRMINGHAM BALL ST PLANT	3300 BALL ST	BIRMINGHAM	AL	35234	USA	Switch	WS-C1912C-EN
Ashland W/H	0067	Leased	West	CARSON-DIST	CARSON SOUTH WILMINGTON AVE PL	20915 SOUTH WILMINGTON AVE	CARSON	CA	90810	USA	Switch	WS-C1924C-EN
Ashland W/H	0067	Leased	West	CARSON-DIST	CARSON SOUTH WILMINGTON AVE PL	20915 SOUTH WILMINGTON AVE	CARSON	CA	90810	USA	Switch	WS-C1924C-EN
Ashland W/H	0067	Leased	West	CARSON-DIST	CARSON SOUTH WILMINGTON AVE PL	20915 SOUTH WILMINGTON AVE	CARSON	CA	90810	USA	Switch	WS-C2950T-24
Ashland W/H	0067	Leased	West	CARSON-DIST	CARSON SOUTH WILMINGTON AVE PL	20915 SOUTH WILMINGTON AVE	CARSON	CA	90810	USA	Switch	WS-C2950T-24
Ashland W/H	0131	Ashland	East Coast	CARTERET - DIST	CARTERET ROOSEVELT AVE PLANT	350 ROOSEVELT AVE	CARTERET	NJ	07008	USA	Switch	WS-C2950G-48-EI

Category	G1 Plant#	Owner	Region	Add’l Desc	Plant Name	Address	City	State	Zip	Country	TYPE
Ashland W/H	0131	Ashland	East Coast	CARTERET - DIST	CARTERET ROOSEVELT AVE PLANT	350 ROOSEVELT AVE	CARTERET	NJ	07008	USA	Switch	WS-2950-24T
Ashland W/H	0133	Ashland	Southeast	CATANO-DIST	PUERTO RICO 4TH ST BLDG PLANT	4TH ST BLDG LOS PALMAS INDUSTR	CATANO	PR	00962	USA	Switch	WS-C1924-EN
					Magazzini Dell’Orto - 3rd Party Warehouse	Via Groane	Cesano Maderno		21042	Italy	Switch	CISCO 1900
Ashland W/H	0070	Ashland	West	CHANDLER-DIST	CHANDLER W CHICAGO ST PLANT	6839 W CHICAGO ST	CHANDLER	AZ	85226	USA	Switch	WS-C2950T-24
Ashland W/H	0082	Ashland	East Coast	CHARLOTTE - DIST	CHARLOTTE GLENWOOD DR PLANT	3930 GLENWOOD DR	CHARLOTTE	NC	28208	USA	Switch	WS-C3560-48PS-S
Ashland W/H	0082	Ashland	East Coast	CHARLOTTE - DIST	CHARLOTTE GLENWOOD DR PLANT	3930 GLENWOOD DR	CHARLOTTE	NC	28208	USA	Switch	WS-C3560-48PS-S
Ashland W/H	0082	Ashland	East Coast	CHARLOTTE - DIST	CHARLOTTE GLENWOOD DR PLANT	3930 GLENWOOD DR	CHARLOTTE	NC	28208	USA	Switch	WS-C3560-48PS-S
Ashland W/H	0082	Ashland	East Coast	CHARLOTTE - DIST	CHARLOTTE GLENWOOD DR PLANT	3930 GLENWOOD DR	CHARLOTTE	NC	28208	USA	Switch	WS-C2950T-24
Ashland W/H	0082	Ashland	East Coast	CHARLOTTE - DIST	CHARLOTTE GLENWOOD DR PLANT	3930 GLENWOOD DR	CHARLOTTE	NC	28208	USA	Switch	WS-C2950T-24
Ashland W/H	0082	Ashland	East Coast	CHARLOTTE - DIST	CHARLOTTE GLENWOOD DR PLANT	3930 GLENWOOD DR	CHARLOTTE	NC	28208	USA	Switch	WS-C2950T-24
Ashland W/H	0136	Leased	West	CLEARFIELD-DIST	CLEARFIELD FREEPORT CTR PLANT	FREEPORT CENTER, BUILDING 12	CLEARFIELD	UT	84016	USA	Switch	WS-C3548
Ashland W/H	0136	Leased	West	CLEARFIELD-DIST	CLEARFIELD FREEPORT CTR PLANT	FREEPORT CENTER, BUILDING 12	CLEARFIELD	UT	84016	USA	Switch	WS-C2950
Ashland W/H	0136	Leased	West	CLEARFIELD-DIST	CLEARFIELD FREEPORT CTR PLANT	FREEPORT CENTER, BUILDING 12	CLEARFIELD	UT	84016	USA	Switch	WS-C1924-EN
Ashland W/H	0113	Ashland	East Coast	COLUMBIA-DIST	COLUMBIA MAUNEY DR PLANT	729 MAUNEY DR	COLUMBIA	SC	29201	USA	Switch	WS-C1924-EN
Ashland W/H	0137	Ashland	Ohio Valley	COLUMBUS - FISHER	COLUMBUS FISHER RD PLANT	3849 FISHER RD	COLUMBUS	OH	43228	USA	Switch	WS-C2950T-24
Ashland W/H	0137	Ashland	Ohio Valley	COLUMBUS - FISHER	COLUMBUS FISHER RD PLANT	3849 FISHER RD	COLUMBUS	OH	43228	USA	Switch	WS-C2950T-24
Ashland W/H	0139	Ashland	West	DENVER-DIST	DENVER WEST 56TH AVE PLANT	156 WEST 56TH AVE	DENVER	CO	80216	USA	Switch	WS-C3524-XL-EN
Ashland W/H	0139	Ashland	West	DENVER-DIST	DENVER WEST 56TH AVE PLANT	156 WEST 56TH AVE	DENVER	CO	80216	USA	Switch	WS-C3524-PWR-XL-EN
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Switch	WS-C1924-EN
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Switch	WS-C1924-EN
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Switch	WS-C1924-EN
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Switch	WS-C2950G-48-EI
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Switch	WS-C2950G-48-EI
Ashland W/H	0004	Ashland	North	EDMONTON PLANT	EDMONTON PLANT	1720-106 AVE	EDMONTON	ALBERTA	T6P 1X9	CANADA	Switch	WS-C1924C-EN
Ashland W/H	0004	Ashland	North	EDMONTON PLANT	EDMONTON PLANT	1720-106 AVE	EDMONTON	ALBERTA	T6P 1X9	CANADA	Switch	WS-C1924C-EN
Ashland W/H	0147	Leased	Midwest	ELKHART - 3PL	ELKHART COOPER DR WHS(3P)	3501 COOPER DR	ELKHART	IN	46514	USA	Switch	WS-C2950T-24
Ashland W/H	0088	Ashland	Ohio Valley	CINCINNATI-DIST	EVENDALE GLENDALE-MILFORD PL	2788 GLENDALE-MILFORD RD	EVENDALE	OH	45241	USA	Switch	WS-C2950T-24
Ashland W/H	0088	Ashland	Ohio Valley	CINCINNATI-DIST	EVENDALE GLENDALE-MILFORD PL	2788 GLENDALE-MILFORD RD	EVENDALE	OH	45241	USA	Switch	WS-C2950-24
Ashland W/H	0112	Leased	West	Fairfield Leased Facility		2200 Huntington Drive	FAIRFIELD	CA	94533	USA	Switch	WS-C2950T-24
Ashland W/H	0112	Ashland	West	FAIRFIELD-DIST	FAIRFIELD CROCKER CIR PLANT	2461 CROCKER CIR	FAIRFIELD	CA	94533	USA	Switch	WS-C2950T-24
Ashland W/H	0112	Ashland	West	FAIRFIELD-DIST	FAIRFIELD CROCKER CIR PLANT	2461 CROCKER CIR	FAIRFIELD	CA	94533	USA	Switch	WS-C1912C-EN
Ashland W/H	0071	Leased	West	FONTANA-DIST	FONTANA SLOVER AVE PLANT	13003 SLOVER AVE	FONTANA	CA	92337	USA	Switch	WS-C3548-XL-EN
Ashland W/H	0071	Leased	West	FONTANA-DIST	FONTANA SLOVER AVE PLANT	13003 SLOVER AVE	FONTANA	CA	92337	USA	Switch	ws-c3512-xl-en
Ashland W/H	0062	Ashland	Midwest	FRANKLIN PARK-DIST	FRANKLIN PARK WEST ADDISON PL	11524 WEST ADDISON ST	FRANKLIN PARK	IL	60131	USA	Switch	WS-C2950T-24

Category	G1 Plant#	Owner	Region	Add’l Desc	Plant Name	Address	City	State	Zip	Country	TYPE
Ashland W/H	0062	Ashland	Midwest	FRANKLIN PARK-DIST	FRANKLIN PARK WEST ADDISON PL	11524 WEST ADDISON ST	FRANKLIN PARK	IL	60131	USA	Switch	WS-C2950T-24
Ashland W/H	0156	Ashland	Ohio Valley	FREEDOM-DIST	FREEDOM WEST 4TH ST PLANT	150 WEST 4TH ST	FREEDOM	PA	15042	USA	Switch	WS-C2950C-24
Ashland W/H	0156	Ashland	Ohio Valley	FREEDOM-DIST	FREEDOM WEST 4TH ST PLANT	150 WEST 4TH ST	FREEDOM	PA	15042	USA	Switch	WS-C1924C-EN
Ashland W/H	0156	Ashland	Ohio Valley	FREEDOM-DIST	FREEDOM WEST 4TH ST PLANT	150 WEST 4TH ST	FREEDOM	PA	15042	USA	Switch	WS-C2924C-XL
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Switch	WS-2960-24PC-L
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Switch	WS-C2960-24TT-L
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Switch	WS-C2960-24PC-L
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Switch	WS-C2950-24
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Switch	WS-C2960-48PST-L
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Switch	WS-C2950T-24
Ashland W/H	0058	Ashland	Ohio Valley	GROVE CITY-DIST	GROVE CITY SOUTHWEST BLVD PL	3250 SOUTHWEST BLVD	GROVE CITY	OH	43123	USA	Switch	WS-C2950SX-24
Ashland W/H	0058	Ashland	Ohio Valley	GROVE CITY-DIST	GROVE CITY SOUTHWEST BLVD PL	3250 SOUTHWEST BLVD	GROVE CITY	OH	43123	USA	Switch	WS-C2950SX-24
Ashland W/H	0058	Ashland	Ohio Valley	GROVE CITY-DIST	GROVE CITY SOUTHWEST BLVD PL	3250 SOUTHWEST BLVD	GROVE CITY	OH	43123	USA	Switch	WS-C2950-24
Ashland W/H	0084	Ashland	West	HOUSTON-DIST	HOUSTON OLD GALVESTON RD PL	8901 OLD GALVESTON RD	HOUSTON	TX	77034	USA	Switch	WS-C2950SX-24
Ashland W/H	0084	Ashland	West	HOUSTON-DIST	HOUSTON OLD GALVESTON RD PL	8901 OLD GALVESTON RD	HOUSTON	TX	77034	USA	Switch	WS-C2950SX-24
Ashland W/H	0084	Ashland	West	HOUSTON-DIST	HOUSTON OLD GALVESTON RD PL	8901 OLD GALVESTON RD	HOUSTON	TX	77034	USA	Switch	WS-C2950SX-24
Ashland W/H	0111	Leased	Midwest	KANSAS CITY-PLASTICS (SWARTZ)	KANSAS CITY SWARTZ RD PLANT	5022 SWARTZ RD	KANSAS CITY	KS	66106	USA	Switch	WS-C2950T-24
Ashland W/H	0163	Ashland	Midwest	KANSAS CITY - DIST (SPEAKER)	KANSAS CITY SPEAKER RD PLANT	5420 SPEAKER RD	KANSAS CITY	KS	66106	USA	Switch	WS-C2950T-24
Ashland W/H	0163	Ashland	Midwest	KANSAS CITY - DIST (SPEAKER)	KANSAS CITY SPEAKER RD PLANT	5420 SPEAKER RD	KANSAS CITY	KS	66106	USA	Switch	WS-C2950T-24
Ashland W/H	0166	Ashland	East Coast	KNOXVILLE-DIST	KNOXVILLE NATIONAL DR PLANT	5263 NATIONAL DR	KNOXVILLE	TN	37914	USA	Switch	WS-C1924-EN
Ashland W/H	0074	Ashland	North	LANSING-DIST	LANSING TURNER ST PLANT	2011 TURNER ST	LANSING	MI	48906	USA	Switch	WS-C2950T-24
Ashland W/H	0106	Ashland	Ohio Valley	LOUISVILLE-DIST	LOUISVILLE ALGONQUIN PKWY PL	4185 ALGONQUIN PKWY	LOUISVILLE	KY	40211	USA	Switch	WS-C1924C-EN
Ashland W/H	0106	Ashland	Ohio Valley	LOUISVILLE-DIST	LOUISVILLE ALGONQUIN PKWY PL	4185 ALGONQUIN PKWY	LOUISVILLE	KY	40211	USA	Switch	WS-C1924C-EN
Ashland W/H	0174	Ashland	Southeast	MEMPHIS-DIST & VALVOLINE DIRECT MKT	MEMPHIS CHANNEL AVE PLANT	2351 CHANNEL AVE	MEMPHIS	TN	38113	USA	Switch	WS-C1924-EN
Ashland W/H	0174	Ashland	Southeast	MEMPHIS-DIST & VALVOLINE DIRECT MKT	MEMPHIS CHANNEL AVE PLANT	2351 CHANNEL AVE	MEMPHIS	TN	38113	USA	Switch	WS-C2950-24
Ashland W/H	0174	Ashland	Southeast	MEMPHIS-DIST & VALVOLINE DIRECT MKT	MEMPHIS CHANNEL AVE PLANT	2351 CHANNEL AVE	MEMPHIS	TN	38113	USA	Switch	WS-C2950-24
Ashland W/H	0175	Ashland	Midwest	MENASHA-DIST	MENASHA MADISON ST PLANT	204 MADISON ST	MENASHA	WI	54952	USA	Switch	WS-C1924-EN
Ashland W/H	0176	Ashland	Southeast	MIAMI-DIST	MIAMI NORTHEAST 181ST ST PL	200 NORTHEAST 181ST ST	MIAMI	FL	33162	USA	Switch	WS-C1924C-EN
Ashland W/H	0176	Ashland	Southeast	MIAMI-DIST	MIAMI NORTHEAST 181ST ST PL	200 NORTHEAST 181ST ST	MIAMI	FL	33162	USA	Switch	WS-C1924C-EN
Ashland W/H	0176	Ashland	Southeast	MIAMI-DIST	MIAMI NORTHEAST 181ST ST PL	200 NORTHEAST 181ST ST	MIAMI	FL	33162	USA	Switch	WS-C1924C-EN
Ashland W/H	0177	Ashland	West	MIDLAND-DIST	MIDLAND COUNTY RD WEST 127 PL	10919 COUNTY RD WEST 127	MIDLAND	TX	79711	USA	Switch	WS-C1924-EN
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C3750-48PS-E

Category	G1 Plant#	Owner	Region	Add’l Desc	Plant Name	Address	City	State	Zip	Country	TYPE
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C1912C-EN
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C2950T-24
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C2950T-24
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C3550-12G
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C3560-48PS-S
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C3560-48PS-S
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C3560-48PS-S
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C3560-48PS-S
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C3524-XL
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C3524-XL
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C3524-XL
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Switch	WS-C3524-XL
3rd Party W/H*	0047	Public	North	KTN WHS(3P)	KTN MISSISSAUGA WHS 3P	6660 FINANCIAL DR	MISSISSAUGA	ONTARIO	L5N 7J6	CANADA	Switch	WS-C2950-24
Ashland W/H	0114	Ashland	Southeast	MOBILE-DIST	MOBILE WESTERN DR PLANT	701 WESTERN DR	MOBILE	AL	36607	USA	Switch	WS-C2950T-24
Ashland W/H	0008	Leased	North	MONTREAL PLANT	MONTREAL PLANT	10515 RUE NOTRE DAME	MONTREAL	QUEBEC	H1B 2V1	CANADA	Switch	WS-C3548-XL-EN
Ashland W/H	0008	Leased	North	MONTREAL PLANT	MONTREAL PLANT	10515 RUE NOTRE DAME	MONTREAL	QUEBEC	H1B 2V1	CANADA	Switch	WS-C3524-XL-EN
Ashland W/H	0008	Leased	North	MONTREAL PLANT	MONTREAL PLANT	10515 RUE NOTRE DAME	MONTREAL	QUEBEC	H1B 2V1	CANADA	Switch	WS-C2950SX-24
Ashland W/H	0008	Leased	North	MONTREAL PLANT	MONTREAL PLANT	10515 RUE NOTRE DAME	MONTREAL	QUEBEC	H1B 2V1	CANADA	Switch	WS-C1924C-EN
Ashland W/H	0138	Ashland	Ohio Valley	DAYTON-ES	DAYTON SPRINGBORO WEST PLANT	2854 SPRINGBORO WEST	MORAINE	OH	45439	USA	Switch	WS-C2950T-24
Ashland W/H	0081	Ashland	East Coast	MORRISVILLE-DIST	MORRISVILLE NEWFORD MILL RD PL	1101 NEWFORD MILL RD	MORRISVILLE	PA	19067	USA	Switch	WS-C2950SX-24
Ashland W/H	0081	Ashland	East Coast	MORRISVILLE-DIST	MORRISVILLE NEWFORD MILL RD PL	1101 NEWFORD MILL RD	MORRISVILLE	PA	19067	USA	Switch	WS-C2950SX-24
Ashland W/H	0081	Ashland	East Coast	MORRISVILLE-DIST	MORRISVILLE NEWFORD MILL RD PL	1101 NEWFORD MILL RD	MORRISVILLE	PA	19067	USA	Switch	WS-C2950SX-24
Ashland W/H	0081	Ashland	East Coast	MORRISVILLE-DIST	MORRISVILLE NEWFORD MILL RD PL	1101 NEWFORD MILL RD	MORRISVILLE	PA	19067	USA	Switch	WS-C2950T-24
Ashland W/H	0178	Ashland	Southeast	NASHVILLE-DIST	NASHVILLE CLIFTON AVE PLANT	2309 & 2315 CLIFTON AVE	NASHVILLE	TN	37209	USA	Switch	WS-C1912-EN
Ashland W/H	0178	Leased	Southeast	Nashville Leased		2400 Clifton Avenue	NASHVILLE	TN	37209	USA	Switch	WS-C1912-EN
Ashland W/H	0178	Ashland	Southeast	NASHVILLE-DIST	NASHVILLE CLIFTON AVE PLANT	2309 & 2315 CLIFTON AVE	NASHVILLE	TN	37209	USA	Switch	Cisco 1900
3rd Party W/H*A149	0069	Public	West	PORTLAND-LOGISCO	PORTLAND NORTH LEADBETTER WHS	7409 NORTH LEADBETTER	PORTLAND	OR	97203	USA	Switch	WS-C2950-24
3rd Party W/H*A149	0069	Public	West	PORTLAND-LOGISCO	PORTLAND NORTH LEADBETTER WHS	7409 NORTH LEADBETTER	PORTLAND	OR	97203	USA	Switch	WS-C2950-24
Ashland W/H	0009	Leased	North	VANCOUVER PLANT	RICHMOND PLANT	100 - 2060 VICEROY PLACE	RICHMOND	BRITISH COLUMBIA	V6V 1Y9	CANADA	Switch	WS-C2950T-24
Ashland W/H	0009	Leased	North	VANCOUVER PLANT	RICHMOND PLANT	100 - 2060 VICEROY PLACE	RICHMOND	BRITISH COLUMBIA	V6V 1Y9	CANADA	Switch	WS-C2950T-24
Ashland W/H	0187	Ashland	Midwest	SAINT LOUIS - POLK	SAINT LOUIS POLK ST PLANT	7710 POLK ST	SAINT LOUIS	MO	63111	USA	Switch	WS-C2950T-24
Ashland W/H	0187	Ashland	Midwest	SAINT LOUIS - POLK	SAINT LOUIS POLK ST PLANT	7710 POLK ST	SAINT LOUIS	MO	63111	USA	Switch	WS-C2960-24TT-L
Ashland W/H	0107	Ashland	Midwest	ST PAUL-DIST	ST PAUL JAMES AVE PLANT	395 JAMES AVE	SAINT PAUL	MN	55102	USA	Switch	WS-C2950T-24

Category	G1 Plant#	Owner	Region	Add’l Desc	Plant Name	Address	City	State	Zip	Country	TYPE
						1851 EAST FIRST ST, SUITE 700	SANTA ANA	CA		USA	Switch	WS-C2950SX-24
						1851 EAST FIRST ST, SUITE 700	SANTA ANA	CA		USA	Switch	WS-C2950T-24
Ashland W/H	0190	Ashland	Southeast	SAVANNAH-DIST	SAVANNAH TELFAIR RD PLANT	400 TELFAIR RD	SAVANNAH	GA	31401	USA	Switch	WS-C2950G-24-EI
Ashland W/H	0190	Ashland	Southeast	SAVANNAH-DIST	SAVANNAH TELFAIR RD PLANT	400 TELFAIR RD	SAVANNAH	GA	31401	USA	Switch	WS-C2950G-24-EI
Ashland W/H	0190	Ashland	Southeast	SAVANNAH-DIST	SAVANNAH TELFAIR RD PLANT	400 TELFAIR RD	SAVANNAH	GA	31401	USA	Switch	WS-C2950G-24-EI
Ashland W/H	0065	Ashland	Midwest	SHAKOPEE-DIST	SHAKOPEE S VALLEY IND PLANT	4471 S VALLEY INDUSTRIAL BLVD	SHAKOPEE	MN	55379	USA	Switch	WS-C1924C-EN
Ashland W/H	0065	Ashland	Midwest	SHAKOPEE-DIST	SHAKOPEE S VALLEY IND PLANT	4471 S VALLEY INDUSTRIAL BLVD	SHAKOPEE	MN	55379	USA	Switch	WS-C1924C-EN
Ashland W/H	0191	Ashland	Midwest	South Bend		1817 1/2 West Indiana Avenue	South Bend	IN	46613	USA	Switch	WS-C2950-24
					Ashland Plastics Deutschland	Office Center Weilimdorf, Mittlerer Pfad 4	Stuttgart		70499	Germany	Switch	WS-C1924C-EN
Ashland W/H	0079	Ashland	Southeast	TAMPA-DIST	TAMPA W HANNA AVE PLANT	5125 W HANNA AVE	TAMPA	FL	33634	USA	Switch	WS-C2950T-24
Ashland W/H	0087	Ashland	East Coast	TEWKSBURY-DIST	TEWKSBURY MAIN ST PLANT	400 MAIN ST	TEWKSBURY	MA	01876	USA	Switch	WS-C2924C-XL-EN
Ashland W/H	0087	Ashland	East Coast	TEWKSBURY-DIST	TEWKSBURY MAIN ST PLANT	400 MAIN ST	TEWKSBURY	MA	01876	USA	Switch	WS-C1924C-EN
Ashland W/H	0087	Ashland	East Coast	TEWKSBURY-DIST	TEWKSBURY MAIN ST PLANT	400 MAIN ST	TEWKSBURY	MA	01876	USA	Switch	WS-C1924C-EN
Ashland W/H	0080	Ashland	North	TONAWANDA-DIST	TONAWANDA RIVER RD (REAR) PL	3701 RIVER RD (REAR)	TONAWANDA	NY	14150	USA	Switch	WS-C1924C-EN
Ashland W/H	0080	Ashland	North	TONAWANDA-DIST	TONAWANDA RIVER RD (REAR) PL	3701 RIVER RD (REAR)	TONAWANDA	NY	14150	USA	Switch	WS-C1924C-EN
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Switch	WS-C3512-XL-EN
Ashland W/H	0197	Ashland	West	TULSA-DIST	TULSA W 21ST ST PLANT	3535 W 21ST ST	TULSA	OK	74107	USA	Switch	WS-C1924-EN
Ashland W/H	0075	Ashland	Ohio Valley	TWINSBURG-DIST (HIGHLAND)	TWINSBURG EAST HIGHLAND RD PL	1610 EAST HIGHLAND RD	TWINSBURG	OH	44087	USA	Switch	WS-C2950T
Ashland W/H	0076	Leased	Ohio Valley	TWINSBURG-DIST (ENTERPRISE)	TWINSBURG ENTERPRISE PKWY PL	1842 ENTERPRISE PKWY	TWINSBURG	OH	44087	USA	Switch	WS-C1924C-EN
Ashland W/H	0076	Leased	Ohio Valley	TWINSBURG-DIST (ENTERPRISE)	TWINSBURG ENTERPRISE PKWY PL	1842 ENTERPRISE PKWY	TWINSBURG	OH	44087	USA	Switch	WS-C1924C-EN
Ashland W/H	0060	Ashland	North	WARREN-DIST	WARREN TOEPFER RD PLANT	12005 TOEPFER RD	WARREN	MI	48089	USA	Switch	WS-C3548-XL-EN
Ashland W/H	0060	Ashland	North	WARREN-DIST	WARREN TOEPFER RD PLANT	12005 TOEPFER RD	WARREN	MI	48089	USA	Switch	WS-C3524-XL-EN
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Switch	WS-C2950G-24
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Switch	WS-C3550-24
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Switch	WS-C2950SX-48-SI
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Switch	WS-C3508G-XL
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Switch	WS-C2960-24TC-L
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Switch	WS-C2960-24TC-L
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Switch	WS-C2950-24
Ashland W/H	0010	Ashland	North	WINNIPEG PLANT	WINNIPEG PLANT	1591 DUGALD RD	WINNIPEG	MANITOBA	R2J 0H3	CANADA	Switch	WS-C2950-24
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Switch	WS-C3548-XL-EN
Ashland W/H	0131	Ashland	East Coast	CARTERET - DIST	CARTERET ROOSEVELT AVE PLANT	350 ROOSEVELT AVE	CARTERET	NJ	07008	USA	Wireless AP	AIR-AP1131AG
Ashland W/H	0082	Ashland	East Coast	CHARLOTTE - DIST	CHARLOTTE GLENWOOD DR PLANT	3930 GLENWOOD DR	CHARLOTTE	NC	28208	USA	Wireless AP	AIR-AP1131AG
Ashland W/H	0082	Ashland	East Coast	CHARLOTTE - DIST	CHARLOTTE GLENWOOD DR PLANT	3930 GLENWOOD DR	CHARLOTTE	NC	28208	USA	Wireless AP	AIR-AP1131AG

Category	G1 Plant#	Owner	Region	Add’l Desc	Plant Name	Address	City	State	Zip	Country	TYPE
Ashland W/H	0056	Ashland	Southeast	ATLANTA-DIST	ATLANTA NORTHEAST EXPY PL	4550 NORTHEAST EXPY	DORAVILLE	GA	30340	USA	Wireless AP	AIR-AP1131AG
Ashland W/H	0112	Ashland	West	FAIRFIELD-DIST	FAIRFIELD CROCKER CIR PLANT	2461 CROCKER CIR	FAIRFIELD	CA	94533	USA	Wireless AP	AIR-AP1131AG
Ashland W/H	0071	Leased	West	FONTANA-DIST	FONTANA SLOVER AVE PLANT	13003 SLOVER AVE	FONTANA	CA	92337	USA	Wireless AP	AIR-AP1131AG
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Wireless AP	AIR-AP1242AG
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Wireless AP	AIR-AP1242AG
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Wireless AP	AIR-AP1242AG
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Wireless AP	AIR-AP1242AG
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Wireless AP	AIR-AP1242AG
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Wireless AP	AIR-AP1242AG
Ashland W/H	0174	Ashland	Southeast	MEMPHIS-DIST & VALVOLINE DIRECT MKT	MEMPHIS CHANNEL AVE PLANT	2351 CHANNEL AVE	MEMPHIS	TN	38113	USA	Wireless AP	AIR-AP1131AG
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Wireless AP	AIR-AP1231G
Ashland W/H**	0002	Ashland	North	MISSISSAUGA SOUTH PLANT	MISSISSAUGA SOUTH PLANT	2620 ROYAL WINDSOR DR	MISSISSAUGA	ONTARIO	L5J 4E7	CANADA	Wireless AP	AIR-AP1230A
Ashland W/H	0081	Ashland	East Coast	MORRISVILLE-DIST	MORRISVILLE NEWFORD MILL RD PL	1101 NEWFORD MILL RD	MORRISVILLE	PA	19067	USA	Wireless AP	AIR-AP1131AG
Ashland W/H	0081	Ashland	East Coast	MORRISVILLE-DIST	MORRISVILLE NEWFORD MILL RD PL	1101 NEWFORD MILL RD	MORRISVILLE	PA	19067	USA	Wireless AP	AIR-AP1131AG
Ashland W/H	0081	Ashland	East Coast	MORRISVILLE-DIST	MORRISVILLE NEWFORD MILL RD PL	1101 NEWFORD MILL RD	MORRISVILLE	PA	19067	USA	Wireless AP	AIR-AP1131AG
Ashland W/H	0087	Ashland	East Coast	TEWKSBURY-DIST	TEWKSBURY MAIN ST PLANT	400 MAIN ST	TEWKSBURY	MA	01876	USA	Wireless AP	AIR-AP1131AG
Ashland W/H	0075	Ashland	Ohio Valley	TWINSBURG-DIST (HIGHLAND)	TWINSBURG EAST HIGHLAND RD PL	1610 EAST HIGHLAND RD	TWINSBURG	OH	44087	USA	Wireless AP	AIR-AP1242AG
Ashland W/H	0075	Ashland	Ohio Valley	TWINSBURG-DIST (HIGHLAND)	TWINSBURG EAST HIGHLAND RD PL	1610 EAST HIGHLAND RD	TWINSBURG	OH	44087	USA	Wireless AP	AIR-AP1242AG
Ashland W/H	0075	Ashland	Ohio Valley	TWINSBURG-DIST (HIGHLAND)	TWINSBURG EAST HIGHLAND RD PL	1610 EAST HIGHLAND RD	TWINSBURG	OH	44087	USA	Wireless AP	AIR-AP1242AG
Ashland W/H	0075	Ashland	Ohio Valley	TWINSBURG-DIST (HIGHLAND)	TWINSBURG EAST HIGHLAND RD PL	1610 EAST HIGHLAND RD	TWINSBURG	OH	44087	USA	Wireless AP	AIR-AP1242AG
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Wireless AP	AIR-AP1131AG
Ashland W/H**	0077	Ashland	Midwest	WILLOW SPRINGS-DIST	WILLOW SPRINGS 8500 PLANT	8500 SOUTH WILLOW SPRINGS RD	WILLOW SPRINGS	IL	60480	USA	Wireless AP	AIR-AP1131AG
Ashland W/H	0136	Leased	West	CLEARFIELD-DIST	CLEARFIELD FREEPORT CTR PLANT	FREEPORT CENTER, BUILDING 12	CLEARFIELD	UT	84016	USA	Wireless Bridge	Aironet 340
Ashland W/H	0136	Leased	West	CLEARFIELD-DIST	CLEARFIELD FREEPORT CTR PLANT	FREEPORT CENTER, BUILDING 12	CLEARFIELD	UT	84016	USA	Wireless Bridge	Aironet 340
Ashland W/H	0137	Ashland	Ohio Valley	COLUMBUS - FISHER	COLUMBUS FISHER RD PLANT	3849 FISHER RD	COLUMBUS	OH	43228	USA	Wireless Bridge	ciscobr500e
Ashland W/H	0137	Ashland	Ohio Valley	COLUMBUS - FISHER	COLUMBUS FISHER RD PLANT	3849 FISHER RD	COLUMBUS	OH	43228	USA	Wireless Bridge	ciscobr500e
Ashland W/H	0112	Leased	West	Fairfield Leased Facility		2200 Huntington Drive	FAIRFIELD	CA	94533	USA	Wireless Bridge	BR500e
Ashland W/H	0112	Ashland	West	FAIRFIELD-DIST	FAIRFIELD CROCKER CIR PLANT	2461 CROCKER CIR	FAIRFIELD	CA	94533	USA	Wireless Bridge	BR500e
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Wireless Bridge	Cisco 1240 wireles bridge
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Wireless Bridge	Cisco 1240 wireles bridge
Ashland W/H	0083	Ashland	West	GARLAND-DIST	GARLAND WOOD ROAD PLANT	3101 WOOD DRIVE	GARLAND	TX	75041	USA	Wireless Bridge	Cisco 1240 wireles bridge
Ashland W/H	0178	Ashland	Southeast	NASHVILLE-DIST	NASHVILLE CLIFTON AVE PLANT	2309 & 2315 CLIFTON AVE	NASHVILLE	TN	37209	USA	Wireless Bridge	CISCO AIRONET 340
Ashland W/H	0178	Leased	Southeast	Nashville Leased		2400 Clifton Avenue	NASHVILLE	TN	37209	USA	Wireless Bridge	CISCO AIRONET 340

Data Center Hardware and Software

Site	Address	City	State	Zip	Country	TYPE	MODEL
Lexington Campus	3475 Blazer Parkway	Lexington	KY	40509	US	Software	Oracle Enterpise Edition DB Licenses (3) DB 2yr term, (100) NUP 2yr term, (6) perpetual DB, (40) perpetual NUP, (1) partition, (20) NUP partition
Lexington Campus	3475 Blazer Parkway	Lexington	KY	40509	US	Storage	EMC NS-480
Dublin Campus	5200 Blazer Parkway	Dublin	OH	43017	US	Storage	EMC NS-480
Lexington Campus	3475 Blazer Parkway	Lexington	KY	40509	US	Software	Citrix Concurrent User Licenses (25)
Lexington Campus	3475 Blazer Parkway	Lexington	KY	40509	US	Software	IBM Lotus Domino Enterprise Client Access (1849 Licenses)
Lexington Campus	3475 Blazer Parkway	Lexington	KY	40509	US	Software	BMC Control-M Licenses 1(Distributed) 1(Enterprise Manager) 20(Full Admin User)
Lexington Campus	3475 Blazer Parkway	Lexington	KY	40509	US	Software	Revelation Concepts Rev-Trac Licenses 3(R/3) 3(BI) 3(HCM)
Lexington Campus	3475 Blazer Parkway	Lexington	KY	40509	US	Software	2008 User CAL’s (2168)

Application Software

SOFTWARE VENDOR	LICENSE TYPE	LICENSE COUNT/METRICS	TRANSFER COMMENTS

SAP America, Inc. 1001 Summit Bvld. Suite 2100 Atlanta, GA 30319	mySAP Business Suite - Professional User Licenses	Up to 1199	The transfer of these licenses is contingent upon Buyer executing a mutually agreeable license agreement with SAP prior to the transfer.

SAP America, Inc. 1001 Summit Bvld. Suite 2100 Atlanta, GA 30319	mySAP Business Suite - Limited Professional User Licenses	Up to 457	The transfer of these licenses is contingent upon Buyer executing a mutually agreeable license agreement with SAP prior to the transfer.

SAP America, Inc. 1001 Summit Bvld. Suite 2100 Atlanta, GA 30319	mySAP Business Suite - Employee Self Service User Licenses	Up to 576	The transfer of these licenses is contingent upon Buyer executing a mutually agreeable license agreement with SAP prior to the transfer.

SAP America, Inc. 1001 Summit Bvld. Suite 2100 Atlanta, GA 30319	mySAP Business Suite - Developer User Licenses	Up to 5	The transfer of these licenses is contingent upon Buyer executing a mutually agreeable license agreement with SAP prior to the transfer.

InterGis LLC 152 Winsted Road Torrington, CT	Intergis VCR (Visual control room) system	Entire agreement	An addendum was signed in December 2010 that allows the license agreement to be transferred to Buyer. Buyer will need to establish a relationship with Intergis through a master agreement prior to the transfer.

SunGard AvantGard 600 Lanidex Plaza Parsippany NJ 07054 Telephone: 973-463-3698	Getpaid Full Named User Licenses	Up to 47

The transfer of these licenses is contingent upon Buyer executing a mutually agreeable license agreement with Sungard prior to the transfer.

Sungard has granted Ashland a 6-month TSA period, then the licenses must be transfered or use of the licenses must end. There will be a cost to migrate.

SOFTWARE VENDOR	LICENSE TYPE	LICENSE COUNT/METRICS	TRANSFER COMMENTS

GP Solutions, Inc James Brenza, CEO 201 North Charles Street Suite 2406 Baltimore, MD 21201	GP Mate	< 5 sites	All AD sites using GP Mate at the time of closing will have the license transferred

Infor Global Solutions (Michigan), Inc. (through acquisition of SCT Manufacturing & Distribution Systems, Inc.)	Infor Advanced Planning & Scheduling - Collaborative Demand Planning	1 Standalone-Server 4 Power Users	The transfer of these licenses is contingent upon Buyer executing a mutually agreeable license agreement with Infor prior to the transfer. This transfer was originally required by the vendor to occur at the time of closing. Internal delays by the vendor has pushed this to post-close . The vendor will provide Ashland a letter permitting transition services with the software until the agreement is finalized with Buyer.

Infor Global Solutions (Michigan), Inc. (through acquisition of SCT Manufacturing & Distribution Systems, Inc.)	Infor Advanced Planning & Scheduling - Advanced Planner 64 Multi-Plant Optimization	1 Server 1 Power User	The transfer of these licenses is contingent upon Buyer executing a mutually agreeable license agreement with Infor prior to the transfer. This transfer was originally required by the vendor to occur at the time of closing. Internal delays by the vendor has pushed this to post-close . The vendor will provide Ashland a letter permitting transition services with the software until the agreement is finalized with Buyer.

SCHEDULE C

Function	Title/Role
Accounts Payable	Processor A
Accounts Payable	Processor B
Accounts Payable	Processor Senior
Accounts Payable	Processor Lead
Accounts Payable	Processor Supervisor

Master Data	Technician A
Master Data	Technician B
Master Data	Technician Senior
Master Data	Technician Lead

C-1

Schedule D

Billings by Ashland to Recipient – US & Canada

Section	Service	Billing Entity	US Dollar Amount	Billing Currency	Fixed Annual Fee
	Finance
1.1	Benefit Accounting	Ashland Inc.	Hourly Rate	USD	Hourly Rate
1.2	Controller-General Accounting	Ashland Inc.	$312,000	USD	$312,000
1.3	Corporate Accounting	Ashland Inc.	Hourly Rate	USD	Hourly Rate
1.4	External Reporting	Ashland Inc.	Hourly Rate	USD	Hourly Rate
1.5	Property Accounting	Ashland Inc.	$54,000	USD	$54,000
1.6	Controller - Canada	Ashland Inc.	$18,000	USD	$18,000
1.7	Controller - Mexico	Ashland Inc.	$60,000	USD	$60,000

		Subtotal	$444,000

	Treasury
2.1	Cash Application North America	Ashland Inc.	$116,000	USD	$116,000
2.2	Cash Management North America, EMEA	Ashland Inc.	$323,600	USD	$323,600
2.3	Debt/Intercompany Loan - North America, EMEA	Ashland Inc.	$28,000	USD	$28,000
2.4	Financial Risk Management - North America, EMEA	Ashland Inc.	$39,000	USD	$39,000
2.5	Investments - North America, EMEA	Ashland Inc.	$18,500	USD	$18,500
2.6	Letters of Credit - Global except for Russia	Ashland Inc.	$31,900	USD	$31,900
2.7	Intercompany Netting - Global	Ashland Inc.	$24,600	USD	$24,600

		Subtotal	$581,600

	Tax
3.1	Tax Advisor	Ashland Inc.	$317,000	USD	$317,000

3.2	Tax Training	Ashland Inc.	Hourly Rate	USD	Hourly Rate

		Subtotal	$317,000

	Supply Chain
4.1	SC - Accounts Payable	Ashland Inc.	$1,334,864	USD	$1,334,864
4.2	SC - Engineering	Ashland Inc.	Hourly Rate	USD	Hourly Rate
4.3.1	Indirect - Travel	Ashland Inc.	$68,010	USD	$68,010
4.3.2	Indirect - Procurement Operations	Ashland Inc.	$58,295	USD	$58,295
4.3.3	Indirect - Packaging	Ashland Inc.	$58,295	USD	$58,295
4.3.4	Indirect - MRO/Services/CAPEX	Ashland Inc.	$369,199	USD	$369,199
4.3.5	Indirect - IT	Ashland Inc.	$58,295	USD	$58,295
4.3.6	Indirect - Freight	Ashland Inc.	$320,620	USD	$320,620
4.3.7	Indirect - Energy Management	Ashland Inc.	$9,716	USD	$9,716
4.3.8	Indirect - Corporate Card Services	Ashland Inc.	$29,147	USD	$29,147
4.4.1	Logistics - Regional Logistics Support	Ashland Inc.	$164,049	USD	$164,049
4.4.2	Logistics - Fuel Management of Auto Fleet using Wright Express Fuel Cards	Ashland Inc.	Hourly Rate	USD	Hourly Rate
4.4.3	Logistics - DOT Compliance Consulting Service	Ashland Inc.	$24,897	USD	$24,897
4.4.4	Logistics - Auto Fleet Management Using Lease Plan	Ashland Inc.	$46,759	USD	$46,759
4.4.5	Logistics - Transactional Support and Execution	Ashland Inc.	$18,385	USD	$18,385
4.4.6	Logistics - Cycle Count Support and Execution	Ashland Inc.	$18,385	USD	$18,385
4.4.7	Logistics - Auditing and SOX	Ashland Inc.	$18,385	USD	$18,385
4.5	SC - Master Data	Ashland Inc.	$1,136,417	USD	$1,136,417
4.6.1	E-Commerce	Ashland Inc.	$160,000	USD	$160,000
4.6.2	OTC Salesforce.com	Ashland Inc.	$69,000	USD	$69,000
4.6.3	OTC Import/Export	Ashland Inc.	Hourly Rate	USD	Hourly Rate

4.7.1	Security - UL Approved 24/7 Emergency Reporting and Alarm Monitoring (1-855-NEXEO4U)	Ashland Inc.	$315,295	USD	$315,295
4.7.2	Security - Emergency / Incident Response and Confidential Investigations	Ashland Inc.	$102,586	USD	$102,586
4.7.3	Security - 24/7 Government Security Program Coordination and Responsible Care (SME)	Ashland Inc.	$40,862	USD	$40,862
4.7.4	Security - 24/7 Dublin Campus Security Management	Ashland Inc.	$158,578	USD	$158,578
4.7.5	Security - Technical Support / Equipment Installation and Maintenance	Ashland Inc.	$59,976	USD	$59,976
4.8	Lab Services	Ashland Inc.	Per Price List	USD	Per Price List

		Subtotal	$4,640,015

	EH&S
5.1	Non-SAP / Mgt Systems and Reporting	Ashland Inc.	$524,864	USD	$524,864
5.2	SAP	Ashland Inc.	$438,067	USD	$438,067
5.3	Subject Matter Experts	Ashland Inc.	$286,000	USD	$286,000
5.4	Emergency Response	Ashland Inc.	$32,000	USD	$32,000
5.5	Training	Ashland Inc.	Hourly Rate	USD	Hourly Rate
5.7	Database Management	Ashland Inc.	Hourly Rate	USD	Hourly Rate
5.8	General	Ashland Inc.	Hourly Rate	USD	Hourly Rate

		Subtotal	$1,280,931

	HR
6.1	US - Employee Relation Support	Ashland Inc.	$111,723	USD	$111,723
6.2	US - Global Compensation	Ashland Inc.	$193,841	USD	$193,841
6.3	US - HR Service Center - Benefits and Executive Compensation	Ashland Inc.	$304,629	USD	$304,629

6.4	US - HR Service Center - Master Data	Ashland Inc.	$224,018	USD	$224,018
6.5	US - HR Service Center - Payroll	Ashland Inc.	$237,692	USD	$237,692
6.6	US - HR Service Center- Call Center	Ashland Inc.	$155,445	USD	$155,445
6.7	US - Medical Affairs	Ashland Inc.	$114,156	USD	$114,156
6.8	US - Talent Management - Recruiting	Ashland Inc.	$77,712	USD	$77,712
6.9	US - Talent Mgmt - (LMS only)	Ashland Inc.	$39,161	USD	$39,161
6.16	Canada HR Support	Ashland Inc.	$111,237	CAD	$108,000

		Subtotal	$1,569,614

	Corporate Real Estate
7.1	Lease/Fee Property Administration	Ashland Inc.	$26,000	USD	$26,000

		Subtotal	$26,000

	Office Space
8.2	US - Wilmington	Ashland Inc.	$24,000	USD	$24,000
8.3.5	Office Space - Mississauga, Canada	Ashland Inc.	$160,676	CAD	$156,000

		Subtotal	$184,676

	IT
15.1.1	Email & Calendaring Infrastructure & Services	Ashland Inc.	$200,000	USD	$200,000
15.1.2	Data, Voice & EUC Infrastructure & Services	Ashland Inc.	$4,851,123	USD	$4,851,123
15.1.3	HR (HR4U) Application & Infrastructure	Ashland Inc.	$480,094	USD	$480,094
15.1.4	SFDC Application (SFDC-only support)	Ashland Inc.	$118,000	USD	$118,000

15.1.5	Global Applications Support (G2, bolt-ons, other)	Ashland Inc.	$8,342,000	USD	$8,342,000
15.1.5	Incremental Support for G2	Ashland Inc.	$600,000	USD	$600,000
15.1.6	Global Applications Infrastructure	Ashland Inc.	$2,773,570	USD	$2,773,570

		Subtotal	$17,364,787

		Subtotals
		US Total (excluding rent)	$26,112,710		$26,112,710
		US Rent (Wilmington)	$24,000		$24,000
		Canada Total (excluding rent)	$111,237		$108,000
		Canada Rent	$160,676		$156,000

Billings by Ashland to Recipient – Mexico

Section	Service	Billing Entity	US Dollar Amount	Billing Currency	Fixed Annual Fee
	HR
6.12	Mexico - HR Payroll	Ashland Chemical de Mexico	0	MXN

		Subtotal	0

	Mexico Adminstrative Services
9.1	Mexico - F&C	Ashland Chemical de Mexico	$94,682	MXN	$1,152,000
9.2	Mexico - OTC	Ashland Chemical de Mexico	$23,671	MXN	$288,000
9.3 -9.7	Mexico - Human Resources	Ashland Chemical de Mexico	$6,082	MXN	$74,000

		Subtotal	$124,435

		Subtotals
		Mexico Total	$124,435		$1,514,000

Billings by Ashland to Recipient – China & Singapore

Section	Service	Billing Country	Billing Entity	US Dollar Amount	Billing Currency	Fixed Annual Fee
	Treasury
2.8	China	China	Ashland China Holdings Company	$52,500	CNY	¥345,450
2.9	Singapore	Singapore	Ashland China Holdings Company	$10,500	CNY	¥69,090

			Subtotal	$63,000

	HR
6.15	Asia Pacific	China	Ashland China Holdings Company	$40,000	CNY	¥263,200

			Subtotal	$40,000

	China Services
14.2	China - Finance	China	Ashland China Holdings Company	$120,000	CNY	¥789,600
14.3	China - EH&S	China	Ashland China Holdings Company	$33,000	CNY	¥217,140
14.4	China - Administration	China	Ashland China Holdings Company	$5,040	CNY	¥33,163
14.5	China - Office Rent	China	Ashland China Holdings Company	$28,800	CNY	¥189,504
14.6	China - Supply Chain Logistics	China	Ashland China Holdings Company	$30,000	CNY	¥197,400

14.7	China - Supply Chain Order to Cash	China	Ashland China Holdings Company	$30,000	CNY	¥197,400
4.5	Master Data - China Charge	China	Ashland China Holdings Company	$19,712	CNY	¥129,707

			Subtotal	$266,552

			Subtotals
			China Total	$340,752		¥2,242,150
			China Rent	$28,800		¥189,504

Billings by Ashland to Recipient – EMEA

Section	Service	Billing Country	Billing Entity	US Dollar Amount	Billing Currency	Fixed Annual Fee
	Supply Chain
4.1.1	SC - Accounts Payable	Netherlands	Ashland Services, BV	$255,566	Euro	181,452	€
4.5	SC - Master Data	Netherlands	Ashland Services, BV	$216,210	Euro	153,509	€
4.6.4	OTC EMEA	Netherlands	Ashland Services, BV	$54,172	Euro	38,462	€
4.6.5	OTC EMEA	Netherlands	Ashland Services, BV	$140,366	Euro	99,660	€

				$666,314

	EH&S
5.8	EMEA	Netherlands	Ashland Services, BV	$168,000	Euro	119,280	€

			Subtotal	$168,000

	EMEA Services
10.1	Controller - General Accounting	Netherlands	Ashland Services, BV	$612,676	Euro	435,000	€
10.2	HR - Training	Netherlands	Ashland Services, BV	$0	Euro
10.3	Tax	Netherlands	Ashland Services, BV	$711,273	Euro	505,004	€
10.4	Treasury - Cash Application	Netherlands	Ashland Services, BV	$147,887	Euro	105,000	€
10.5	Treasury - Letters of Credit and Bank Guarantees	Netherlands	Ashland Services, BV	$59,155	Euro	42,000	€

11.1	HR - EMEA	Netherlands	Ashland Services, BV	$459,900	Euro	326,529	€
12.1	EH&S EMEA	Netherlands	Ashland Services, BV	$0	Euro	0	€

			Subtotal	$1,990,892		2,005,896	€

13.1	EMEA Russia - Finance	Russia	Hercules Russia	$8,451	RUR	240,904.23	p.
13.1.1	EMEA Russia - OTC	Russia	Hercules Russia	$70,423	RUR	2,007,535.21	p.
13.1.2	EMEA Russia - IT	Russia	Hercules Russia	$6,761	RUR	192,723.38	p.
13.1.3	HR - Russia	Russia	Hercules Russia	$0	RUR	0.00	p.

			Subtotal	$85,634		2,441,162.82	p.

	Office Space
7.1	Barendrecht Resource Group	Netherlands	Ashland Services, BV	$66,000	Euro	46,860	€
7.3.1	Office Space - Bezons, France Site	Netherlands	Ashland France, SAS	$101,639	Euro	72,164	€
7.3.2	Office Space - Warsaw, Poland Site	Poland	Ashland Poland, SP Zoo	$56,518	Euro	40,128	€
7.3.3	Office Space - Moscow, Russia Site	Russia	Hercules Russia	$18,943	RUR	540,000.00	p.
7.3.4	Office Space - Milan, Italy Site	Netherlands	Ashland Italia, SpA	$135,211	Euro	96,000	€

			Subtotal	$378,312

Subtotals
EMEA Total (excluding rent)	$2,825,206	2,005,896	€
Russia Total (excluding rent)	$85,634	2,441,162.82	p.
Office Space (excluding Barendrecht & Russia)	$293,369	208,292	€
Office Space (Barendrecht)	$66,000	46,860	€
Office Space (Russia)	$18,943	540,000.00	p.

Transition Services Agreement Cost Summary

Cost Category	US Dollar Figure	Local Currency
US	$26,112,710	$26,112,710
Canada	$111,237	$108,000
Mexico	$124,435	$1,514,000
EMEA	$2,825,206	2,005,896	€
China & Singapore	$340,752	¥2,052,646
Russia	$85,634	2,441,163	p.

Subtotal	$29,599,974

Admin Fee (6.35%)	$1,879,598

Barendrecht	$66,000	46,860	€
Dublin*	$2,376,957	$2,376,957
Shanghai	$28,800	¥189,504
Other Office Space	$496,987	Multiple Currencies

Total	$34,448,316

*	Included in Dublin License Agreement, not this Agreement

Hourly Rates for Ashland Support Services

Function	Rate	Region
Acccounts Payable Emp-NA	$26/hr	North America
Accounting - General	$90/hr	North America Only
Accounting - Property	$45/hr	North America Only
Accounts Payable Emp-EMEA	€19/hr	EMEA
Accounts Payable Mgmt-EMEA	€35/hr	EMEA
Accounts Payable Mgmt-NA	$40/hr	North America
Benefit Accounting	$100/hr	US Only
EH&S-A/P	$23/hr	Asia Pacific
EH&S-EMEA	$58/hr	EMEA
EH&S-NA	$76/hr	North America
Engineering	$125/hr	North America Only
HR-Exempt	$65/hr
HR-Nonexempt	$30/hr
Indirect/Direct Purchasing	$75/hr
IT (Ashland Personnel)	$85/hr
IT (Offshore Personnel)	$40-48/hr
Logistics	$75/hr
Master Data-Exempt	$70/hr	North America Only
Master Data-Nonexempt	$40/hr	North America Only
Real Estate	$80/hr	North America Only
Tax	$64/hr	US Only
Treasury	$50/hr